                                                                     EXHIBIT 3.1

                            ARTICLES OF INCORPORATION
                                       OF
                              UNIVERSITY GROUP, INC

            To form a Minnesota business corporation under and pursuant to the Minnesota Business Corporation Act, the following Articles of Incorporation are adopted:

                                 ARTICLE 1. NAME

            The name of the Corporation is University Group, Inc.

                          ARTICLE 2. REGISTERED OFFICE

            The address of the registered office of the corporation is Interchange North Building, Suite 500, 300 South Highway 169, St. Louis Park, Minnesota 55426.

                          ARTICLE 3. AUTHORIZED SHARES

            The aggregate number of authorized common shares of the Corporation is five (5) million, of par value of $.10 per share.

                             ARTICLE 4. INCORPORATOR

            The name and address of the incorporator, who is a natural person of full age, are:

                        William R Hibbs, Esq.
                        c/o Dorsey & Whitney
                        2200 First Bank Place East
                        Minneapolis, Minnesota 55402

                          ARTICLE 5. CUMULATIVE VOTING

            There  shall  be  no  cumulative   voting  by  shareholders  of  the
Corporation.

                          ARTICLE 6. PREEMPTIVE RIGHTS

            The shareholders of the Corporation shall not have any preemptive rights to subscribe for or acquire securities or rights to purchase securities of any class, kind, or series of the Corporation.

                          ARTICLE 7. DIRECTOR LIABILITY

            A director of this Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Sections 302A.559 or 80A.23 of the Minnesota Statutes; (iv) for any transaction from which the director derived an improper personal benefit; or (v) for any act or omission occurring prior to the date when this Article 7 became effective.

            If the Minnesota Business Corporation Act is hereafter amended to authorize any further limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Minnesota Business Corporation Act, as amended.

            Any repeal or modification of the foregoing provisions of the
Article 7 by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

            IN WITNESS WHEREOF, the undersigned, Incorporator for the Corporation, has executed this document on this 27th day of December, 1991.

                                                /s/ William R. Hibbs
                                                --------------------------------
                                                William R. Hibbs, Esq.

STATE OF    MINNESOTA      )
                           ) ss.
COUNTY OF  HENNEPIN        )

            On this 27th day of December, 1991, before me, a Notary Public within and for said county, personally appeared William R. Hibbs, Esq., to me known to be the person described in and who executed the foregoing instrument.

(Notarial Seal)                                  /s/ Darlene R. Spangler
                                                 -------------------------------
                                                 Notary Public

                                                                     EXHIBIT 3.1
                          AMENDMENT AND RESTATEMENT OF
                          ARTICLES OF INCORPORATION OF
                              UNIVERSITY GROUP, INC

This Amendment and Restatement has been adopted pursuant to Chapter 302A of the Minnesota Statutes, the Minnesota Business Corporation Act, and supersedes the original Articles.

                                 ARTICLE I. NAME

            The name of the Corporation is Learn Net, Inc.

                          ARTICLE II. REGISTERED OFFICE

            The address of the registered office of the Corporation is 1400 Northland Plaza, 3800 West 80th Street, Minneapolis, Minnesota 55431.

                         ARTICLE III. AUTHORIZED SHARES

Section 1. Shares and Classes Authorized

      (A) Authorized Capital Stock. The aggregate number of shares which the Corporation has the authority to issue is twenty-three million (23,000,000) shares, ten million (10,000,000) of which shall be designated common shares, $.10 par value (the "Common Shares"), and three million (3,000,000) of which shall be designated Class A convertible preferred shares, $1.00 par value (the "Class A Preferred Shares"). The Common Shares and the Class A Preferred Shares are herein sometimes referred to collectively as "Capital Stock."

      (B) Additional Preferred Shares. Additionally, the Board of Directors of the Corporation is hereby authorized to cause to be issued from time to time, by resolution or resolutions adopted by such Board, an additional ten million (10,000,000) preferred shares. The Board is authorized to cause such preferred shares to be issued in one or more classes and/or series, to establish the designation and number of shares of each such class or series, and to fix the relative rights and preferences of the shares of each such class or series, all to the full extent permitted by Minnesota Statutes, Section 302A.401, or any successor provision. Without limiting the generality of the foregoing, the Board of Directors is authorized to provide that shares of a class or series of preferred stock:

            (1) are entitled to cumulative, partially cumulative or noncumulative dividends or other distributions in payable in cash, capital stock or indebtedness of the Corporation or other property, at such times and in such amounts as are set forth in the Board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

            (2) are entitled to a preference with respect to payment of dividends over one or more other classes and/or series of capital stock of the Corporation;

            (3) are entitled to a preference with respect to any distribution of assets of the Corporation upon its liquidation, dissolution or winding up over one or more other classes and/or series of capital stock of the Corporation in such amount as is set forth in the Board resolutions establishing such class or series or as is determined in a manner specified in such resolutions;

            (4) are redeemable or exchangeable at the option of the Corporation and/or on a mandatory basis for cash, capital stock or indebtedness of the Corporation or other property, at such times or upon the occurrence of such events, and at such prices, as are set forth in the Board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

            (5) are entitled to the benefits of such sinking fund, if any, as is required to be established by the Corporation for the redemption and/or purchase of such shares by the Board resolutions establishing such class or series;

            (6) are convertible at the option of the holders thereof into shares of any other class or series of capital stock of the Corporation, at such times or upon the occurrence of such events, and upon such terms, as are set forth in the Board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

            (7) are exchangeable at the option of the holders thereof for cash, capital stock or indebtedness of the Corporation or other property, at such times or upon the occurrence of such events, and at such prices, as are set forth in the Board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

            (8) are entitled to such voting rights, if any, as are specified in the Board resolutions establishing such class or series (including, without limiting the generality of the foregoing, the right to elect one or more directors voting alone as a single class or series or together with one or more other classes and/or series of preferred stock, if so specified by such Board resolutions) at all times or upon the occurrence of specified events; and

            (9) are subject to restrictions on the issuance of additional shares of preferred stock of such class or series or of any other class or series, or on the reissuance of shares of preferred stock of such class or series or of any other class or series, or on increases or decreases in the number of authorized shares of preferred stock of such class or series or of any other class or series.

Without limiting the generality of the foregoing authorizations, any of the rights and preferences of a class or series of preferred stock may be made dependent upon facts ascertainable outside the Board resolutions establishing such class or series, and may incorporate by reference some or all of the terms of any agreements, contracts or other arrangements entered into by the Corporation in connection with the issuance of such class or series, all to the full extent permitted by Minnesota Statutes. Unless otherwise specified in the Board resolutions establishing a class or series of preferred stock, holders of a class or series of preferred stock shall not be entitled to cumulate their votes in any election of directors in which they are entitled to vote and shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation.

Section 2. Description of the Capital Stock.

      The rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares or the holders thereof are as follows:

      (A)   Voting Rights.

      Each holder of Common Shares shall have one vote on all matters submitted to the shareholders for each Common Share standing in the name of such holder on the books of this Corporation. Each holder of Class A Preferred Shares shall have one vote on all matters submitted to the shareholders for each Common Share which such holder of Class A Preferred Shares would be entitled to receive upon the conversion of his Class A Preferred Shares pursuant to the provisions of
Section 2(C)(3). No holder of any shares of Capital Stock shall have any cumulative voting rights.

      (B)   Preemptive Rights.

      No holders of shares of any class of Capital Stock shall be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of this Corporation of any class whatsoever, or of securities convertible into or exchangeable for any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

      (C)   Class A Preferred Shares.

            (1) Dividends. Dividends shall be payable on Class A Preferred Shares out of funds legally available for the declaration of dividends, only if and when declared by this Corporation's Board of Directors. However, in no event shall any dividend be paid on any Common Shares unless equal or greater dividends are paid on the Class A Preferred Shares. Class A Preferred Shares shall be counted on an as-if-converted basis in determining whether dividends paid on the Class A Preferred Shares are equal to or greater than the dividends paid on the Common Shares.

            (2) Liquidation Right and Preference. In the event of the liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, the holders of Class A Preferred Shares shall be entitled to receive in cash, out of the assets of this Corporation, an amount equal to the par value of each outstanding Preferred Share (that is, $1.00 per share), plus all accumulated but unpaid dividends, before any payment shall be made or any assets distributed to the holders of Common Shares or any other class of shares of this Corporation ranking junior to the Class A Preferred Shares. If, upon any liquidation, dissolution or winding up of this Corporation, the assets of this Corporation are insufficient to pay the amounts described in the preceding sentence, the holders of such Class A Preferred Shares shall share pro rata in any such distribution in proportion to the full amounts to which they would otherwise be respectively entitled Following such payment to the holders of Class A Preferred Shares upon such liquidation, dissolution or winding up of this Corporation, the holders of Common Shares shall then be entitled, to the exclusion of the holders of Class A Preferred Shares, to receive in cash or in kind, all remaining assets of this Corporation, if any.

      The merger or consolidation of this Corporation into or with another corporation or the merger or consolidation of any other corporation into or with this Corporation (in which consolidation or merger the shareholders of this Corporation receive any distributions of cash or securities or other property as a result of such consolidation or merger), or the sale, transfer or other disposition of all or substantially all of the assets of this Corporation, shall be deemed to be a liquidation or dissolution of this Corporation for purposes of this Section 2(C)(2).

            (3)   Conversion Rights.

            (a) Optional Conversion. At the option of the holder thereof, all Class A Preferred Shares then held by such holder shall be convertible into Common Shares of this Corporation in accordance with the provisions and subject to the adjustments provided for in Section 2(C)(3)(b); provided, however, that each Class A Preferred Share called for redemption by this Corporation shall cease to be convertible on and after the redemption date if provision shall have been made for its payment. In order to exercise the conversion privilege, a holder of Class A Preferred Shares shall surrender the certificate or certificates evidencing all Class A Preferred Shares then held by such holder to this Corporation at its principal office, duly endorsed to this Corporation and accompanied by written notice to this Corporation that the holder elects to convert all of such shares. Class A Preferred Shares converted at the option of the holder shall be deemed to have been converted on the day of surrender of the certificate representing such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the holder of such Class A Preferred Shares shall cease and such holder shall be treated for all purposes as the record holder of Common Shares issuable upon conversion. As promptly as practicable on or after the conversion date, this Corporation shall issue and mail or deliver to such holder a certificate or certificates for the number of Common Shares issuable upon conversion, computed to the nearest one hundredth of a full share, and a certificate or certificates for the balance of Class A Preferred Shares surrendered, if any, not so converted into Common Shares.

            (b) Conversion Price and Adjustments. The number of Common Shares issuable in exchange for each Class A Preferred Share upon either optional or automatic conversion shall be equal to One Dollar ($1.00) divided by the conversion price then in effect for Class A Preferred Shares (the "Class A Conversion Price"). The Class A Conversion Price shall initially be One Dollar ($1.00), but such Class A Conversion Price shall be subject to adjustment from time to time, as provided in the following sentence. In case this corporation shall at any time subdivide or split its outstanding Common Shares into a greater number of shares or declare any dividend payable in Common Shares, the Class A Conversion Price in effect immediately prior to such subdivision, split or dividend shall be proportionately decreased, and conversely, in case the outstanding Common Shares of this Corporation shall be combined into a smaller number of shares, the Class A Conversion Price in effect immediately prior to such combination shall be proportionately increased.

            (c) Rights to Preconversion Distributions. The holders of Class A Preferred Shares shall have the following rights to certain properties received by the holders of Common Shares:

                  (i) in case this Corporation shall declare a dividend or distribution upon Common Shares payable other than in cash out of earnings or surplus or other than in Common Shares, then thereafter each holder of Class A Preferred Shares upon the conversion thereof will be entitled to receive the number of Common Shares into which such Class A Preferred Shares shall be converted, and, in addition and without payment therefor, the property which such holder would have received as a dividend if continuously since the record date for any such dividend or distribution such holder (A) had been the record holder of the number of Common Shares then received, and (B) had retained all dividends or distributions in stock or securities payable in respect of such Common Shares or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Shares.

                  (ii) Subject to the provisions of Section 2(C)(2) regarding liquidation rights, if any capital reorganization or reclassification of the Capital Stock of this Corporation, or consolidation or merger of this Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Shares shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holders of Class A Preferred Shares shall thereafter have the right to receive, in lieu of Common Shares of this Corporation immediately theretofore receivable upon the conversion of such Class A Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares immediately theretofore receivable upon the conversion or such Class A Preferred Shares had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of the Class A Preferred Shares to the end that the provisions hereof (including without limitation provisions for adjustments of the Class A Conversion Price and of the number of shares receivable upon the conversion of such Class A Preferred Shares) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter receivable upon the conversion of such Class A Preferred Shares. This Corporation shall not effect any such reorganization, reclassification consolidation, merger or sale, unless prior to the consummation thereof the surviving corporation (if other than this Corporation), the corporation resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holders of the Class A Preferred Shares at the last address of such holders appearing on the books of the Corporation, the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to receive.

            (d)   Notice of Certain Events. In case any time:

                  (i) this Corporation shall pay any dividend payable in stock upon Common Shares or make any distribution (other than regular cash dividends) to the holders of Common Shares; or

                  (ii) this Corporation shall offer for subscription pro rata to the holders of Common Shares any additional shares of stock of any class or other rights; or

                  (iii) there shall be any capital reorganization,
            reclassification of the capital stock of this Corporation, or consolidation or merger of this Corporation with, or sale of all or substantially all of its assets, to another corporation; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of this Corporation;

      then, in any one or more of said cases, this Corporation shall give written notice, by first-class mail, postage prepaid, addressed to the holders of Class A Preferred Shares at the addresses of such holders as shown on the books of this Corporation, of the date on which (A) the books of this Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Shares of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date or the date on which this Corporation's transfer books are dosed in respect thereto.

            (4)   Redemption Rights.

                  (a) This corporation shall at any time have the conditional right, but not the obligation, to purchase and redeem all, but not less than all, of the then outstanding Class A Preferred Shares at the redemption price, plus all accrued but unpaid dividends, if the exercise of such conditional redemption option is approved by all of the members of this Corporation's Board of Directors. The "redemption price" of all Class A Preferred Shares shall be the par value of such Class A Preferred Shares. Within thirty (30) days after the meeting of the Board of Directors at which the exercise of such conditional redemption right was approved by the requisite number of members of the Board, the Corporation shall deliver notice of exercise to all holders of Class A Preferred Shares subject to redemption. Thereafter, each holder of Class A Preferred Shares subject to redemption shall have a period of ninety (90) days in which to convert his Class A Preferred

            Shares into Common Shares pursuant to the provisions of Section 2(C)(3). If the holder of Class A Preferred Shares subject to redemption does not convert his Class A Preferred Shares into Common Shares within such ninety (90) day period, the Class A Preferred Shares shall thereafter be redeemed pursuant to the provisions of this Section 2(C)(4).

                  (b) This Corporation shall complete the redemption of all Class A Preferred Shares outstanding on the date of expiration of the ninety (90) day notice period described in part (a) of this
            Section 2(C)(4) by (i) notifying the holders of such outstanding Class A Preferred Shares of the date on which the shares will be redeemed, and (ii) depositing in trust with a bank or trust company located in the United States of America and having capital, surplus and undivided profits of at least Five Million Dollars ($5,000,000), within ten (10) days after the expiration of the ninety (90) day notice period described in part (a) of this Section 2(C)(4), an amount in cash out of moneys legally available therefor sufficient to redeem such Class A Preferred Shares at the redemption prices specified in this Section 2(C)(4), with instructions and authority to such bank or trust company to pay the redemption price on or after the date fixed for redemption, upon surrender by such holders of the certificates evidencing the shares being redeemed, which certificates shall be properly endorsed in blank. If the certificates evidencing such shares are not surrendered, the dividends with respect to such shares shall cease to accrue after the date fixed for redemption and all rights with respect to such shares shall forthwith after such date cease and terminate, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor. Any moneys deposited by this Corporation pursuant to this paragraph and unclaimed at the end of one year after the date fixed for redemption shall be repaid to this Corporation upon its request expressed in a resolution of its Board of Directors, and thereafter the holders of shares so called for redemption shall be entitled to receive payment of the redemption price only from this Corporation. All Class A Preferred Shares which are in any manner redeemed or acquired by this Corporation shall be retired and canceled and none of such shares shall be reissued.

                          ARTICLE 4. DIRECTOR LIABILITY

      A director of this Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Sections

302A.559 or 80A.23 of the Minnesota Statutes; (iv) for any transaction from which the director derived an improper personal benefit; or (v) for any act or omission occurring prior to the date when this Article 4 became effective.

      If the Minnesota Business Corporation Act is hereafter amended to authorize any further limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Minnesota Business Corporation Act, as amended.

      Any repeal or modification of the foregoing provisions of the Article 4 by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

      IN WITNESS WHEREOF, the undersigned, Incorporator of the Corporation, has executed this document on this 11th day of February, 1993.

                                                     /s/ William R. Hibbs
                                                     ---------------------------
                                                     William R. Hibbs, Esq.

                                                                     EXHIBIT 3.1

                          AMENDMENT AND RESTATEMENT OF
                          ARTICLES OF INCORPORATION OF
                                 LEARN-NET, INC.

      This Amendment and Restatement has bean adopted pursuant to Chapter 302A of the Minnesota Statutes, the Minnesota Business Corporation Act, and supersedes the original Articles.

                                 ARTICLE I. NAME

      The name of the Corporation is Learning Ventures, Inc.

                          ARTICLE II REGISTERED OFFICE

      The address of the registered office of the Corporation is 1400 Northland Plaza, 3800 West 80th Street, Minneapolis, Minnesota 55431.

                         ARTICLE III. AUTHORIZED SHARES

Section 1. Shares and Classes Authorized.

      (A) Authorized Capital Stock. The aggregate number of shares which the Corporation has the authority to issue is twenty-three million (23,000,000) shares, ten million (10,000,000) of which shall be designated common shares, $.10 par value (the "Common Shares"), and three million (3,000,000) of which shall be designated Class A convertible preferred shares, $1.00 par value (the "Class A Preferred Shares"). The Common Shares and the Class A Preferred Shares are herein sometimes referred to collectively as "Capital Stock." Additionally, the Board of Directors of the corporation is hereby authorized to cause to be issued from time to time, by resolution or resolutions adopted by such Board, an additional ten million (10,000,000) preferred shares (the "Open Term Preferred Shares").

      (B) Open Term Preferred Shares. The Board is authorized to cause the Open Term Preferred Shares to be issued in one or more classes and/or series, to establish the designation and number of shares of each such class or series, and to fix the relative rights and preferences of the shares of each such class or series, all to the full extent permitted by Minnesota Statutes, Section 302A.401, or any successor provision. Without limiting the generality of the foregoing, the Board of Directors is authorized to provide that shares of a class or series of preferred stock:

            (1) are entitled to cumulative, partially cumulative or noncumulative dividends or other distributions in payable in cash, capital stock or indebtedness of the corporation or other property, at such times and in such amounts as are set forth in the Board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

            (2) are entitled to a preference with respect to payment of dividends over one or more other classes and/or series of capital stock of the Corporation;

            (3) are entitled to a preference with respect to any distribution of assets of the Corporation upon its liquidation, dissolution or winding up over one or more other classes and/or series of capital stock of the Corporation in such amount as is set forth in the Board resolutions establishing such class or series or as is determined in a manner specified in such resolutions;

            (4) are redeemable or exchangeable at the option of the Corporation and/or on a mandatory basis for cash, capital stock or indebtedness of the Corporation or other property, at such times or upon the occurrence of such events, and at such prices, as are set forth in the Board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

            (5) are entitled to the benefits of such sinking fund, if any, as is required to be established by the Corporation for the redemption and/or purchase of such shares by the Board resolutions establishing such class or series;

            (6) are convertible at the option of the holders thereof into shares of any other class or series of capital stock of the Corporation, at such times or upon the occurrence of such events, and upon such terms, as are set forth in the Board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

            (7) are exchangeable at the option of the holders thereof for cash, capital stock or indebtedness of the Corporation or other property, at such times or upon the occurrence of such events, and at such prices, as are set forth in the Board resolutions establishing such class or series or as are determined in a manner specified in such resolutions;

            (8) are entitled to such voting rights, if any, as are specified in the Board resolutions establishing such class or series (including, without limiting the generality of the foregoing, the right to elect one or more directors voting alone as a single class or series or together with one or more other classes and/or series of preferred stock, if so specified by such Board resolutions) at all times or upon the occurrence of specified events; and

            (9) are subject to restrictions on the issuance of additional shares of preferred stock of such class or series or of any other class or series, or on the reissuance of shares of preferred stock of such class or series or of any other class or series, or on increases or decreases in the number of authorized shares of preferred stock of such class or series or of any other class or series.

Without limiting the generality of the foregoing authorizations, any of the rights and preferences of a class or series of preferred stock may be made dependent upon facts ascertainable outside the Board resolutions establishing such class or series, and may incorporate by reference some or all of the terms of any agreements, contracts or other arrangements entered into by the Corporation in connection with the issuance of such class or series, all to the full extent permitted by Minnesota Statutes. Unless otherwise specified in the Board resolutions establishing a class or series of preferred stock, holders of a class or series of preferred stock shall not be entitled to cumulate their votes in any election of directors in which they are entitled to vote and shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation.

Section 2. Description of the Capital Stock.

      The rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares or the holders thereof are as follows:

      (A)   Voting Rights.

      Each holder of Common Shares shall have one vote on all matters submitted to the shareholders for each Common Share standing in the name of such holder on the books of this Corporation. Each holder of Class A Preferred Shares shall have one vote on all matters submitted to the shareholders for each Common Share which such holder of Class A Preferred Shares would be entitled to receive upon the conversion of his Class A Preferred Shares pursuant to the provisions of
Section 2(C)(3). No holder of any shares of Capital Stock shall have any cumulative voting rights.

      (B)   Preemptive Rights.

      No holders of shares of any class of Capital Stock shall be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of this Corporation of any class whatsoever, or of securities convertible into or exchangeable for any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

      (C)   Class A Preferred Shares.

      (1) Dividends. Dividends shall be payable on Class A Preferred Shares out of funds legally available for the declaration of dividends, only if and when declared by this Corporation's Board of Directors. However, in no event shall any dividend be paid on any Common Shares unless equal or greater dividends are paid an the Class A Preferred Shares. Class A Preferred Shares shall be counted on an as-if-converted basis in determining whether dividends paid on the Class A Preferred Shares are equal to or greater than the dividends paid on the Common Shares.

      (2) Liquidation Right and Preference. In the event of the liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, the holders of Class A Preferred Shares shall be entitled to receive in cash, out of the assets of this Corporation, an amount equal to the par value of each outstanding Preferred Share (that is, $1.00 per share), plus all accumulated but unpaid dividends, before any payment shall be made or any assets distributed to the holders of Common Shares or any other class of shares of this Corporation ranking junior to the Class A Preferred Shares. If, upon any liquidation, dissolution or winding up of this Corporation, the assets of this Corporation are insufficient to pay the amounts described in the preceding sentence, the holders of such Class A Preferred Shares shall share pro rata in any such distribution in proportion to the full amounts to which they would otherwise be respectively entitled. Following such payment to the holders of Class A Preferred Shares upon such liquidation, dissolution or winding up of this Corporation, the holders of Common Shares shall then be entitled, to the exclusion of the holders of Class A Preferred Shares, to receive in cash or in kind, all remaining assets of this Corporation, if any.

      The merger or consolidation of this Corporation into or with another corporation or the merger or consolidation of any other corporation into or with this corporation (in which consolidation or merger the shareholders of this Corporation receive any distributions of cash or securities or other property as a result of such consolidation or merger), or the sale, transfer or other disposition of all or substantially all of the assets of this Corporation, shall be deemed to be a liquidation or dissolution of this Corporation for purposes of this Section 2(C)(2).

      (3)   Conversion Rights.

      (a) Optional Conversion. At the option of the holder thereof, all Class A Preferred Shares then held by such holder shall be convertible into Common Shares of this Corporation in accordance with the provisions and subject to the adjustments provided for in Section 2(C)(3)(c); provided, however, that each Class A Preferred Share called for redemption by this Corporation shall cease to be convertible on and after the redemption date if provision shall have been made for its payment. In order to exercise the conversion privilege, a holder of Class A Preferred Shares shall surrender the certificate or certificates evidencing all Class A Preferred Shares then held by such holder to this Corporation at its principal office, duly endorsed to this Corporation and accompanied by written notice to this Corporation that the holder elects to convert all of such shares. Class A Preferred Shares converted at the option of the holder shall be deemed to have been converted on the day of surrender of the certificate representing such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the holder of such Class A Preferred Shares shall cease and such holder shall be treated for all purposes as the record holder of

Common Shares issuable upon conversion. As promptly as practicable on or after the conversion date, this Corporation shall issue and mail or deliver to such holder a certificate or certificates for the number of Common Shares issuable upon conversion, computed to the nearest one hundredth of a full share, and a certificate or certificates for the balance of Class A Preferred Shares surrendered, if any, not so converted into Common Shares.

      (b) Automatic Conversion. The Class A Preferred Shares shall be automatically converted into Common Shares, upon the election of this Corporation and delivery of written notice of such election to the holders of the Class A Preferred Shares (which election and notice may be delivered within ninety (90) days before or after the automatic conversion event described below without affecting the effective time of such automatic conversion), if this Corporation closes the issuance and sale of Common Shares in one or more underwritten public offerings, pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the gross proceeds received by this Corporation equal or exceed Ten Million Dollars ($10,000,000).

      (c) Conversion Price and Adjustments. The number of Common Shares issuable in exchange for each Class A Preferred Share upon either optional or automatic conversion shall be equal to One Dollar ($1.00) divided by the conversion price then in effect for Class A Preferred Shares (the "Class A Conversion Price"). The Class A Conversion Price shall initially be One Dollar ($1.00), but such Class A Conversion Price shall be subject to adjustment from time to time, as provided in the following sentence. In case this Corporation shall at any time subdivide or split its outstanding Common Shares into a greater number of shares or declare any dividend payable in Common Shares, the Class A Conversion Price in effect immediately prior to such subdivision, split or dividend shall be proportionately decreased, and conversely, in case the outstanding Common Shares of this Corporation shall be combined into a smaller number of shares, the Class A Conversion Price in effect immediately prior to such combination shall be proportionately increased.

      (d) Rights to Preconversion Distributions. The holders of Class A Preferred Shares shall have the following rights to certain properties received by the holders of Common Shares:

            (i) In case this Corporation shall declare a dividend or distribution upon Common Shares payable other than in cash out of earnings or surplus or other than in Common Shares, then thereafter each holder of Class A Preferred Shares upon the conversion thereof will be entitled to receive the number of Common Shares into which such Class A Preferred Shares shall be converted, and, in addition and without payment therefor, the property which such holder would have received as a dividend if continuously since the record date for any such dividend or distribution such holder (A) had been the record holder of the number of Common Shares then received, and (B) had retained all dividends or distributions in stock or securities payable in respect of such Common Shares or in respect of any stock or securities paid as dividends or distributions, and originating directly or indirectly from such Common Shares.

            (ii) Subject to the provisions of Section 2(C)(2) regarding liquidation rights, if any capital reorganization or reclassification of the Capital Stock of this Corporation, or consolidation or merger of this Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Shares shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holders of Class A Preferred Shares shall thereafter have the right to receive, in lieu of Common Shares of this Corporation immediately theretofore receivable upon the conversion of such Class A Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares immediately theretofore receivable upon the conversion or such Class A Preferred Shares had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of the Class A Preferred Shares to the end that the provisions hereof (including without limitation provisions for adjustments of the Class A Conversion Price and of the number of shares receivable upon the conversion of such Class A Preferred Shares) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter receivable upon the conversion of such Class A Preferred Shares. This Corporation shall not effect any such reorganization, reclassification consolidation, merger or sale, unless prior to the consummation thereof the surviving corporation (if other than this Corporation), the corporation resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holders of the Class A Preferred Shares at the last address of such holders appearing on the books of the Corporation, the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to receive.

      (e)   Notice of Certain Events. In case any time:

            (i) this Corporation shall pay any dividend payable in stock upon Common Shares or make any distribution (other than regular cash dividends) to the holders of Common Shares; or

            (ii) this Corporation shall offer for subscription pro rata to the holders of Common Shares any additional shares of stock of any class or other rights; or

            (iii) there shall be any capital reorganization, reclassification of the capital stock of this corporation, or consolidation or merger of this Corporation with, or sale of all or substantially all of its assets, to another corporation; or

            (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of this Corporation;

then, in any one or more of said cases, this Corporation shall give written notice, by first-class mail, postage prepaid, addressed to the holders of Class A Preferred Shares at the addresses of such holders as shown on the books of this Corporation, of the date on which (A) the books of this Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Shares of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date or the date on which this Corporation's transfer books are closed in respect thereto.

      (4)   Redemption Rights.

            (a) At any time after February 24, 2000, the Corporation shall have the conditional right, but not the obligation, to purchase and redeem all, but not less than all, of the then outstanding Class A Preferred Shares at the redemption price, plus all accrued but unpaid dividends, if the exercise of such conditional redemption option is approved by all of the members of this Corporation's Board of Directors. The "redemption price" of all Class A Preferred Shares shall be the par value of such Class A Preferred Shares. Within thirty (30) days after the meeting of the Board of Directors at which the exercise of such conditional redemption right was approved by the requisite number of members of the Board, the Corporation shall deliver notice of exercise to all holders of Class A Preferred Shares subject to redemption. Thereafter, each holder of Class A Preferred Shares subject to redemption shall have a period of ninety (90) days in which to convert his Class A Preferred Shares into Common Shares pursuant to the provisions of Section 2(C)(3). If the holder of Class A Preferred Shares subject to redemption does not convert his Class A Preferred Shares into Common Shares within such ninety (90) day period, the Class A Preferred Shares shall thereafter be redeemed pursuant to the provisions of this Section 2(C)(4).

            (b) This Corporation shall complete the redemption of all Class A Preferred Shares outstanding on the date of expiration of the ninety (90) day notice period described in part (a) of this Section 2(C)(4) by (i) notifying the holders of such outstanding Class A Preferred Shares of the date on which the shares will be redeemed, and (ii) depositing in trust with a bank or trust company located in the United States of America and having capital, surplus and undivided profits of at least Five Million Dollars ($5,000,000), within ten (10) days after the expiration of the ninety (90) day notice period described in part (a) of this Section 2(C)(4), an amount in cash out of moneys legally available therefor sufficient to redeem such Class A Preferred Shares at the redemption prices specified in this Section 2(C)(4), with instructions and authority to such bank or trust company to pay the redemption price on or after the date fixed for redemption, upon surrender by such holders of the certificates evidencing the shares being redeemed, which certificates shall be properly endorsed in blank. If the certificates evidencing such shares are not surrendered, the dividends with respect to such shares shall cease to accrue after the date fixed for redemption and all rights with respect to such shares shall forthwith after such date cease and terminate, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor. Any moneys deposited by this Corporation pursuant to this paragraph and unclaimed at the end of one year after the date fixed for redemption shall be repaid to this Corporation upon its request expressed in a resolution of its Board of Directors, and thereafter the holders of shares so called for redemption shall be entitled to receive payment of the redemption price only from this Corporation. All Class A Preferred Shares which are in any manner redeemed or acquired by this Corporation shall be retired and canceled and none of such shares shall be reissued.

                          ARTICLE 4. DIRECTOR LIABILITY

      A director of this corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Sections 302A.559 or 80A.23 of the Minnesota Statutes; (iv) for any transaction from which the director derived an improper personal benefit; or (v) for any act or omission occurring prior to the date when this Article 4 became effective.

      If the Minnesota Business Corporation Act is hereafter amended to authorize any further limitation of the liability of a director, then the liability of a director of the

Corporation shall be eliminated or limited to the fullest extent permitted by the Minnesota Business Corporation Act, as amended.

      Any repeal or modification of the foregoing provisions of the Article 4 by the shareholders of the corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

      IN WITNESS WHEREOF, the undersigned, Incorporator of the Corporation, has executed this document on this 22nd day of February, 1993.

                                                     /s/ William R. Hibbs
                                                     ---------------------------
                                                     William R. Hibbs, Esq.

                                                                     EXHIBIT 3.1

                          MINNESOTA SECRETARY OF STATE
                     AMENDMENT OF ARTICLES OF INCORPORATION

BEFORE COMPLETING THIS FORM, PLEASE READ INSTRUCTIONS LISTED BELOW.

CORPORATE NAME:(List the name of the company prior to any desired name change)

                             Learning Ventures, Inc.

This amendment Is effective on the day it Is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State. November 15, 1993

The following amendment(s) of articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form______ .)

                                   ARTICLE 2

            The address of the registered office of the corporation is 121 South 8th Street, Suite 730, Minneapolis, Minnesota 55402.

This amendment has been approved pursuant to Minnesota Statutes chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

                                      /s/ Marie Hubonette, Asst. Corp. Secretary
                                     -------------------------------------------
                                           (Signature of Authorized Person)

                                                                     EXHIBIT 3.1

                          MINNESOTA SECRETARY OF STATE
                     AMENDMENT OF ARTICLES OF INCORPORATION

BEFORE COMPLETING THIS FORM, PLEASE READ INSTRUCTIONS LISTED BELOW.

CORPORATE NAME:(List the name of the company prior to any desired name change)

                             Learning Ventures, Inc.

This amendment Is effective on the day it Is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.__________________

The following amendment(s) of articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form _________ .)

                                  ARTICLE______

            See attached Certificate of Designation of Class B Convertible Preferred Stock of Learning Ventures, Inc. pursuant to
            Article IIIB of the Restated Articles of Incorporation.

This amendment has been approved pursuant to Minnesota Statutes chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

                                                      /s/ Paul F. Clifford
                                                      --------------------------
                                                      Paul Clifford, Secretary

                                                                     EXHIBIT 3.1

                           CERTIFICATE OF DESIGNATION
                                       OF
                       CLASS B CONVERTIBLE PREFERRED STOCK
                                       OF
                             LEARNING VENTURES, INC

      I, Paul F. Clifford, the Secretary of Learning Ventures, Inc., a Minnesota corporation (the "Corporation"), do hereby certify that by a written action of the Board of Directors of the Corporation dated as of October 25, 1994, the following resolutions effecting the creation of a series of preferred stock designated as "Class B Convertible Preferred Stock" were duly approved by the Board of Directors of the Corporation and that such resolutions have not been subsequently modified or rescinded

            RESOLVED, that the Corporation shall create a class of shares of preferred stock designated as "Class B Convertible Preferred Shares" and will reserve One Hundred Eighty Thousand (180,000) of the Corporation's authorized but unissued shares of preferred stock for issuance under such class.

            FURTHER RESOLVED, that the Class B Convertible Preferred Shares shall be entitled to the relative rights and preferences described in the attached Exhibit A.

            I further certify that the document attached hereto and marked Exhibit A and entitled "Learning Ventures, Inc. Certificate of Designation for Class B Convertible Preferred Stock" is a true and correct copy of the document referred to in the foregoing resolutions.

            IN WITNESS WHEREOF, I have executed this certificate as of this 25th day of October, 1994.

                                                     /s/ Paul F. Clifford
                                                     ---------------------------
                                                     Paul F. Clifford, Secretary

                                                                     EXHIBIT 3.1

                                                                       EXHIBIT A

                             LEARNING VENTURES, INC

                           CERTIFICATE OF DESIGNATION
                                       FOR
                       CLASS B CONVERTIBLE PREFERRED STOCK

      1. Designation; Number of Shares; Par Value. A class of shares of preferred stock of Learning Ventures, Inc. (the "Corporation") shall be designated as Class B Convertible Preferred Stock (the "Class B Preferred Shares"). The number of shares constituting the Class B Preferred Shares shall be One Hundred Eighty Thousand (180,000) shares. The "Class B Preferred Shares shall have a par value of $2.50 per share.

      2. Voting Rights. On all matters submitted to the shareholders, each holder of Class B Preferred Shares shall have one vote for each share of common stock of the Corporation which such holder of Class B Preferred Shares would be entitled to receive upon the conversion of such holder's Class B Preferred Shares pursuant to the provisions of Section 6. No holder of any Class B Preferred Shares shall have any cumulative voting rights.

      3. No Preemptive Rights. Holders of Class B Preferred Shares shall not be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of the Corporation of any class whatsoever, or of securities convertible into or exchangeable for any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

      4. Dividends. The Class B Preferred Shares shall rank equal to the Class A convertible preferred stock of the Corporation (the "Class A Preferred Shares") and senior to the common stock of the Corporation (the "Common Shares") with respect to the payment of dividends. Dividends shall be payable on Class B Preferred Shares out of funds legally available for the declaration of dividends only if and when declared by the Corporation's Board of Directors. However, in no event shall any dividend be paid on any Common Shares or any other class of shares of the Corporation ranking equal to or junior to the Class B Preferred Shares unless equal or greater dividends are paid on the Class B Preferred Shares. All shares of stock of the Corporation shall be counted on an as-if-converted-to-Common-Shares basis in determining whether dividends paid on the Class B Preferred Shares are equal to or greater than the dividends paid on any other shares.

      5. Liquidation Right and Preference. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Class B Preferred Shares shall be entitled to receive in cash, out of the assets of the Corporation, an amount equal to the par value of each outstanding Class B Preferred Share (i.e., $2.50 per share), plus all accumulated but unpaid dividends, before any payment shall be made or any assets distributed to the holders of Common Shares or any other class of shares of the Corporation ranking junior to the Class B Preferred Shares. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation are insufficient to pay the amounts described in the preceding sentence, the holders of Class B Preferred Shares and any other class of shares of the Corporation ranking equal to the Class B Preferred Shares shall share pro rata in any such distribution in proportion to the full amounts to which they would otherwise be respectively entitled. Following such payment to the holders of Class B Preferred Shares and any other class of shares of the Corporation ranking equal to the Class B Preferred Shares upon such liquidation, dissolution or winding up of the Corporation, the holders of Common Shares and any other class of shares of the Corporation ranking junior to the Class B Preferred Shares shall then be entitled, to the exclusion of the holders of Class B Preferred Shares, to receive in cash or in kind, all remaining assets of the Corporation, if any.

      The merger or consolidation of the Corporation into or with another corporation or the merger or consolidation of any other corporation into or with the Corporation (in which consolidation or merger the shareholders of the Corporation receive any distributions of cash or securities or other property as a result of such consolidation or merger), or the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation or dissolution of the Corporation for purposes of this Section 5.

      6.    Conversion into Common Shares.

            (a) Optional Conversion. At the option of the holder thereof, all Class B Preferred Shares then held by such holder shall be convertible into Common Shares of the Corporation in accordance with the provisions and subject to the adjustments provided for in Section 6(c); provided, however, that each Class B Preferred Share called for redemption by the Corporation shall cease to be convertible on and after the redemption date if provision shall have been made for its payment. In order to exercise the conversion privilege, a holder of Class B Preferred Shares shall surrender the certificate or certificates evidencing all Class B Preferred Shares then held by such holder to the Corporation at its principal office, duly endorsed to the Corporation and accompanied by written notice to the Corporation that the holder elects to convert all of such shares. Class B Preferred Shares converted at the option of the holder shall be deemed to have been converted on the day of surrender of the certificate representing such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the holder of such Class B Preferred Shares shall cease and such holder shall be treated for all purposes as the record holder of Common Shares issuable upon conversion. As promptly as practicable on or after the conversion date, the Corporation shall issue and mail or deliver to such holder a certificate or certificates for the number of Common Shares issuable upon conversion, computed to the nearest one hundredth of a full share.

            (b) Automatic Conversion. The Class B Preferred Shares shall be automatically converted into Common Shares, upon the election of the Corporation and delivery of written notice of such election to the holders of the Class B Preferred Shares (which election and notice shall be delivered within ninety (90) days before or after the automatic conversion event described below without affecting the effective time of such automatic conversion), if the Corporation closes the issuance and sale of Common Shares in one or more underwritten public offerings, pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the gross proceeds received by the Corporation equal or exceed Ten Million Dollars ($10,000,000).

            (c) Conversion Price and Adjustments. The number of Common Shares issuable in exchange for each Class B Preferred Share upon either optional or automatic conversion shall be equal to One Dollar ($1.00) divided by the conversion price then in effect for Class B Preferred Shares (the "Class B Conversion Price"). The Class B Conversion Price shall initially be One Dollar ($1.00), but such Class B Conversion Price shall be subject to adjustment from time to time, as provided in the following sentence. In case the Corporation shall at any time subdivide or split its outstanding Common Shares into a greater number of shares or declare any dividend payable in Common Shares, the Class B Conversion Price in effect immediately prior to such subdivision, split or dividend shall be proportionately decreased, and conversely, in case the outstanding Common Shares of the Corporation shall be combined into a smaller number of shares, the Class B Conversion Price in effect immediately prior to such combination shall be proportionately increased.

            (d) Rights to Preconversion Distributions. The holders of Class B Preferred Shares shall have the following rights to certain properties received by the holders of Common Shares:

                  (i) In case the Corporation shall declare a dividend or distribution upon Common Shares payable other than in cash out of earnings or surplus or other than in Common Shares, then thereafter each holder of Class B Preferred Shares upon the conversion thereof will be entitled to receive the number of Common Shares into which such Class B Preferred Shares shall be converted, and, in addition and without payment therefor, the property which such holder would have received as a dividend if continuously since the record date for any such dividend or distribution such holder (A) had been the record holder of the number of Common Shares then received, and (B) had retained all dividends or distributions in stock or securities payable in respect of such Common Shares or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Shares.

                  (ii) Subject to the provisions of Section 5 regarding liquidation rights, if any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Shares shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holders of Class B Preferred Shares shall thereafter have the right to receive, in lieu of Common Shares of the Corporation immediately theretofore receivable upon the conversion of such Class B Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares immediately theretofore receivable upon the conversion or such Class B Preferred Shares had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of the Class B Preferred Shares to the end that the provisions hereof (including without limitation provisions for adjustments of the Class B Conversion Price and of the number of shares receivable upon the conversion of such Class B Preferred Shares) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter receivable upon the conversion of such Class B Preferred Shares. The Corporation shall not effect any such reorganization, reclassification consolidation, merger or sale, unless prior to the consummation thereof the surviving corporation (if other than the Corporation), the corporation resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holders of the Class B Preferred Shares at the last address of such holders appearing on the books of the Corporation, the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to receive.

            (e)   Notice of Certain Events. In case any time:

                  (i) the Corporation shall pay any dividend payable in stock upon Common Shares or make any distribution (other than regular cash dividends) to the holders of Common Shares; or

                  (ii) the Corporation shall offer for subscription pro rata to the holders of Common Shares any additional shares of stock of any class or other rights; or

                  (iii) there shall be any capital reorganization,,
            reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with or sale of all or substantially all of its assets, to another corporation; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

      then, in any one or more of said cases, the Corporation shall give written notice, by first-class mail, postage prepaid, addressed to the holders of Class B Preferred Shares at the addresses of such holders as shown on the books of the Corporation, of the date on which (A) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice also shall specify the date as of which the holders of Common Shares of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date or the date on which the Corporation's transfer books are dosed in respect thereto.

      7.    Conversion Into Preferred Shares.

      If the Corporation issues, between October 25, 1994 and December 31, 1995, any shares of preferred stock, each share of which is convertible into one Common Share, other than Class A Preferred Shares or Class B Preferred Shares (such stock hereinafter referred to as the "Class C Preferred Shares"), then the Class B Preferred Shares shall be convertible into Class C Preferred Shares at the option of the holder thereof or the Corporation, as provided in this Section 7.

            (a) Holder's Conversion Option. If the par value of the Class C Preferred Shares is less than $2.50 per share, then all Class B Preferred Shares shall be convertible into Class C Preferred Shares at the option of the holder of such Class B Preferred Shares. This conversion option shall be exercisable for a period of 90 days following the closing of the first sale of Class C Preferred Shares which occurs prior to December 31, 1995, and shall expire at the end of such 90-day period; provided, however, that each Class B Preferred Share called for redemption by the Corporation pursuant to
      Section 8 shall cease to be convertible on and after the redemption date if provision shall have been made for its payment. In order to exercise the conversion privilege, a holder of Class B Preferred Shares shall surrender the certificate or certificates evidencing all Class B Preferred Shares then held by such holder to the Corporation at its principal office, duly endorsed to the Corporation and accompanied by written notice to the Corporation that the holder elects to convert all of such shares. Class B Preferred Shares converted at the option of the holder shall be deemed to have been converted on the day of surrender of the certificate representing such shares in accordance with the foregoing provisions, and at such time the rights of the holder of such Class B Preferred Shares shall cease and such holder shall be treated for all purposes as the record holder of the Class C Preferred Shares issuable upon such conversion. As promptly as practicable on or after the conversion date, the Corporation shall issue and mail or deliver to such holder a certificate or certificates for the number of Class C Preferred Shares issuable upon such conversion, computed to the nearest one hundredth of a full share.

            (b) Corporation's Conversion Option. If the par value of the Class C Preferred Shares is greater than or equal to $2.50 per share, then all Class B Preferred Shares shall be convertible into Class C Preferred Shares at the option of the Corporation. This conversion option shall be exercisable for a period of 90 days following the closing of the first sale of Class C Preferred Shares which occurs prior to December 31,1995, and shall expire at the end of such 90-day period. In order to exercise the conversion privilege, the Corporation shall send written notice of such exercise to all holders of Class B Preferred Shares by first class mail, postage prepaid, addressed to such holders at the addresses shown on the books of the Corporation. As promptly as practicable following receipt of such conversion notice, a holder of Class B Preferred Shares shall surrender the certificate or certificates evidencing all Class B Preferred Shares then held by such holder to the Corporation at its principal office, duly endorsed to the Corporation. Class B Preferred Shares converted at the option of the Corporation shall be deemed to have been converted on the day the Corporation mails notice of its exercise of the conversion option, and at such time the rights of a holder of Class B Preferred Shares shall cease and such holder shall be treated for all purposes as the record holder of the Class C Preferred Shares issuable upon such conversion. As promptly as practicable after receipt of the share certificates representing the converted Class B Preferred Shares, the Corporation shall issue and mail or deliver to each holder a certificate or certificates for the number of Class C Preferred Shares issuable upon conversion, computed to the nearest one hundredth of a full share.

            (c) Conversion Price. The number of Class C Preferred Shares issuable in exchange for each Class B Preferred Share upon either the holder's or the Corporation's exercise of its conversion option shall be equal to the par value of one Class B Preferred Share (i.e. $2.50) divided by the par value of one Class C Preferred Share.

            (d) Termination of Conversion Rights. If the Corporation does not complete a sale of Class C Preferred Shares on or before December 31, 1995, the conversion rights provided in this Section 7 shall terminate and shall be of no further force or effect.

      8.    Redemption Rights:

            (a) At any time after February 24, 2000, the Corporation shall have the conditional right, but not the obligation, to purchase and redeem all, but not less than all, of the then outstanding Class B Preferred Shares at the redemption price, plus all accrued but unpaid dividends, if the exercise of such conditional redemption option is approved by all of the members of the Corporation's Board of Directors. The "redemption price" of the Class B Preferred Shares shall be the par value of such Class B Preferred Shares. Within thirty (30) days after the meeting of the Board of Directors at which the exercise of such conditional redemption right was approved by all members of the Board, the Corporation shall deliver notice of redemption to all holders of Class B Preferred Shares. Thereafter, each holder of Class B Preferred Shares subject to redemption shall have a period of ninety (90) days in which to convert such holder's Class B Preferred Shares into Common Shares pursuant to the provisions of
      Section 6. If a holder of Class B Preferred Shares subject to redemption does not convert such holder's Class B Preferred Shares into Common Shares within such ninety (90) day period, the Class B Preferred Shares shall thereafter be redeemed pursuant to the provisions of this Section 8(b).

            (b) The Corporation shall complete the redemption of all Class B Preferred Shares outstanding on the date of expiration of the ninety (90) day notice period described in part (a) of this Section 8 by (i) notifying the holders of such outstanding Class B Preferred Shares of the date on which the shares will he redeemed, and (ii) depositing in trust with a bank or trust company located in the United States of America and having capital, surplus and undivided profits of at least Five Million Dollars ($5,000,000), within ten (10) days after the expiration of the ninety (90) day notice period described in part (a) of this Section 8, an amount in cash out of moneys legally available therefor sufficient to redeem such Class B Preferred Shares at the redemption price specified in this Section 8, with instructions and authority to such bank or trust company to pay the redemption price on or after the date fixed for redemption, upon surrender by such holders of the certificates evidencing the shares being redeemed, which certificates shall be properly endorsed in blank. If the certificates evidencing such shares are not surrendered, the dividends with respect to such shares shall cease to accrue after the date fixed for redemption and all rights with respect to such shares shall forthwith after such date cease and terminate, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor. Any moneys deposited by the Corporation pursuant to this paragraph and unclaimed at the end of one year after the date fixed for redemption shall be repaid to the Corporation upon its request expressed in a resolution of its Board of Directors, and thereafter the holders of shares so called for redemption shall be entitled to receive payment of the redemption price only from the Corporation. All Class B Preferred Shares which are in any manner redeemed or acquired by the Corporation shall be retired and canceled and none of such shares shall be reissued.

                                                                     EXHIBIT 3.1

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                            ARTICLES OF INCORPORATION
                                       OF
                             LEARNING VENTURES, INC.

                    Adopted Pursuant to Minn. Stat. Ch. 302A

      Pursuant to the unanimous resolution of the directors and shareholders of the corporation dated December 27, 1995, adopted pursuant to the authority granted under Minn. Stat. Sections. 302A.239 and 302A.441, the Articles of Incorporation of the corporation are hereby amended as follows:

      Article I of the Articles of Incorporation be and the same is hereby amended by deleting the whole thereof and inserting in its place the following:

                                    ARTICLE I

      The name of this corporation shall be Learning Ventures International, Inc.

      IN TESTIMONY WHEREOF, I have hereunto set my hand this 9th day of May, 1996.

                                                     /s/ Paul F. Clifford
                                                     ---------------------------
                                                     Secretary
                                                     Learning Ventures
                                                             International, Inc.

                                                                     EXHIBIT 3.1

                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                      LEARNING VENTURES INTERNATIONAL, INC.

      Learning Ventures International, Inc., a Minnesota corporation, hereby adopts and files with the Secretary of State these Articles of Amendment pursuant to Section 302A.139 of the Minnesota Business Corporation Act.

      1. The rights and preferences of the Corporation's Class B Convertible Preferred Shares shall be amended, and an additional One Million (1,000,000) of the Corporation's authorized but unissued shares of preferred stock shall be reserved for issuance under such class, resulting in a total of One Million One Hundred Eighty Thousand (1,180,000) shares of preferred stock being reserved for issuance under such class, all as set forth in the Amended and Restated Certificate of Designation for Class B Convertible Preferred Stock attached hereto as Exhibit A.

      2. There is hereby created a new class of preferred stock of the Corporation which shall be designated as Class C Preferred Shares, and Fifty-Five Thousand (55,000) of the Corporation's authorized but unissued shares of preferred stock shall be reserved for issuance under such class, all as set forth in the Certificate of Designation for Class C Preferred Stock attached hereto as Exhibit B.

      3. The remaining provisions of the Articles of Incorporation shall remain unchanged.

      4. These Articles of Amendment have been approved and adopted by the directors and shareholders of Learning Ventures International, Inc. as required by the Minnesota Business Corporation Act

Date: September 29, 1997                             LEARNING VENTURES
                                                     INTERNATIONAL, INC.

                                                     By /s/ Stephen Shank
                                                        -----------------------
                                                       Its President

                                                                     EXHIBIT 3.1

                                                                       EXHIBIT A

                      LEARNING VENTURES INTERNATIONAL, INC.

                              AMENDED AND RESTATED
                           CERTIFICATE OF DESIGNATION
                                       FOR
                       CLASS B CONVERTIBLE PREFERRED STOCK

      1. Designation; Number of Shares; Par Value. A class of shares of preferred stock of Learning Ventures International, Inc. (the "Corporation") shall be designated as Class B Convertible Preferred Stock (the "Class B Preferred Shares"). The number of shares constituting the Class B Preferred Shares shall be One Million One Hundred Eighty Thousand (1,180,000) shares. The Class B Preferred Shares shall have a par value of $2.50 per share.

      2. Voting Rights. On all matters submitted to the shareholders, each holder of Class B Preferred Shares shall have one vote for each share of common stock of the Corporation which such holder of Class B Preferred Shares would be entitled to receive upon the conversion of such holder's Class B Preferred Shares pursuant to the provisions of Section 6. No holder of any Class B Preferred Shares shall have any cumulative voting rights.

      3. No Preemptive Rights . Holders of Class B Preferred Shares shall not be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of the Corporation of any class whatsoever, or of securities convertible into or exchangeable for any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

      4. Dividends. The Class B Preferred Shares shall rank senior to the Class A convertible preferred stock of the Corporation (the "Class A Preferred Shares") and senior to the common stock of the Corporation (the "Common Shares") with respect to the payment of dividends. Dividends shall be payable on Class B Preferred Shares out of funds legally available for the declaration of dividends only if and when declared by the Corporation's Board of Directors. However, in no event shall any dividend be paid on any Class A Preferred Shares, Common Shares or any other class of shares of the Corporation ranking equal to or junior to the Class B Preferred Shares unless equal or greater dividends are paid on the Class B Preferred Shares. All shares of stock of the Corporation shall be counted on an as-if-converted-to-Common-Shares basis in determining whether dividends paid on the Class B Preferred Shares are equal to or greater than the dividends paid on any other shares.

      5. Liquidation Right and Preference. The Class B Preferred Shares shall rank senior to the Class A Preferred Shares and senior to the Common Shares with respect to the liquidation of the Corporation. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Class B Preferred Shares shall be entitled to receive in cash, out of the assets of the Corporation, an amount equal to the par value of each outstanding Class B Preferred Share (i.e., $2.50 per share), plus all accumulated but unpaid dividends, before any payment shall be made or any assets distributed to the holders of Class A Preferred Shares, Common Shares or any other class of shares of the Corporation ranking junior to the Class B Preferred Shares. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation are insufficient to pay the amounts described in the preceding sentence, the holders of Class B Preferred Shares and any other class of shares of the Corporation ranking equal to the Class B Preferred Shares shall share pro rata in any such distribution in proportion to the full amounts to which they would otherwise be respectively entitled. Following such payment to the holders of Class B Preferred Shares and any other class of shares of the Corporation ranking equal to the Class B Preferred Shares upon such liquidation, dissolution or winding up of the Corporation, the holders of Class A Preferred Shares, Common Shares and any other class of shares of the Corporation ranking junior to the Class B Preferred Shares shall then be entitled, to the exclusion of the holders of Class B Preferred Shares, to receive in cash or in kind, all remaining assets of the Corporation, if any.

      The merger or consolidation of the Corporation into or with another corporation or the merger or consolidation of any other corporation into or with the Corporation (in which consolidation or merger the shareholders of the Corporation receive any distributions of cash or securities or other property as a result of such consolidation or merger), or the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation or dissolution of the Corporation for purposes of this Section 5.

      6.    Conversion into Common Shares.

            (a) Optional Conversion. At the option of the holder thereof, all Class B Preferred Shares then held by such holder shall be convertible into Common Shares of the Corporation in accordance with the provisions and subject to the adjustments provided for in Section 6(c); provided, however, that each Class B Preferred Share called for redemption by the Corporation shall cease to be convertible on and after the redemption date if provision shall have been made for its payment. In order to exercise the conversion privilege, a holder of Class B Preferred Shares shall surrender the certificate or certificates evidencing all Class B Preferred Shares then held by such holder to the Corporation at its principal office, duly endorsed to the Corporation and accompanied by written notice to the Corporation that the holder elects to convert all of such shares. Class B Preferred Shares converted at the option of the holder shall be deemed to have been converted on the day of surrender of the certificate representing such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the holder of such Class B Preferred Shares shall cease and such holder shall be treated for all purposes as the record holder of Common Shares issuable upon conversion. As promptly as practicable on or after the conversion date, the Corporation shall issue and mail or deliver to such holder a certificate or certificates for the number of Common Shares issuable upon conversion, computed to the nearest one hundredth of a full share.

            (b) Automatic Conversion. The Class B Preferred Shares shall be automatically converted into Common Shares, upon the election of the Corporation and delivery of written notice of such election to the holders of the Class B Preferred Shares (which election and notice shall be delivered within ninety (90) days before or after the automatic conversion event described below without affecting the effective time of such automatic conversion), if the Corporation closes the issuance and sale of Common Shares in one or more underwritten public offerings, pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the gross proceeds received by the Corporation equal or exceed Ten Million Dollars ($10,000,000).

            (c) Conversion Price and Adjustments. The number of Common Shares issuable in exchange for each Class B Preferred Share upon either optional or automatic conversion shall be equal to One Dollar ($1.00) divided by the conversion price then in effect for Class B Preferred Shares (the "Class B Conversion Price"). The Class B Conversion Price shall initially be One Dollar ($1.00), but such Class B Conversion Price shall be subject to adjustment from time to time, as provided in the following sentence. In case the Corporation shall at any time subdivide or split its outstanding Common Shares into a greater number of shares or declare any dividend payable in Common Shares, the Class B Conversion Price in effect immediately prior to such subdivision, split or dividend shall be proportionately decreased, and conversely, in case the outstanding Common Shares of the Corporation shall be combined into a smaller number of shares, the Class B Conversion Price in effect immediately prior to such combination shall be proportionately increased.

            (d) Rights to Preconversion Distributions. The holders of Class B Preferred Shares shall have the following rights to certain properties received by the holders of Common Shares:

                  (i) In case the Corporation shall declare a dividend or distribution upon Common Shares payable other than in cash out of earnings or surplus or other than in Common Shares, then thereafter each holder of Class B Preferred Shares upon the conversion thereof will be entitled to receive the number of Common Shares into which such Class B Preferred Shares shall be converted, and, in addition and without payment therefor, the property which such holder would have received as a dividend if continuously since the record date for any such dividend or distribution such holder (A) had been the record holder of the number of Common Shares then received, and (B) had retained all dividends or distributions in stock or securities payable in respect of such Common Shares or in respect of any, stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Shares.

                  (ii) Subject to the provisions of Section 5 regarding liquidation rights, if any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Shares shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holders of Class B Preferred Shares shall thereafter have the right to receive, in lieu of Common Shares of the Corporation immediately theretofore receivable upon the conversion of such Class B Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding common shares equal to the number of Common Shares immediately theretofore receivable upon the conversion or such Class B Preferred Shares had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of the Class B Preferred Shares to the end that the provisions hereof (including without limitation provisions for adjustments of the Class B Conversion Price and of the number of shares receivable upon the conversion of such Class B Preferred Shares) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter receivable upon the conversion of such Class B Preferred Shares. The Corporation shall not effect any such reorganization, reclassification consolidation, merger or sale, unless prior to the consummation thereof the surviving corporation (if other than the Corporation), the corporation resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holders of the Class B Preferred Shares at the last address of such holders appearing on the books of the Corporation, the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to receive.

            (e)   Notice of Certain Events. In case any time:

                  (i) the Corporation shall pay any dividend payable in stock upon Common Shares or make any distribution (other than regular cash dividends) to the holders of Common Shares; or

                  (ii) the Corporation shall offer for subscription pro rata to the holders of Common Shares any additional shares of stock of any class or other rights; or

                  (iii) there shall be any capital reorganization,
            reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets, to another corporation; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

      then, in any one or more of said cases, the Corporation shall give written notice, by first-class mail, postage prepaid, addressed to the holders of Class B Preferred Shares at the addresses of such holders as shown on the books of the Corporation, of the date on which (A) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice also shall specify the date as of which the holders of Common Shares of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

      7.    Redemption Rights.

            (a) At any time after February 24, 2000, the Corporation shall have the conditional right, but not the obligation, to purchase and redeem all, but not less than all, of the then outstanding Class B Preferred Shares at the redemption price, plus all accrued but unpaid dividends, if the exercise of such conditional redemption option is approved by all of the members of the Corporation's Board of Directors. The "redemption price" of the Class B Preferred Shares shall be the par value of such Class B Preferred Shares. Within thirty (30) days after the meeting of the Board of Directors at which the exercise of such conditional redemption right was approved by all members of the Board, the Corporation shall deliver notice of redemption to all holders of Class B Preferred Shares. Thereafter, each holder of Class B Preferred Shares subject to redemption shall have a period of ninety (90) days in which to convert such holder's Class B Preferred Shares into Common Shares pursuant to the provisions of Section
      6. If a holder of Class B Preferred Shares subject to redemption does not convert such holder's Class B Preferred Shares into Common Shares within such ninety (90) day period, the Class B Preferred Shares shall thereafter be redeemed pursuant to the provisions of this Section 7(b).

            (b) The Corporation shall complete the redemption of all Class B Preferred Shares outstanding on the date of expiration of the ninety (90) day notice period described in part (a) of this Section 7 by (i) notifying the holders of such outstanding Class B Preferred Shares of the date on which the shares will be redeemed, and (ii) depositing in trust with a bank or trust company located in the United States of America and having capital, surplus and undivided profits of at least Five Million Dollars ($5,000,000), within ten (10) days after the expiration of the ninety (90) day notice period described in part (a) of this Section 7, an amount in cash out of moneys legally available therefor sufficient to redeem such Class B Preferred Shares at the redemption price specified in this Section 7, with instructions and authority to such bank or trust company to pay the redemption price on or after the date fixed for redemption, upon surrender by such holders of the certificates evidencing the shares being redeemed, which certificates shall be properly endorsed in blank. If the certificates evidencing such shares are not surrendered, the dividends with respect to such shares shall cease to accrue after the date fixed for redemption and all rights with respect to such shares shall forthwith after such date cease and terminate, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor. Any moneys deposited by the Corporation pursuant to this paragraph and unclaimed at the end of one year after the date fixed for redemption shall be repaid to the Corporation upon its request expressed in a resolution of its Board of Directors, and thereafter the holders of shares so called for redemption shall be entitled to receive payment of the redemption price only from the Corporation. All Class B Preferred Shares which are in any manner redeemed or acquired by the Corporation shall be retired and canceled and none of such shares shall be reissued.

                                                                     EXHIBIT 3.1

                                                                       EXHIBIT B

                      LEARNING VENTURES INTERNATIONAL, INC.

                           CERTIFICATE OF DESIGNATION
                                       FOR
                             CLASS C PREFERRED STOCK

      1. Designation; Number of Shares; Par Value. A class of shares of preferred stock of Learning Ventures International, Inc. (the "Corporation") shall be designated as Class C Preferred Stock (the "Class C Preferred Shares"). The number of shares constituting the Class C Preferred Shares shall be Fifty-Five Thousand (55,000) shares. The Class C Preferred Shares shall have a par value of $0.01 per share.

      2. Voting Rights. Holders of Class C Preferred Shares shall not be entitled to vote in the election of directors or on any other matters submitted for vote to the shareholders of the Corporation; provided, however, that each holder of Class C Preferred Shares shall have one vote for each Class C Preferred Share on any proposal to change the rights or preferences of the Class C Preferred Shares.

      3. No Preemptive Rights. Holders of Class C Preferred Shares shall not be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of the Corporation of any class whatsoever, or of securities convertible into or exchangeable for any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

      4. No Dividends. The Class C Preferred Shares shall not be entitled to any dividends.

      5. Liquidation Right and Preference. The Class C Preferred Shares shall rank equal to the Class B convertible preferred stock of the Corporation (the "Class B Preferred Shares"), and senior to the Class A convertible preferred stock of the Corporation (the "Class A Preferred Shares") and the common stock of the Corporation (the "Common Shares") with respect to the liquidation of the Corporation. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Class C Preferred Shares shall be entitled to receive in cash, out of the assets of the Corporation, an amount equal to Three Dollars ($3.00) for each outstanding Class C Preferred Share after payment is made to the holders of any class of shares of the Corporation ranking senior to the Class C Preferred Shares, and before any payment shall be made or any assets distributed to the holders of Class A Preferred Shares, Common Shares or any other class of shares of the Corporation ranking junior to the Class C Preferred

Shares. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation are insufficient to pay the amounts described in the preceding sentence, the holders of Class C Preferred Shares, Class B Preferred Shares and any other class of shares of the Corporation ranking equal to the Class C Preferred Shares shall share pro rata in any such distribution in proportion to the full amounts to which they would otherwise be respectively entitled. Following such payment to the holders of Class C Preferred Shares, Class B Preferred Shares and any other class of shares of the Corporation ranking equal to the Class C Preferred Shares upon such liquidation, dissolution or winding up of the Corporation, the holders of Class A Preferred Shares, Common Shares and any other class of shares of the Corporation ranking junior to the Class C Preferred Shares shall then be entitled, to the exclusion of the holders of Class C Preferred Shares, to receive in cash or in kind, all remaining assets of the Corporation, if any.

      The merger or consolidation of the Corporation into or with another corporation or the merger or consolidation of any other corporation into or with the Corporation (in which consolidation or merger the shareholders of the Corporation receive any distributions of cash or securities or other property as a result of such consolidation or merger), or the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation or dissolution of the Corporation for purposes of this Section 5.

      6. Designation of Additional Series. The Corporation shall have the power to issue additional series of preferred stock which rank equal to or senior to the Class C Preferred Shares with respect to the payment of dividends and payment upon the liquidation of the Corporation, and to increase the number of authorized shares of any such series, without the vote or consent of the holders of the Class C Preferred Shares.

      7.    Redemption.

            (a) At any time and from time to time, the Corporation shall have the right to purchase and redeem all or any portion of the then outstanding Class C Preferred Shares at the redemption price of Three Dollars ($3.00) for each outstanding Class C Preferred Share. If the Corporation purchases and redeems less than all of the then outstanding Class C Preferred Shares, such purchase and redemption shall be pro rata from each holder of Class C Preferred Shares, based on the number of Class C Preferred Shares then held by each.

            (b) The Corporation shall purchase and redeem all of the then outstanding Class C Preferred Shares at the redemption price of Three Dollars ($3.00) for each outstanding Class C Preferred Share upon the earlier of (i) June 1, 2001, (ii) the completion by the Corporation of any single financing from the sale of Common Shares which results in net proceeds to the Corporation (determined by deducting selling commissions and all other costs and expenses of the financing) of not less than Six Million Dollars ($6,000,000), (iii) the consolidation or merger of the Corporation with another corporation (other than a wholly-owned subsidiary of the Corporation) if the Corporation is not the surviving corporation, or (iv) the sale of substantially all of the assets of the Corporation. Any redemption required pursuant to item (i) above shall occur on or before June 1, 2001, and any redemption required pursuant to item (ii), (iii) or
      (iv) above shall occur within thirty (30) days after the event triggering the redemption.

            (c) The Corporation shall complete the redemption of Class C Preferred Shares as described in part (a) or (b) of this Section 7 by (i) notifying the holders of such outstanding Class C Preferred Shares of the date on which the shares will be redeemed, and (ii) depositing in trust with a bank or trust company located in the United States of America and having capital, surplus and undivided profits of at least Five Million Dollars ($5,000,000), within ten (10) days after the date of such notice, an amount in cash out of funds legally available therefor sufficient to redeem such Class C Preferred Shares called for redemption at the redemption price specified in this Section 7, with instructions and authority to such bank or trust company to pay the redemption price on or after the date fixed for redemption, upon surrender by such holders of the certificates evidencing the shares being redeemed, which certificates shall be properly endorsed in blank. If the certificates evidencing such shares are not surrendered, all rights with respect to such shares shall forthwith after such date cease and terminate, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor. Any funds deposited by the Corporation pursuant to this paragraph and unclaimed at the end of one year after the date fixed for redemption shall be repaid to the corporation upon its request expressed in a resolution of its Board of Directors, and thereafter the holders of shares so called for redemption shall be entitled to receive payment of the redemption price only from the Corporation. All Class C Preferred Shares which are in any manner redeemed or acquired by the Corporation shall be retired and canceled and none of such shares shall be reissued.

                                                                     EXHIBIT 3.1

                           CERTIFICATE OF DESIGNATION
                                       OF
                       CLASS D CONVERTIBLE PREFERRED STOCK
                                       OF
                      LEARNING VENTURES INTERNATIONAL, INC.

      I, Paul F. Clifford, the Secretary of Learning Ventures International, Inc., a Minnesota corporation (the "Corporation"), do hereby certify that at a meeting of the Board of Directors of the Corporation held on June 16, 1998, the following resolutions effecting the creation of a series of preferred stock designated as "Class D Convertible Preferred Stock" were duly approved by the Board of Directors of the Corporation and that such resolutions have not been subsequently modified or rescinded

            RESOLVED, that the Corporation shall create a class of shares of preferred stock designated as "Class D Convertible Preferred Stock" and will reserve One Million Twenty Two Thousand Two Hundred Twenty Two (1,022,222) of the Corporation's authorized but unissued shares of preferred stock for issuance under such class.

            FURTHER RESOLVED, that shares of the Class D Convertible Preferred Stock shall be entitled to the relative rights and preferences described in the attached Exhibit A.

            I further certify that the document attached hereto and marked Exhibit A and entitled "Learning Ventures International, Inc. Certificate of Designation for Class D Convertible Preferred Stock" is a true and correct copy of the document referred to in the foregoing resolutions.

            IN WITNESS WHEREOF, I have executed this certificate as of this 16th day of June, 1998.

                                                    s/s Paul F. Clifford
                                                   ----------------------------
                                                    Paul F. Clifford, Secretary

                                                                     EXHIBIT 3.1

                                                                       EXHIBIT A

                      LEARNING VENTURES INTERNATIONAL, INC.

                           CERTIFICATE OF DESIGNATION
                     FOR CLASS D CONVERTIBLE PREFERRED STOCK

      1. Designation; Number of Shares; Par Value. A class of shares of preferred stock of Learning Ventures International, Inc. (the "Corporation") shall be designated as Class D Convertible Preferred Stock (the "Class D Preferred Shares"). The number of shares constituting the Class D Preferred Shares shall be One Million Twenty Two Thousand Two Hundred Twenty Two (1,022,222) shares. The Class D Preferred Shares shall have a par value of $4.50 per share.

      2. Voting Rights. On all matters submitted to the shareholders, each holder of Class D Preferred Shares shall have one vote for each share of common stock of the Corporation which such holder of Class D Preferred Shares would be entitled to receive upon the conversion of such holder's Class D Preferred Shares pursuant to the provisions of Section 6. No holder of any Class D Preferred Shares shall have any cumulative voting rights.

      3. No Preemptive Rights. Holders of Class D Preferred Shares shall not be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of the Corporation of any class whatsoever, or of securities convertible into or exchangeable for any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

      4. Dividends. The Class D Preferred Shares shall rank equal to the Class B convertible preferred stock of the Corporation (the "Class B Preferred Shares"), senior to the Class A convertible preferred stock of the Corporation (the "Class A Preferred Shares"), senior to the Class C preferred stock of the Corporation (the "Class C Preferred Shares") and senior to the common stock of the Corporation (the "Common Shares") with respect to payment of dividends. Dividends shall be payable on Class D Preferred Shares out of funds legally available for the declaration of dividends only if and when declared by the Corporation's Board of Directors. However, in no event shall any dividend be paid on any Class B Preferred Shares, Class A Preferred Shares, Class C Preferred Shares, Common Shares or any other class of shares of the Corporation ranking equal to or junior to the Class D Preferred Shares unless equal or greater dividends are paid on the Class D Preferred Shares. All shares of stock of the Corporation shall be counted on an as-if-converted-to-Common-Shares basis in determining whether dividends paid on the Class D Preferred Shares are equal to or greater than the dividends paid on any other shares.

      5. Liquidation Right and Preference. The Class D Preferred Shares shall rank equal to the Class B Preferred Shares, equal to the Class C Preferred Shares, senior to the Class A Preferred Shares and senior to the Common Shares with respect to the liquidation of the Corporation. In the event of the liquidation, dissolution or winding up or the Corporation, whether voluntary or involuntary, the holders of the Class D Preferred Shares shall be entitled to receive in cash, out of the assets of the Corporation, an amount equal to the par value of each outstanding Class D Preferred Share (i.e., $4.50 per share), plus all accumulated but unpaid dividends, before any payment shall be made or any assets distributed to the holders of Class A Preferred Series, Common Shares or any other class of shares of the Corporation ranking junior to the Class D Preferred Shares. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation are insufficient to pay the amounts described in the preceding sentence, the holders of the Class D Preferred Shares, Class B Preferred Shares, Class C Preferred Shares and any other class of shares of the Corporation ranking equal to the Class D Preferred Shares shall share pro rata in any such distribution in proportion to the full amounts to which they would otherwise be respectively entitled. Following such payment to the holders of Class D Preferred Shares, Class B Preferred Shares, Class C Preferred Shares and any other class of shares of the Corporation ranking equal to the Class D Preferred Shares upon such liquidation, dissolution or winding up of the Corporation, the holders of the Class A Preferred Shares, Common Shares and any other class of shares of the Corporation ranking junior to the Class D Preferred Shares shall then be entitled, to the exclusion of the holders of Class D Preferred Shares, to receive in cash or in kind, all remaining assets of the Corporation, if any.

      The merger or consolidation of the Corporation into or with another corporation or the merger or consolidation of any other corporation into or with the Corporation (in which consolidation or merger the shareholders of the Corporation receive any distributions of cash or securities or other property as a result of such consolidation or merger), or the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation or dissolution of the Corporation for purposes of this Section 5.

      6.    Conversion into Common Shares.

            (a) Optional Conversion. At the option of the holder thereof, all Class D Preferred Shares then held by such holder shall be convertible into Common Shares of the Corporation in accordance with the provisions and subject to the adjustments provided for in Section 6(c). In order to exercise the conversion privilege, a holder of Class D Preferred Shares shall surrender the certificate or certificates evidencing all Class D Preferred Shares then held by such holder to the Corporation at its principal office, duly endorsed to the Corporation and accompanied by written notice to the Corporation that the holder elects to convert all of such shares. Class D Preferred Shares converted at the option of the holder shall be deemed to have been converted on the day of surrender of the certificate representing such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the holder of such Class D Preferred Shares shall cease and such holder shall be treated for all purposes as the record holder of Common Shares issuable upon conversion. As promptly as practicable on or after the conversion date, the Corporation shall issue and mail or deliver to such holder a certificate or certificates for the number of Common Shares issuable upon conversion, computed to the nearest one hundredth of a full share.

            (b) Automatic Conversion. The Class D Preferred Shares shall be automatically converted into Common Shares, (i) upon the election of the holders of a majority of the outstanding Class D Preferred Shares to convert their Class D Preferred Shares into Common Shares; or (ii) upon the election of the Corporation and delivery of written notice of such election to the holders of the Class D Preferred Shares (which election and notice shall be delivered within ninety (90) days before or after the automatic conversion event described below without affecting the effective time of such automatic conversion), if the Corporation closes the issuance and sale of Common Shares in one or more underwritten public offerings, pursuant to an effective registration statement under the Securities Act of 1933, as amended, in which the gross proceeds received by the Corporation and/or selling shareholders, if any, equal or exceed Twenty Million Dollars ($20,000,000) at an average price per Common Share of at least $5.40.

            (c) Conversion Price and Adjustments. The number of Common Shares issuable in exchange for each Class D Preferred Share upon either optional or automatic conversion shall be equal to Four Dollars and Fifty Cents ($4.50) divided by the conversion price then in effect for Class D Preferred Shares (the "Class D Conversion Price"). The Class D Conversion Price shall initially be Four Dollars and Fifty Cents ($4.50), but such Class D Conversion Price shall be subject to adjustment from time to time, as hereinafter provided:

                  (i) In case the Corporation shall at any time subdivide or split its outstanding Common Shares into a greater number of shares or declare any dividend payable in Common Shares, the Class D Conversion Price in effect immediately prior to such subdivision, split or dividend shall be proportionately decreased, and conversely, in case the outstanding Common Shares of the Corporation shall be combined into a smaller number of shares, the Class D Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  (ii) If and whenever the Corporation shall issue or sell any Common Shares for a consideration per share less than the Class D Conversion Price then in effect (other than options issued and issuable under the Corporation's 1993 Stock Option Plan dated February 24, 1993, as amended through September 29, 1997 (the "Plan"), and shares issued and issuable upon exercise of such options; options for the issuance of up to five hundred thousand (500,000) additional shares issuable under any future amendment to the Plan or successor plan and shares issuable upon exercise of such options; options, warrants and rights to purchase shares outstanding or which the Corporation has agreed to issue in writing prior to June 16, 1998 and shares issuable upon the exercise or conversion thereof; and dividends payable in Common Shares), or shall issue any options, warrants or other rights for the purchase of such shares at a consideration per share of less than the Class D Conversion Price then in effect, the Class D Conversion Price in effect immediately prior to such issuance or sale shall be adjusted and shall be equal to (A) the Class D Conversion Price then in effect, multiplied by (B) a fraction, the numerator of which shall be an amount equal to the sum of (1) the number of Common Shares outstanding immediately prior to such issuance or sale multiplied by the Class D Conversion Price then in effect, and (2) the total consideration payable to this Corporation upon such issuance or sale of such shares and such purchase rights and upon the exercise of such purchase rights, and the denominator of which shall be the amount determined by multiplying (aa) the number of Common Shares outstanding immediately after such issuance or sale plus the number of the Common Shares issuable upon the exercise of any purchase rights thus issued, by
            (bb) the Class D Conversion Price then in effect. If any options, warrants or other purchase rights that are taken into account in any such adjustment of the Class D Conversion Price subsequently expire without exercise, the Class D Conversion Price shall be recomputed by deleting such options, warrants or other purchase rights. If the Class D Conversion Price is adjusted as the result of the issuance of any options, warrants or other purchase rights, no further adjustment of the Class D Conversion Price shall be made at the time of the exercise of such options, warrants or other purchase rights.

                  (iii) The anti-dilution provisions of this section 6(c) may be waived by the affirmative vote of the holders (acting together as a class) of at least ninety percent (90%) of the then outstanding Class D Preferred Shares.

            (d) Notice of Class D Conversion Price Adjustment. Upon any adjustment of the Class D Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holders of Class D Preferred Shares at the addresses of such holders as shown on the books of this Corporation, which notice shall state the Class D Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares receivable at such price upon the Conversion of Class D Preferred Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            (e) Rights to Preconversion Distributions. The holders of Class D Preferred Shares shall have the following rights to certain properties received by the holders of Common Shares:

                  (i) In case the Corporation shall declare a dividend or distribution upon Common Shares payable other than in cash out of earnings or surplus or other than in Common Shares, then thereafter each holder of Class D Preferred Shares upon the conversion thereof will be entitled to receive the number of Common Shares into which such Class D Preferred Shares shall be converted, and, in addition and without payment therefor, the property which such holder would have received as a dividend if continuously since the record date for any such dividend or distribution such holder (A) had been the record holder of the number of Common Shares then received, and (B) had retained all dividends or distributions in stock or securities payable in respect of such Common Shares or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Shares.

                  (ii) Subject to the provisions of Section 5 regarding liquidation rights, if any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Shares shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holders of Class D Preferred Shares shall thereafter have the right to receive, in lieu of Common Shares of the Corporation immediately theretofore receivable upon the conversion of such Class D Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares immediately theretofore receivable upon the conversion of such Class D Preferred Shares had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of the Class D Preferred Shares to the end that the provisions hereof (including without limitation provisions for adjustments of the Class D Conversion Price and of the number of shares receivable upon the conversion of such Class D Preferred Shares) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter receivable upon the conversion of such Class D Preferred Shares. The Corporation shall not effect any such reorganization, reclassification, consolidation, merger or sale, unless prior to the consummation thereof the surviving corporation (if other than the Corporation), the corporation resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holders of the Class D Preferred Shares at the last address of such holders appearing on the books of the Corporation, the obligation to deliver to such holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to receive.

            (f)   Notice of Certain Events. In case any time:

                  (i) the Corporation shall pay any dividend payable in stock upon Common Shares or make any distribution (other than regular cash dividends) to the holders of Common Shares; or

                  (ii) the Corporation shall offer for subscription pro rata to the holders of Common Shares any additional shares of stock of any class or other rights; or

                  (iii) there shall be any capital reorganization,
            reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets, to another corporation; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

      then, in any one or more of said cases, the Corporation shall give written notice, by first-class mail, postage prepaid, addressed to the holders of Class D Preferred Shares at the addresses of such holders as shown on the books of the Corporation, of the date on which (A) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice also shall specify the date as of which the holders of Common Shares of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

                                                                     EXHIBIT 3.1

                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                      LEARNING VENTURES INTERNATIONAL, INC.

            Learning Ventures International, Inc., a Minnesota corporation, hereby adopts and files with the Secretary of State these Articles of Amendment pursuant to Section 302A.139 of the Minnesota Business Corporation Act.

1.    The name of the corporation is Learning Ventures International, Inc.

2. Article I of the Articles of Incorporation of Learning Ventures International, Inc. is hereby amended and restated in its entirety to read as follows:

                                 ARTICLE I. NAME

            The name of the corporation is Capella Education Company.

3. The other provisions of the Articles of Incorporation shall remain unchanged.

4.    This amendment shall be effective June 1, 1999.

5. This amendment has been approved and adopted by the directors and shareholders of Learning Ventures International, Inc. as required by the Minnesota Business Corporation Act.

Date: May 28, 1999                                    LEARNING VENTURES
                                                      INTERNATIONAL, INC.

                                                      By  /s/ Paul F. Clifford
                                                         -----------------------

                                                         Its  Secretary

                                                                     EXHIBIT 3.1

                            CAPELLA EDUCATION COMPANY

                            STATEMENT OF DESIGNATION
                                       OF
                       RIGHTS, PREFERENCES AND LIMITATIONS
                                       OF
                      SERIES E CONVERTIBLE PREFERRED STOCK

      The undersigned, Stephen G. Shank, the Chief Executive Officer of Capella Education Company, a Minnesota corporation (the "Corporation"), does hereby certify that the following resolutions establishing Series E Convertible Preferred Stock of the Corporation, pursuant to Minnesota Statutes, Section 302A.401, were duly adopted on May 10, 2000 by a Stock Committee of the board of Directors of the Corporation duly authorized by the directors of the
Corporation:

            RESOLVED, there is hereby established a new class of Series E Convertible Preferred Stock of this Company with the rights, preferences and privileges as set forth in the Certificate of Designation attached hereto as Exhibit A to these resolutions (the "Certificate of Designation");

            RESOLVED, that the appropriate officers of this Company are authorized and directed to make, execute and file with the Minnesota Secretary of State in the method required by law, the Certificate of Designation, and to take all other actions they may deem necessary or advisable to effect adoption of the Certificate of Designation; and

            RESOLVED, that the officers of the Company, and each of them, be and hereby are authorized and directed, for and on behalf of the Company, to execute such documents and take such other action as they, and each of them, deem necessary, desirable and in the best interest of the Company to complete the transactions contemplated by the foregoing resolutions.

                     [remainder of page intentionally blank]

      IN WITNESS WHEREOF, I have subscribed my name this 10th day of May, 2000.

                                       /s/ Stephen G. Shank
                                       -----------------------------------------
                                       Stephen G. Shank,
                                       President and Chief Executive Officer
                                       Capella Education Company

                                                                       EXHIBIT A

                            CAPELLA EDUCATION COMPANY

                           CERTIFICATE OF DESIGNATION
                     FOR CLASS E CONVERTIBLE PREFERRED STOCK

      1.    DESIGNATION; NUMBER OF SHARES; PAR VALUE.

            A class of shares of preferred stock of Capella Education Company (the "Corporation") shall be designated as Class E Convertible Preferred Stock (the "Class E Preferred Stock"). The number of shares constituting the Class E Preferred Stock shall be Two Million Five Hundred Ninety-Six Thousand Four Hundred Ninety-One (2,596,491) shares. The Class E Preferred Stock shall have a par value of $.01 per share.

      2.    VOTING RIGHTS.

            (a) GENERAL. On all matters submitted to the shareholders, each holder of Class E Preferred Stock shall have one vote for each share of common stock of the Corporation (the "Common Stock") which such holder of Class E Preferred Stock would be entitled to receive upon the conversion of such holder's Class E Preferred Stock pursuant to the provisions hereof. Except as otherwise provided herein, and except as otherwise required by agreement or law, the shares of capital stock of the Corporation shall vote as a single class on all matters submitted to the shareholders. No holder of any Class E Preferred Stock shall have any cumulative voting rights.

            (b) ADDITIONAL CLASS VOTES BY CLASS E STOCK. Without the affirmative vote of the holders of a majority of the Class E Preferred Stock at the time outstanding at a meeting of the holders of Class E Preferred Stock called for such purpose or written consent of the holders (acting together as a class) of a majority of the Class E Preferred Stock at the time outstanding, the Corporation shall not:

            (1) create, authorize or issue any shares of capital stock ranking senior to or having a priority over the Class E Preferred Stock as to the payment or distribution of dividends or of assets upon the liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation; or

            (2) amend, alter, modify or repeal any provision of the Articles of Incorporation of the Corporation so as to alter the rights and preferences of the Class E Preferred Stock; or

            (3) redeem, repurchase or acquire (or make any payment into, or set aside, a sinking fund for such purposes) any of the Corporation's capital stock, except any such redemption, repurchase or acquisition which is:

                  (i) pursuant to mandatory redemption obligations set forth herein or in the Articles of Incorporation (including any certificate of designation) as of the date of filing of this Certificate of Designation;

                  (ii) Common Stock issued under employee benefit plans of the
            Corporation;

                  (iii) made pursuant to a repurchase agreement approved by the
            Board of Directors; or

            (4) effect any acquisition of the Corporation by another entity by means of any transaction or series of related transactions with the Corporation (including, without limitation any merger, consolidation or recapitalization), which results in 50% or more of the voting capital stock of the Corporation being acquired by persons who were not shareholders of the Corporation prior to such transaction or series of transactions, unless such acquisition provides for the exchange or payment of consideration in respect of each share of Class E Preferred Stock, or the shares of Common Stock or other securities into which a share of Class E Preferred Stock is then convertible, having a value equal to or greater than $42.75 (subject to appropriate adjustments for stock dividends, stock splits, combinations and similar recapitalization affecting the Class E Preferred Stock) (a "Qualified Amount"); or

            (5) effect any sale or other disposition of all or substantially all of the assets of the Corporation, unless such sale, if followed by an immediate liquidation, would result in distributable proceeds in respect of each share of Class E Preferred Stock, or the shares of Common Stock or other securities into which a share of Class E Preferred Stock is then convertible, in a Qualified Amount; or

            (6) effect the liquidation or dissolution of the Company, unless such liquidation or dissolution would result in distributable proceeds in respect of each share of Class E Preferred Stock, or the shares of Common Stock or other securities into which a share of Class E Preferred Stock is then convertible, in a Qualified Amount.

            (c) VALUATION OF NON-CASH CONSIDERATION. In connection with any transaction set forth in Section 2(b) above involving the receipt of consideration or proceeds in a form other than cash, the fair market value of such non-cash consideration or proceeds shall be utilized in determining whether such transaction must be approved by the holders of Class E Preferred Stock pursuant to Section 2(b). The fair market value of any non-cash consideration will be determined as follows:

                  (i) the fair market value of stock and other securities that are publicly traded shall be the average of the last closing market price of such stock or securities on each of the ten trading days ending five business days prior to the execution by the Company of a definitive agreement, or adoption by the Board of Directors of the Company of any plan, relating to such transaction (the "Time of Determination");

                  (ii) the fair market value of stock and other equity
            securities that are not publicly traded and the value of all other non-cash consideration, other than consideration of the nature described in clause (iii) below, shall be the fair market value thereof at the Time of Determination as mutually agreed by the Company and a director designated to serve on the Board of Directors by a holder of Class E Preferred Stock (a "Class E Director"), or if the Company and a Class E Director are unable to reach an agreement within five business days of receipt of written notice from the Company of such transaction by the Class E Director, as determined by an investment banking firm or other person experienced in valuing such stock, equity securities or other non-cash consideration mutually acceptable to a Class E Director and the Company, or if they are unable to agree, or there exists no such Class E Director, then a nationally recognized investment banking firm selected in good faith by the Board of Directors of the Company; or

                  (iii) the value of any promissory note or other debt
            instrument that is not publicly traded and the value of any and all deferred installments of the consideration and any other deferral of payments included in the total consideration shall be deemed to be the face amount of the promissory notes or other debt instruments or the total amount of payments that are deferred with respect to deferred obligations that are not evidenced by promissory notes or other debt instruments.

A security is "publicly traded" if such security is part of a class of securities that is listed on the New York or American stock exchanges (or on a foreign stock exchange of comparable depth and liquidity) or is traded on the NASDAQ Stock Market.

            (d) MEETINGS. A proper officer of the Corporation may, and upon the written request of the holders of record of at least twenty-five percent (25%) of the shares of Class E Preferred Stock then outstanding addressed to the Secretary of the Corporation shall, call a special meeting of the holders of Class E Preferred Stock, for the purpose of holding a class vote pursuant to
Section 2(b). If such meeting shall not be called by a proper officer of the Corporation within twenty (20) days after personal service of said written request upon the Secretary of the Corporation, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Corporation at its principal executive offices, then the holders of record of at least twenty-five percent (25%) of the outstanding shares of Class E Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by the person so designated upon the notice required for the annual meeting of stockholders of the Corporation and shall be held at the place for holding the annual meetings of stockholders.

      3.    NO PREEMPTIVE RIGHTS.

            Holders of Class E Preferred Stock shall not be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of the Corporation of any class whatsoever, or of securities convertible into or exchangeable for, or otherwise creating a right to acquire, any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend. Nothing herein shall limit the power of the Corporation to grant any of the foregoing rights to persons by contract or otherwise.

      4.    DIVIDENDS.

            In the event any dividend or distribution is declared or made with respect to outstanding shares of any class of capital stock, a comparable dividend or distribution must be simultaneously declared or made with respect to the outstanding shares of Class E Preferred Stock. In the event any dividend or distribution is declared or made with respect to the Common Stock or any class of capital stock convertible or exchangeable into Common Stock of the Corporation, each holder of shares of Class E Preferred Stock (and any other holder of capital stock so convertible or exchangeable and entitled to payment of such dividend or distribution) shall be paid such comparable dividend or receive such comparable distribution on the basis of the number of shares of Common Stock into which such holder's shares of capital stock are then convertible on the date established as the record date with respect to such dividend or distribution. In case any portion of the dividend or distribution declared or made by the Corporation shall be in a form other than cash, the fair market value of such non-cash portion, as determined in good faith by the Board of Directors of the Company, shall be utilized in determining the comparable dividend or distribution to be declared or made with respect to the outstanding shares of Class E Preferred Stock.

      5.    LIQUIDATION RIGHT AND PREFERENCE.

            In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation Event"), the holders of the Class E Preferred Stock shall be entitled to receive, in respect of each share of Class E Preferred Stock, the greater of (i) the amount of $14.25 (subject to appropriate adjustment for any stock dividends, combinations or splits with respect to such share), plus the aggregate amount of all declared but unpaid dividends on such share of Class E Preferred Stock (the "Class E Preference Amount") or (ii) the aggregate amount that would be payable in the Liquidation Event in respect of the share or shares of Common Stock into which such share of Class E Preferred Stock would be convertible if all of the holders were to convert their shares of Class E Preferred Stock into shares of Common Stock immediately prior to the Liquidation Event, and the Class E Preference Amount was not paid in preference to any class of Junior Stock, as hereafter provided.

            Upon occurrence of a Liquidation Event, the holders of then outstanding shares of Class B Convertible Preferred Stock ("Class B Preferred Stock"), Class C Preferred Stock, Class D Convertible Preferred Stock ("Class D Preferred Stock"), Class E Preferred Stock and any other class of capital stock hereafter established ranking on a parity in such Liquidation Event with the Class B Preferred Stock, Class C, Class D Preferred Stock and Class E Preferred Stock (collectively, "Parity Stock") shall be entitled to be paid as to each share of such Parity Stock, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Class A Convertible Preferred Stock ("Class A Preferred Stock"), Common Stock or any other class or series of capital stock hereafter established ranking junior in a Liquidation Event to the Parity Stock (collectively, "Junior Stock"), and after distribution of any of the assets of the Corporation, to the extent of the liquidation preference applicable thereto, to the holders of any class or series of capital stock hereafter established ranking senior in a Liquidation Event to the Parity Stock (collectively "Senior Stock"), out of assets available for distribution, an amount, plus the aggregate amount of all declared but unpaid dividends on such shares, equal to $2.50 per share in the case of the Class B Preferred Stock (the "Class B Preference Amount"), $3.00 per share in the case of the Class C Preferred Stock (the "Class C Preference Amount"), $4.50 per share in the case of the Class D Preferred Stock (the "Class D Preference Amount") (subject, in each case, to appropriate adjustment for any stock dividends, combinations or splits with respect to each share), the Class E Preference Amount in the case of the Class E Preferred Stock, and, in the case of any other Parity Stock, such amount as shall be specified in the applicable Certificate of Designation (the "Parity Preference Amount", and, together with the Class B Preference Amount, Class C Preference Amount, Class D Preference Amount and Class E Preference Amount, collectively, the "Parity Preference Amounts").

            If, upon any Liquidation Event, the remaining assets of the Corporation available for distribution to the holders of Parity Stock are insufficient to pay the holders of Parity Stock their full Parity Preference Amounts to which they are entitled, the holders of Parity Stock shall share pro rata in any such distribution in proportion to the full Parity Preference Amounts to which they would otherwise be respectively entitled.

            Following such payment of Parity Preference Amounts to the holders of Parity Stock, and payment to the holders of any Senior Stock of any preferential amount to which they are entitled, the holders of the Junior Stock shall then be entitled, to the exclusion of the holders of Parity Stock or Senior Stock, to receive in cash or in kind, all remaining assets of the Corporation, if any, in accordance with their relative priorities in a Liquidation Event.

      6.    CONVERSION INTO COMMON STOCK.

            (a) OPTIONAL CONVERSION. At the option of the holder thereof, any or all Class E Preferred Stock then held by such holder shall be convertible into Common Stock of the Corporation in accordance with the provisions and subject to the adjustments provided for in Section 6(c). In order to exercise the conversion privilege, a holder of Class E Preferred Stock shall surrender the certificate or certificates duly endorsed to the Corporation evidencing the shares of Class E Preferred Stock each holder wishes to convert to the

Corporation at its principal office and accompanied by written notice to the Corporation that the holder elects to convert all of such shares. Any shares of Class E Preferred Stock converted at the option of the holder shall be deemed to have been converted on the day of surrender of the certificate representing such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the holder of such Class E Preferred Stock with respect to such shares shall cease and such holder shall be treated as the record holder of the number of shares of Common Stock issuable upon conversion. As promptly as practicable on or after the conversion date, the Corporation shall issue and mail or deliver to such holder (i) a certificate or certificates for the number of Common Stock issuable upon conversion, computed to the nearest one hundredth of a full share, (ii) any cash adjustment required pursuant to Section 6(f), and
(iii) in the event of a conversion in part, a certificate or certificates for the whole number of shares of Class E Preferred Stock not being so converted.

            (b) AUTOMATIC CONVERSION. The Class E Preferred Stock shall automatically be converted into Common Stock of the Corporation, without any act by the Corporation or the holders of the Class E Preferred Stock, concurrently with the closing of the first public offering by the Corporation of shares of Common Stock of the Corporation registered under the Securities Act of 1933, as amended, in which (1) the aggregate gross public offering price of the securities sold for cash by the Corporation in the offering is at least $30.0 million, or such lower amount as may be approved by the holders of a majority of the shares of Class E Preferred Stock then outstanding, and (2) the public offering price per share of Common Stock is at least $28.50 (as adjusted from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like), or such lower amount as may be approved by the holders of a majority of the shares of Class E Preferred Stock then outstanding. Each holder of a share of Class E Preferred Stock so converted shall be entitled to receive the full number of shares of Common Stock into which such share of Class E Preferred Stock held by such holder could be converted if such holder had exercised its conversion right at the time of closing of such public offering. Upon such conversion, each holder of a share of Class E Preferred Stock shall immediately surrender such share in exchange for (i) appropriate stock certificates representing a share or shares of Common Stock of the Corporation, and (ii) any cash adjustment required pursuant to Section 6(f).

            (c) CONVERSION PRICE AND ADJUSTMENTS. The number of shares of Common Stock issuable in exchange for each share of Class E Preferred Stock upon either optional or automatic conversion shall be equal to $14.25 divided by the conversion price then in effect for Class E Preferred Stock (the "Class E Conversion Price"). The Class E Conversion Price shall initially be $14.25, but such Class E Conversion Price shall be subject to adjustment from time to time, as hereinafter provided:

                  (i) In case the Corporation shall at any time (A) declare a dividend or make a distribution on Common Stock payable in Common Stock (other than dividends or distributions payable to holders of the Series E Preferred Stock including dividends paid as contemplated by Section 4),
      (B) subdivide or split the outstanding Common Stock, (C) combine or reclassify the outstanding Common Stock into a smaller number of shares, (D) issue any shares of its capital stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), or (E) consolidate with, or merge with or into, any other person, the Class E Conversion Price in effect (and, where appropriate, the securities into which the Class E Preferred Stock are then convertible) at the time of the record date for such dividend or distribution or on the effective date of such subdivision, split, combination, consolidation, merger or reclassification shall be adjusted so that the conversion of the Class E Preferred Stock after such time shall entitle the holder to receive the aggregate number of shares of Common Stock or other securities of the Corporation (or other securities into which such shares of Common Stock have been converted, exchanged, combined, consolidated, merged or reclassified pursuant to clause 6(c)(i)(C), 6(c)(i)(D) or 6(c)(i)(E) above) which, if the Class E Preferred Stock had been converted immediately prior to such time, such holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, merger or reclassification. Such adjustment shall be made successively whenever an event listed above shall occur.

                  (ii) If and whenever the Corporation shall issue or sell any Common Stock for a consideration per share less than the Class E Conversion Price then in effect, or shall issue any options, warrants or other rights for the purchase of such shares at a consideration per share of less than the Class E Conversion Price then in effect (other than securities subject to Section 6(c)(i) hereof; options issued as of April 20, 2000 under existing stock option plans of the Corporation, and 730,729 shares issuable upon exercise of such options; options for the issuance of up to 533,137 additional shares under any existing stock option plan of the Corporation and shares issuable upon exercise of such options; warrants to purchase 198,960 shares outstanding as of April 20, 2000, warrants to purchase 135,088 shares to be issued in connection with the issuance of the Class E Preferred Stock and shares issuable upon the exercise thereof; 2,810,000 shares of Class A Preferred Stock, 460,000 shares of Class B Preferred Stock, 1,022,222 shares of Class D Preferred Stock and shares issuable upon conversion thereof; shares issued to the employee stock ownership plan of the Corporation, provided such contribution is approved by the compensation committee of the Board of Directors of the Corporation and does not exceed that number of shares the fair market value of which is three percent (3%) of annual compensation (as measured by applicable benefit plan rules) (any of the foregoing share amounts shall be subject to appropriate adjustment from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like)), the Class E Conversion Price in effect immediately prior to such issuance or sale shall be reduced to an amount determined by multiplying
      (A) the Class E Conversion Price then in effect, and (B) a fraction, the numerator of which shall be an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Class E Conversion Price then in effect, and (2) the total consideration payable to this Corporation upon such issuance or sale of such shares and such purchase rights and upon the exercise of such purchase rights, and the denominator of which shall be the amount determined by multiplying (aa) the number of shares of Common Stock outstanding immediately after such issuance or sale plus the number of shares of Common Stock issuable upon the exercise of any purchase rights thus issued, by (bb) the Class E Conversion Price then in effect. In case any portion of the consideration to be received by the Corporation shall be in a form other than cash, the fair market value of such non-cash consideration, as determined in good faith by the Board of Directors of the Company, shall be utilized in the foregoing computation.

      For purposes of this Section 6(c), "Common Stock outstanding" shall include, in addition to Common Stock issued and outstanding, those shares of Common Stock issuable upon conversion of outstanding shares of Preferred Stock and Common Stock issuable upon the exercise, exchange or conversion of any other outstanding right to acquire Common Stock.

      If any options, warrants or other purchase rights that are taken into account in any such adjustment of the Class E Conversion Price subsequently expire without exercise, the Class E Conversion Price shall be recomputed by deleting such expired options, warrants or other purchase rights. If the Class E Conversion Price is adjusted as the result of the issuance of any options, warrants or other purchase rights, no further adjustment of the Class E Conversion Price shall be made at the time of the exercise of such options, warrants or other purchase rights.

                  (iii) In case the Corporation shall fix a record date for the issuance on a pro rata basis of rights, options or warrants to the holders of its Common Stock or other securities entitling such holders to subscribe for or purchase shares of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) at a price per share of Common Stock (or having a conversion, exercise or exchange price per share of Common Stock, in the case of a security convertible into, or exercisable or exchangeable for, shares of Common Stock) less than the Class E Conversion Price on such record date, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Class E Conversion Price shall be adjusted pursuant to
      Section 6(c)(ii) hereof, as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or other securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such non-cash consideration shall be determined as set forth in Section 6(c)(ii) hereof. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire in whole or in part unexercised, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 6(c)), the Class E

      Conversion Price shall again be adjusted as follows: (A) in the event that all of such rights, options or warrants expire unexercised, the Class E Conversion Price shall be the Class E Conversion Price that would then be in effect if such record date had not been fixed; (B) in the event that less than all of such rights, options or warrants expire unexercised, the Class E Conversion Price shall be adjusted pursuant to Section 6(c)(ii) to reflect the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants that remain outstanding (without taking into effect shares of Common Stock issuable upon exercise of rights, options or warrants that have lapsed or expired); and (C) in the event of a change in the number of shares of Common Stock to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 6(c)), the Class E Conversion Price shall be adjusted to reflect the Class E Conversion Price which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock. Notwithstanding anything herein to the contrary, no further adjustment to the Class E Conversion Price shall be made upon the issuance or sale of Common Stock upon the exercise of any rights, options or warrants to subscribe for or purchase Common Stock, if any adjustment in the Class E Conversion Price was made or required to be made upon the record date for the issuance or sale of such rights, options or warrants under this Section 6(c)(iii). Notwithstanding anything herein to the contrary, no adjustment in the Class E Conversion Price shall be made under this Section 6(c)(iii) to the extent the holders of Class E Preferred Stock participate in any such distribution in accordance with
      Section 4 hereof.

                  (iv) The anti-dilution provisions of this Section 6(c) may be waived by the affirmative vote of the holders (acting together as a class) of a majority of the then outstanding Class E Preferred Stock.

            (d) NOTICE OF CLASS E CONVERSION PRICE ADJUSTMENT. Upon any adjustment of the Class E Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holders of Class E Preferred Stock at the addresses of such holders as shown on the books of this Corporation, which notice shall state the Class E Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares receivable at such price upon the conversion of Class E Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            (e) NOTICE OF CERTAIN EVENTS. In case any time:

                  (i) the Corporation shall pay any dividend payable in stock upon Common Stock or make any distribution (other than regular cash dividends) to the holders of Common Stock; or

                  (ii) the Corporation shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or other rights; or

                  (iii) there shall be any capital reorganization, reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to another corporation; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give written notice, by first-class mail, postage prepaid, addressed to the holders of Class E Preferred Stock at the addresses of such holders as shown on the books of the Corporation, of the date on which (A) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

            (f) FRACTIONAL SHARES. In connection with the conversion of any shares of Class E Preferred Stock, no fractions of shares of Common Stock shall be required to be issued to the holder of such shares of Class E Preferred Stock, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Conversion Price per share of Common Stock on the business day next preceding the business day on which such shares of Class E Preferred Stock are deemed to have been converted.

            (g) RESERVATION OF SHARES.

                  (i) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Common Stock as shall be required for the purpose of effecting conversions of the Class E Preferred Stock.

                  (ii) Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Class E Preferred Stock, the Corporation shall comply with all applicable federal and state laws and regulations which require action to be taken by the Corporation.

            (h) TRANSFER TAXES. The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Class E Preferred Stock pursuant hereto; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Class E Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

      7. OPTIONAL REDEMPTION AT THE ELECTION OF THE HOLDERS OF CLASS E PREFERRED STOCK.

            (a) ELECTION.

                  (i) At any time and from time to time after the seventh anniversary of the original issue date of the shares of Class E Preferred Stock, the holders of the then outstanding shares of the Class E Preferred Stock shall have the option, exercisable by the holders of not less than 25% (in the aggregate) of the then outstanding shares of the Class E Preferred Stock, voting as a single class, by giving a written notice to the Corporation (the "Redemption Notice"), to require the Corporation to redeem any or all of the shares of such Class E Preferred Stock of such holders then outstanding. Upon the affirmative vote by the holders of a majority of the outstanding shares of Class E Preferred Stock, the holders of all outstanding shares of Class E Preferred Stock will be required to have such shares redeemed (a "Mandatory Redemption").

                  (ii) Within five (5) days after receiving the Redemption Notice, the Corporation shall send a copy of such notice to all other holders of record of the Class E Preferred Stock. Such other holders may elect to participate in the Redemption Notice by notifying the Corporation in writing within ten (10) days after receiving a copy of the Redemption Notice from the Corporation. Upon receipt of such Redemption Notice, the Board shall within thirty (30) days specify a date on which the redemption of such shares provided herein will take place (the "Redemption Date"), which shall be no less than forty-five (45) days and no more than ninety
      (90) days after receipt of the Redemption Notice.

                  (iii) The Corporation shall have no obligation to honor more than two (2) redemption requests of the holders of shares of Class E Preferred Stock.

            (b) REDEMPTION PRICE. The redemption price for each share of the Class E Preferred Stock (the "Redemption Price") shall be $14.25 (subject to adjustment from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like), plus an amount equal to all declared but unpaid dividends, if any, payable with respect to such share.

            (c) NOTIFICATION. At least fifteen (15) days prior to the Redemption Date, the Corporation shall mail written notice by first class mail, postage prepaid, to each holder of record of the Class E Preferred Stock who sought redemption, at its address last shown on the records of the Corporation, notifying such holder of such redemption, specifying the Redemption Date, the Redemption Price and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, or its certificate or certificates representing the shares to be redeemed (such notice, the "Closing Notice").

            (d) SURRENDER AND PAYMENT. On or prior to the Redemption Date, each holder of shares of Class E Preferred Stock to be redeemed shall surrender its certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Closing Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. The Redemption Price due to each holder shall be payable, from any source of funds legally available therefor, by delivery on the Redemption Date of a certified or bank cashier's check in an amount equal to the aggregate Redemption Price due to such holder. From and after the date a holder of shares of the Class E Preferred Stock has received payment in full by receipt of cash, all rights of such holder with respect to such Class E Preferred Stock so redeemed shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

            (e) INSUFFICIENT FUNDS. If, on any Redemption Date, funds of the Corporation legally available therefor shall be insufficient to redeem all of the shares of Class E Preferred Stock required to be redeemed, funds to the extent legally available shall be used to redeem the maximum possible number of such shares ratably on the basis of the relative value of such shares based on the Redemption Prices of such shares on such date if the funds of the Corporation legally available therefore had been sufficient to redeem all shares required to be redeemed on such date. Thereafter, the Corporation shall use its best efforts to obtain sufficient funds to redeem the balance of such shares. When additional funds of the Corporation become legally available for the redemption of the balance of such shares, such additional funds will be used to redeem at the Redemption Price (together with interest at the annual rate of 9%) the balance of the shares which the Corporation was therefore obligated to redeem, ratably on the basis set forth in the preceding sentence. Notwithstanding anything herein to the contrary, if the Redemption Price is not paid when due, all powers, preferences, rights, qualifications, limitations and restrictions (including, without limitation, dividend rights, conversion rights, and liquidation preferences, and voting rights) with respect to shares surrendered for redemption, but not actually redeemed, shall continue until the Redemption Price is paid in full.

            (f) REISSUE. Any shares of Class E Preferred Stock redeemed pursuant to this Section 7 shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued as Class E Preferred Stock, but shall instead have the status of authorized Open Term Preferred Stock, as defined in the Corporation's Restated Articles of Incorporation.

      8.    OPTIONAL REDEMPTION AT THE ELECTION OF THE CORPORATION.

            (a) ELECTION. At any time and from time to time after the seventh anniversary of the original issue date of the shares of Class E Preferred Stock, to the extent the Corporation shall have funds legally available for such payment, and subject to the rights of the holders pursuant to Section 6 hereof, the Corporation shall have the right to purchase and redeem all or any portion of the then outstanding shares of Class E Preferred Stock. The Board of Directors shall specify a Redemption Date, which shall be not less than thirty
(30) days nor more than sixty (60) days from the date the Corporation shall mail a Closing Notice to the holders of Class E Preferred Stock.

            (b) REDEMPTION PRICE. The redemption price for each share of Class E Preferred Stock redeemed pursuant to this Section 8 shall be the Redemption Price, plus an amount equal to all declared but unpaid dividends, if any, payable with respect to such share.

            (c) SURRENDER AND PAYMENT. On or prior to the Redemption Date, each holder of shares of Class E Preferred Stock to be redeemed shall surrender its certificate or certificate representing such shares to the Corporation, in the manner and at the place designated in the Closing Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. The Redemption Price due to each holder shall be payable, from any source of funds legally available therefor, by delivery on the Redemption Date of a certified or bank cashier's check in an amount equal to the aggregate Redemption Price due to such holder. From and after the date a holder of shares of the Class E Preferred Stock has received payment in full by receipt of cash, all rights of such holder with respect to such Class E Preferred Stock so redeemed shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

            (d) PARTIAL REDEMPTION. In the event of a redemption of less than all of the outstanding shares of Class E Preferred Stock pursuant to the first paragraph of this Section 8, redemption as among the holders of such shares of Class E Preferred Stock shall be on a pro rata basis.

            (e) REISSUE. Any shares of Class E Preferred Stock redeemed pursuant to this Section 8 shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued as Class E Preferred Stock, but shall instead have the status of authorized Open Term Preferred Stock, as defined in the Corporation's Restated Articles of Incorporation.

                            STATEMENT OF CANCELLATION
                                       OF
                            CAPELLA EDUCATION COMPANY

      The undersigned officer of Capella Education Company (the "Corporation") hereby certifies that:

      1. The name of the Corporation is Capella Education Company.

      2. The Corporation has repurchased and canceled 54,929 Shares of Class C Preferred Stock of the Corporation.

      2. There are currently no shares of Class C Preferred Stock outstanding.

      3. The 54,929 shares formerly designated as Class C Preferred Stock shall be canceled and not subject to reissue.

      4. After giving effect to the cancellation, the Company shall be authorized to issue shares in the amount and class as follows:

                 10,000,000 Common Stock
                  3,000,000 Class A Convertible Preferred Stock
                  1,180,000 Class B Convertible Preferred Stock
                         71 Class C Preferred Stock
                  1,022,222 Class D Convertible Preferred Stock
                  2,596,491 Class E Convertible Preferred Stock
                  5,146,287 Preferred Stock (undesignated as to class or series)

      IN WITNESS WHEREOF, the undersigned has executed this statement of cancellation this 6th day of June, 2001.

                                     CAPELLA EDUCATION COMPANY

                                     By: /s/ Paul F. Clifford
                                         --------------------------------------

                                     Its: Corporate Secretary

                              ARTICLES OF AMENDMENT
                                       OF
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                            CAPELLA EDUCATION COMPANY

      The undersigned, Paul F. Clifford, Secretary of Capella Education Company, a Minnesota corporation, (the "Corporation"), hereby certifies that:

      (i) The name of the Corporation is Capella Education Company.

      (ii) Article 3 Section 1 (A) of the Corporation's Amended and Restated Articles of Incorporation has been amended to read in its entirety as follows:

            "(A) Authorized Capital Stock. The aggregate number of shares which the Corporation has the authority to issue is twenty-eight million (28,000,000) shares, fifteen million (15,000,000) of which shall be designated common shares, $.10 par value (the "Common Shares") and three million (3,000,000) of which shall be designated Class A convertible preferred shares, $1.00 par value (the "Class A Preferred Shares"). The Common Shares and the Class A Preferred Shares are herein sometimes referred to collectively as "Capital Stock." Additionally, the Board of Directors of the Corporation is hereby authorized to cause to be issued from time to time, by resolution or resolutions adopted by such Board, an additional ten million (10,000,000) preferred shares (the "Open Term Preferred Shares")."

      (iii) The foregoing amendment has been adopted pursuant to Chapter 302A of the Minnesota Statutes.

      IN WITNESS WHEREOF, I have subscribed my name this 6th day of July, 2001.

                                               /s/ Paul F. Clifford
                                               --------------------------------
                                               Paul F. Clifford, Secretary

                            STATEMENT OF CANCELLATION
               OF THE STATEMENT FIXING THE RIGHTS AND PREFERENCES
                         OF THE CLASS C PREFERRED STOCK
                                       OF
                            CAPELLA EDUCATION COMPANY

      The undersigned officer of Capella Education Company (the "Company") hereby certifies that:

      1. The name of the Company is Capella Education Company.

      2. The Company's Board of Directors has directed that the statement fixing the rights and preferences of the Company's Class C Preferred Stock be canceled pursuant to Section 302A.133 of the Minnesota Statutes.

      3. There are currently no shares of Class C Preferred Stock outstanding.

      4. The 71 shares formerly designated as Class C Preferred Stock shall have the status of authorized but unissued, undesignated preferred shares.

      5. After giving effect to the cancellation, the Company shall be authorized to issue shares in the amount and class as follows:

                15,000,000 Common Stock
                 3,000,000 Class A Convertible Preferred Stock
                 1,180,000 Class B Convertible Preferred Stock
                 1,022,222 Class D Convertible Preferred Stock
                 2,596,491 Class E Convertible Preferred Stock
                 5,146,358 preferred shares (undesignated as to class or series)

      IN WITNESS WHEREOF, the undersigned has executed this statement of cancellation this 22nd day of January, 2002.

                                           CAPELLA EDUCATION COMPANY

                                           By: /s/ Paul Schroeder
                                               --------------------------------

                                           Its: SVP & CFO

                            CAPELLA EDUCATION COMPANY

                            STATEMENT OF DESIGNATION
                                       OF
                       RIGHTS, PREFERENCES AND LIMITATIONS
                                       OF
                       CLASS F CONVERTIBLE PREFERRED STOCK

      The undersigned, Paul Schroeder, the Senior Vice President of Capella Education Company, a Minnesota corporation (the "Corporation"), hereby certifies that the following resolutions establishing Class F Convertible Preferred Stock of the Corporation pursuant to Minnesota Statutes, Section 302A.401 were duly adopted by the directors of the Corporation on January 31, 2002:

            RESOLVED, that (i) the form of the Certificate of Designation for the Class F Convertible Preferred Stock (the "Certificate of Designation") attached hereto as Exhibit B is hereby authorized and approved; (ii) there is hereby established a new Class F Convertible Preferred Stock of this Company with the rights, preferences and privileges as set forth in the Certificate of Designation; (iii) the appropriate officers of this Company are authorized and directed to make, execute and file with the Minnesota Secretary of State in the method required by law, the Certificate of Designation, in substantially the form approved hereby, with such changes, deletions and insertions as any of such officers shall approve, the execution and filing of the Certificate of Designation by any of the officers of the Company being conclusive evidence of such approval, and
      (iv) each of the officers of the Company is hereby authorized to take all other actions they may deem necessary or advisable to effect adoption of the Certificate of Designation.

            RESOLVED FURTHER, that the officers of the Company, and each of them, are authorized for and on behalf of the Company, to execute and deliver such other instruments or documents and to take such other actions as they, or any of them, may deem necessary or advisable to carry out the purposes of the foregoing resolutions.

                     [remainder of page intentionally blank]

      IN WITNESS WHEREOF, I have subscribed my name this 7th day of February, 2002.

                                            /s/ Paul Schroeder
                                            ------------------------------------
                                            Paul Schroeder,
                                            Senior Vice President
                                            Capella Education Company

                                                                       EXHIBIT B

                            CAPELLA EDUCATION COMPANY

                           CERTIFICATE OF DESIGNATION
                     FOR CLASS F CONVERTIBLE PREFERRED STOCK

      1.    DESIGNATION; NUMBER OF SHARES; PAR VALUE.

            A class of shares of preferred stock of Capella Education Company (the "Corporation") shall be designated as Class F Convertible Preferred Stock (the "Class F Preferred Stock"). The number of shares constituting the Class F Preferred Stock shall be 1,425,457. The Class F Preferred Stock shall have a par value of $.01 per share.

      2.    VOTING RIGHTS.

            (a) GENERAL. On all matters submitted to the shareholders, each holder of Class F Preferred Stock shall have one vote for each share of common stock of the Corporation (the "Common Stock") which such holder of Class F Preferred Stock would be entitled to receive upon the conversion of such holder's Class F Preferred Stock pursuant to the provisions hereof. Except as otherwise provided herein, and except as otherwise required by agreement or law, the shares of capital stock of the Corporation shall vote as a single class on all matters submitted to the shareholders. No holder of any Class F Preferred Stock shall have any cumulative voting rights.

            (b) ADDITIONAL CLASS VOTES BY CLASS F STOCK. Without the affirmative vote of the holders of a majority of the Class F Preferred Stock at the time outstanding at a meeting of the holders of Class F Preferred Stock called for such purpose or written consent of the holders (acting together as a class) of a majority of the Class F Preferred Stock at the time outstanding, the Corporation shall not:

            (1) create, authorize, issue or reclassify any outstanding shares of capital stock into any shares of capital stock ranking senior to or on parity with the Class F Preferred Stock as to the payment or distribution of dividends or of assets upon the liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation; or

            (2) amend, alter, modify or repeal any provision of the Articles of Incorporation of the Corporation so as to alter the rights and preferences of the Class F Preferred Stock; or

            (3) redeem, repurchase or acquire (or make any payment into, or set aside, a sinking fund for such purposes), or declare or pay any dividend or make any other distribution on, any of the Corporation's capital stock, except any such redemption, repurchase, acquisition, dividend or distribution which is:

                  (i) pursuant to mandatory redemption obligations set forth herein or in the Articles of Incorporation (including any certificate of designation) as of the date of filing of this Certificate of Designation;

                  (ii) Common Stock issued under employee benefit plans of the
            Corporation;

                  (iii) made pursuant to a repurchase agreement approved by at least 66 2/3% of the members of the Board of Directors; or

                  (iv) a dividend pro rata to all holders of the class or series of securities upon which such dividend is declared in shares of Common Stock or capital stock of the Corporation that ranks junior to the Class F Preferred Stock as to the payment or distribution of dividends and of assets upon the liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

            (4) effect any acquisition of the Corporation by another entity by means of any transaction or series of related transactions with the Corporation (including, without limitation any merger, consolidation or recapitalization), which results in 50% or more of the voting capital stock of the Corporation being acquired by persons who were not shareholders of the Corporation prior to such transaction or series of transactions, unless such acquisition provides for the exchange or payment of consideration in respect of each share of Class F Preferred Stock, or the shares of Common Stock or other securities into which a share of Class F Preferred Stock is then convertible, having a value equal to or greater than $42.75 (subject to appropriate adjustments for stock dividends, stock splits, combinations and recapitalizations and similar events affecting the Class F Preferred Stock) (a "Qualified Amount"); or

            (5) effect any sale or other disposition of all or substantially all of the assets of the Corporation, unless such sale, if followed by an immediate liquidation, would result in distributable proceeds in respect of each share of Class F Preferred Stock, or the shares of Common Stock or other securities into which a share of Class F Preferred Stock is then convertible, in a Qualified Amount; or

            (6) effect the liquidation or dissolution of the Corporation, unless such liquidation or dissolution would result in distributable proceeds in respect of each share of Class F Preferred Stock, or the shares of Common Stock or other securities into which a share of Class F Preferred Stock is then convertible, in a Qualified Amount.

            (c) VALUATION OF NON-CASH CONSIDERATION. In connection with any transaction set forth in Section 2(b) above involving the receipt of consideration or proceeds in a form other than cash, the fair market value of such non-cash consideration or proceeds shall be utilized in determining whether such transaction must be approved by the holders of Class F Preferred Stock pursuant to Section 2(b). The fair market value of any non-cash consideration will be determined as follows:

                  (i) the fair market value of stock and other securities that are publicly traded shall be the average of the last closing market price of such stock or securities on each of the ten trading days ending five business days prior to the execution by the Corporation of a definitive agreement, or adoption by the Board of Directors of the Corporation of any plan, relating to such transaction (the "Time of Determination");

                  (ii) the fair market value of stock and other equity
            securities that are not publicly traded and the value of all other non-cash consideration, other than consideration of the nature described in clause (iii) below, shall be the fair market value thereof at the Time of Determination as mutually agreed by the Corporation and a director designated to serve on the Board of Directors by the holders of Class F Preferred Stock (a "Class F Director"), or if the Corporation and a Class F Director are unable to reach an agreement within five business days of receipt of written notice from the Corporation of such transaction by the Class F Director, as determined by an investment banking firm or other person experienced in valuing such stock, equity securities or other non-cash consideration mutually acceptable to a Class F Director and the Corporation, or if they are unable to agree, or there exists no such Class F Director, then a nationally recognized investment banking firm selected in good faith by the Board of Directors of the Corporation; or

                  (iii) the value of any promissory note or other debt
            instrument that is not publicly traded and the value of any and all deferred installments of the consideration and any other deferral of payments included in the total consideration shall be deemed to be the face amount of the promissory notes or other debt instruments or the total amount of payments that are deferred with respect to deferred obligations that are not evidenced by promissory notes or other debt instruments.

A security is "publicly traded" if such security is part of a class of securities that is listed on the New York or American stock exchanges (or on a foreign stock exchange of comparable depth and liquidity) or is traded on the NASDAQ Stock Market.

            (d) MEETINGS. A proper officer of the Corporation may, and upon the written request of the holders of record of at least twenty-five percent (25%) of the shares of Class F Preferred Stock then outstanding addressed to the Secretary of the Corporation shall, call a special meeting of the holders of Class F Preferred Stock, for the purpose of holding a class vote pursuant to Section 2(b). If such meeting shall not be called by a proper officer of the Corporation within twenty (20) days after personal service of said written request upon the Secretary of the Corporation, or within twenty
(20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Corporation at its principal executive offices, then the holders of record of at least twenty-five percent (25%) of the outstanding shares of Class F Preferred Stock may designate in writing their own representative to call such meeting at the expense of the Corporation, and such meeting may be called by the person so designated upon the notice required for the annual meeting of stockholders of the Corporation and shall be held at the place for holding the annual meetings of stockholders.

      3.    NO PREEMPTIVE RIGHTS.

            Holders of Class F Preferred Stock shall not be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of the Corporation of any class whatsoever, or of securities convertible into or exchangeable for, or otherwise creating a right to acquire, any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend. Nothing herein shall limit the power of the Corporation to grant any of the foregoing rights to persons by contract or otherwise.

      4.    DIVIDENDS.

            Subject to the affirmative voting requirement of Section 2(b)(3) of this Certificate of Designation, in the event any dividend or distribution is declared or made with respect to outstanding shares of any class of capital stock, a comparable dividend or distribution must be simultaneously declared or made with respect to the outstanding shares of Class F Preferred Stock. Subject to the affirmative voting requirement of Section 2(b)(3) of this Certificate of Designation, in the event any dividend or distribution is declared or made with respect to the Common Stock or any class of capital stock convertible or exchangeable into Common Stock of the Corporation, each holder of shares of Class F Preferred Stock (and any other holder of capital stock so convertible or exchangeable and entitled to payment of such dividend or distribution) shall be paid such comparable dividend or receive such comparable distribution on the basis of the number of shares of Common Stock into which such holder's shares of capital stock are then convertible on the date established as the record date with respect to such dividend or distribution. In case any portion of the dividend or distribution declared or made by the Corporation shall be in a form other than cash, the fair market value of such non-cash portion, as determined in good faith by the Board of Directors of the Corporation, shall be utilized in determining the comparable dividend or distribution to be declared or made with respect to the outstanding shares of Class F Preferred Stock.

      5.    LIQUIDATION RIGHT AND PREFERENCE.

            In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation Event"), the holders of the Class F Preferred Stock shall be entitled to receive, in respect of each share of Class F Preferred Stock, the greater of (i) the amount of $23.42 (subject to appropriate adjustment for any stock dividends, combinations or splits with respect to such share), plus the aggregate amount of all declared but unpaid dividends on such share of Class F Preferred Stock (the "Class F Preference Amount") or (ii) the aggregate amount that would be payable in the Liquidation Event in respect of the share or shares of Common Stock into which such share of Class F Preferred Stock would be convertible if all of the holders were to convert their shares of Class F Preferred Stock into shares of Common Stock immediately prior to the Liquidation Event, and the Class F Preference Amount was not paid in preference to any class of Junior Stock, as hereafter provided.

            Upon occurrence of a Liquidation Event, the holders of then outstanding shares of Class B Convertible Preferred Stock ("Class B Preferred Stock"), Class D Preferred Stock ("Class D Preferred Stock"), Class E Convertible Preferred Stock ("Class E Preferred Stock"), Class F Preferred Stock and any other class of capital stock hereafter established ranking on a parity in such Liquidation Event with the Class B Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Class F Preferred Stock (collectively, "Parity Stock") shall be entitled to be paid as to each share of such Parity Stock, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Class A Convertible Preferred Stock ("Class A Preferred Stock"), Common Stock or any other class or series of capital stock hereafter established ranking junior in a Liquidation Event to the Parity Stock (collectively, "Junior Stock"), and after distribution of any of the assets of the Corporation, to the extent of the liquidation preference applicable thereto, to the holders of any class or series of capital stock hereafter established ranking senior in a Liquidation Event to the Parity Stock (collectively "Senior Stock"), out of assets available for distribution, an amount, plus the aggregate amount of all declared but unpaid dividends on such shares, equal to $2.50 per share in the case of the Class B Preferred Stock (the "Class B Preference Amount"), $4.50 per share in the case of the Class D Preferred Stock (the "Class D Preference Amount"), $14.25 per share in the case of the Class E Preferred Stock (the "Class E Preference Amount") (subject, in each case, to appropriate adjustment for any stock dividends, combinations or splits with respect to each share), the Class F Preference Amount in the case of the Class F Preferred Stock, and, in the case of any other Parity Stock, such amount as shall be specified in the applicable Certificate of Designation (the "Parity Preference Amount", and, together with the Class B Preference Amount, Class D Preference Amount, Class E Preference Amount and Class F Preference Amount, collectively, the "Parity Preference Amounts").

            If, upon any Liquidation Event, the remaining assets of the Corporation available for distribution to the holders of Parity Stock are insufficient to pay the holders of Parity Stock their full Parity Preference Amounts to which they are entitled, the holders of

Parity Stock shall share pro rata in any such distribution in proportion to the full Parity Preference Amounts to which they would otherwise be respectively entitled.

            Following such payment of Parity Preference Amounts to the holders of Parity Stock, and payment to the holders of any Senior Stock of any preferential amount to which they are entitled, the holders of the Junior Stock shall then be entitled, to the exclusion of the holders of Parity Stock or Senior Stock, to receive in cash or in kind, all remaining assets of the Corporation, if any, in accordance with their relative priorities in a Liquidation Event.

            The merger or consolidation of the Corporation into or with another corporation or the merger or consolidation of any other corporation into or with the Corporation (in which consolidation or merger the shareholders of the Corporation receive any distributions of cash or securities or other property as a result of such consolidation or merger), or the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, shall be deemed to be a Liquidation Event for purposes of this Section 5.

      6.    CONVERSION INTO COMMON STOCK.

            (a) OPTIONAL CONVERSION. At the option of the holder thereof, at any time and from time to time any or all Class F Preferred Stock then held by such holder shall be convertible into Common Stock of the Corporation in accordance with the provisions and subject to the adjustments provided for in Section 6(c). In order to exercise the conversion privilege, a holder of Class F Preferred Stock shall surrender the certificate or certificates duly endorsed to the Corporation evidencing the shares of Class F Preferred Stock each holder wishes to convert to the Corporation at its principal office and accompanied by written notice to the Corporation that the holder elects to convert all of such shares. Any shares of Class F Preferred Stock converted at the option of the holder shall be deemed to have been converted on the day of surrender of the certificate representing such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the holder of such Class F Preferred Stock with respect to such shares shall cease and such holder shall be treated as the record holder of the number of shares of Common Stock issuable upon conversion. As promptly as practicable on or after the conversion date, the Corporation shall issue and mail or deliver to such holder (i) a certificate or certificates for the number of shares of Common Stock issuable upon conversion, rounding down to the nearest full share, (ii) any cash adjustment required pursuant to Section 6(f), and (iii) in the event of a conversion in part, a certificate or certificates for the whole number of shares of Class F Preferred Stock not being so converted.

            (b) AUTOMATIC CONVERSION. The Class F Preferred Stock shall automatically be converted into Common Stock of the Corporation, without any act by the Corporation or the holders of the Class F Preferred Stock, concurrently
(i) with the closing of the first public offering by the Corporation of shares of Common Stock of the Corporation registered under the Securities Act of 1933, as amended, in which (1) the aggregate gross proceeds received by the Corporation in the offering are at least $30.0 million, and (2) the public offering price per share of Common Stock is at least $28.50 (as adjusted from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like), or (ii) upon the affirmative vote or written consent of the holders of a majority of the outstanding shares of Class F Preferred Stock then outstanding; provided, however, if any other class or series of preferred stock of the Corporation would remain outstanding after the conversion of the Class F Preferred Stock, the affirmative vote or written consent of holders of 60% of the outstanding shares of Class F Preferred Stock shall be required for automatic conversion pursuant to this clause (ii). In the case of a conversion pursuant to clause (i), each holder of a share of Class F Preferred Stock so converted shall be entitled to receive the full number of shares of Common Stock into which such share of Class F Preferred Stock held by such holder could be converted if such holder had exercised its conversion right at the time of closing of such public offering. Upon any conversion pursuant to this Section 6(b), each holder of a share of Class F Preferred Stock shall immediately surrender such share in exchange for (i) appropriate stock certificates representing a share or shares of Common Stock of the Corporation, and (ii) any cash adjustment required pursuant to Section 6(f).

            (c) CONVERSION PRICE AND ADJUSTMENTS. The number of shares of Common Stock issuable in exchange for each share of Class F Preferred Stock upon either optional or automatic conversion shall be computed to the nearest hundredth of a share and shall be equal to $11.71 divided by the conversion price then in effect for Class F Preferred Stock (the "Class F Conversion Price"). The Class F Conversion Price shall initially be $11.71, but such Class F Conversion Price shall be subject to adjustment from time to time, as hereinafter provided:

                  (i) In case the Corporation shall at any time (A) declare a dividend or make a distribution on Common Stock payable in Common Stock (other than dividends or distributions payable to holders of the Series F Preferred Stock including dividends paid as contemplated by Section 4),
      (B) subdivide or split the outstanding Common Stock, (C) combine or reclassify the outstanding Common Stock into a smaller number of shares,
      (D) issue any shares of its capital stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), or (E) consolidate with, or merge with or into, any other person, the Class F Conversion Price in effect (and, where appropriate, the securities into which the Class F Preferred Stock are then convertible) at the time of the record date for such dividend or distribution or on the effective date of such subdivision, split, combination, consolidation, merger or reclassification shall be adjusted so that the conversion of the Class F Preferred Stock after such time shall entitle the holder to receive the aggregate number of shares of Common Stock or other securities of the Corporation (or other securities into which such shares of Common Stock have been converted, exchanged, combined, consolidated, merged or reclassified pursuant to clause 6(c)(i)(C), 6(c)(i)(D) or 6(c)(i)(E) above) which, if the Class F Preferred Stock had been converted immediately prior to such time, such holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, merger or reclassification. Such adjustment shall be made successively whenever an event listed above shall occur.

                  (ii) If, at any time after the first anniversary of the original issue date of the shares of Class F Preferred Stock, the Corporation shall issue or sell any Common Stock for a consideration per share less than the Class F Conversion Price then in effect, or shall issue any options, warrants or other rights for the purchase of such shares at a consideration per share of less than the Class F Conversion Price then in effect (other than securities subject to Section 6(c)(i) hereof; options issued as of January 31, 2002 under existing stock option plans of the Corporation, and 1,184,290 shares issuable upon exercise of such options; options for the issuance of up to 706,492 additional shares under any existing stock option plan of the Corporation and shares issuable upon exercise of such options; warrants to purchase 334,048 shares outstanding as of January 31, 2002; 2,810,000 shares of Class A Preferred Stock and shares issued upon conversion thereof; 460,000 shares of Class B Preferred Stock and shares issued upon conversion thereof; 1,022,222 shares of Class D Preferred Stock and shares issued upon conversion thereof; 2,596,491 shares of Class E Preferred Stock and shares issuable upon conversion thereof; shares issued to the employee stock ownership plan of the Corporation, provided such contribution is approved by the compensation committee of the Board of Directors of the Corporation and does not exceed that number of shares the fair market value of which is three percent (3%) of annual compensation (as measured by applicable benefit plan rules) (any of the foregoing share amounts shall be subject to appropriate adjustment from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like) (all of the foregoing are collectively referred to as the "Exempt Securities")), the Class F Conversion Price in effect immediately prior to such issuance or sale shall be reduced to an amount determined by multiplying (A) the Class F Conversion Price then in effect, and (B) a fraction, the numerator of which shall be an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Class F Conversion Price then in effect, and (2) the total consideration payable to this Corporation upon such issuance or sale of such shares and such purchase rights and upon the exercise of such purchase rights, and the denominator of which shall be the amount determined by multiplying (aa) the number of shares of Common Stock outstanding immediately after such issuance or sale plus the number of shares of Common Stock issuable upon the exercise of any purchase rights thus issued, by (bb) the Class F Conversion Price then in effect. In case any portion of the consideration to be received by the Corporation shall be in a form other than cash, the fair market value of such non-cash consideration, as determined in good faith by the Board of Directors of the Corporation, shall be utilized in the foregoing computation.

      For purposes of this Section 6(c), "Common Stock outstanding" shall include, in addition to Common Stock issued and outstanding, those shares of Common Stock issuable upon conversion of outstanding shares of Preferred Stock and Common Stock issuable upon the exercise, exchange or conversion of any other outstanding right to acquire Common Stock.

      If any options, warrants or other purchase rights that are taken into account in any such adjustment of the Class F Conversion Price subsequently expire without exercise, the Class F Conversion Price shall be recomputed by deleting such expired options, warrants or other purchase rights. If the Class F Conversion Price is adjusted as the result of the issuance of any options, warrants or other purchase rights, no further adjustment of the Class F Conversion Price shall be made at the time of the exercise of such options, warrants or other purchase rights.

                  (iii) If, on or prior to the first anniversary of the original issue date of the shares of Class F Preferred Stock, the Corporation shall issue or sell any Common Stock (other than Exempt Securities) for a consideration per share less than the Class F Conversion Price then in effect, or shall issue any options, warrants or other rights for the purchase of such shares (other than Exempt Securities) at a consideration per share of less than the Class F Conversion Price then in effect, the Class F Conversion Price shall be reduced to an amount equal to the per share consideration payable to the Corporation in such sale or issuance. In case any portion of the consideration to be received by the Corporation shall be in a form other than cash, the fair market value of such non-cash consideration, as determined in good faith by the Board of Directors of the Corporation, shall be utilized to determine the consideration per share.

      If any options, warrants or other purchase rights that are taken into account in any such adjustment of the Class F Conversion Price subsequently expire without exercise, the Class F Conversion Price shall be readjusted as if such options, warrants or other purchase rights had not been issued. If the Class F Conversion Price is adjusted as the result of the issuance of any options, warrants or other purchase rights, no further adjustment of the Class F Conversion Price shall be made at the time of the exercise of such options, warrants or other purchase rights.

                  (iv) In case the Corporation shall fix a record date for the issuance on a pro rata basis of rights, options or warrants to the holders of its Common Stock or other securities entitling such holders to subscribe for or purchase shares of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) at a price per share of Common Stock (or having a conversion, exercise or exchange price per share of Common Stock, in the case of a security convertible into, or exercisable or exchangeable for, shares of Common Stock) less than the Class F Conversion Price on such record date, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Class F Conversion Price shall be adjusted pursuant to
      Section 6(c)(ii) or Section 6(c)(iii), as the case may be, as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or other securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such non-cash consideration shall be determined as set forth in Section 6(c)(ii) hereof. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire in whole or in part unexercised, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 6(c)), the Class F Conversion Price shall again be adjusted as follows: (A) in the event that all of such rights, options or warrants expire unexercised, the Class F Conversion Price shall be the Class F Conversion Price that would then be in effect if such record date had not been fixed; (B) in the event that less than all of such rights, options or warrants expire unexercised, the Class F Conversion Price shall be adjusted pursuant to Section 6(c)(ii) or Section 6(c)(iii), as the case may be, to reflect the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants that remain outstanding (without taking into effect shares of Common Stock issuable upon exercise of rights, options or warrants that have lapsed or expired); and (C) in the event of a change in the number of shares of Common Stock to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 6(c)), the Class F Conversion Price shall be adjusted to reflect the Class F Conversion Price which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock. Notwithstanding anything herein to the contrary, no further adjustment to the Class F Conversion Price shall be made upon the issuance or sale of Common Stock upon the exercise of any rights, options or warrants to subscribe for or purchase Common Stock, if any adjustment in the Class F Conversion Price was made or required to be made upon the record date for the issuance or sale of such rights, options or warrants under this Section 6(c)(iv). Notwithstanding anything herein to the contrary, no adjustment in the Class F Conversion Price shall be made under this Section 6(c)(iv) to the extent the holders of Class F Preferred Stock participate in any such distribution in accordance with Section 4 hereof.

                  (iv) The anti-dilution provisions of this Section 6(c) may be waived by the affirmative vote of the holders (acting together as a class) of 67% or more of the then outstanding Class F Preferred Stock.

            (d) NOTICE OF CLASS F CONVERSION PRICE ADJUSTMENT. Upon any adjustment of the Class F Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holders of Class F Preferred Stock at the addresses of such holders as shown on the books of this Corporation, which notice shall state the Class F Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares receivable at such price upon the conversion of Class F Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            (e)   NOTICE OF CERTAIN EVENTS. In case any time:

                  (i) the Corporation shall pay any dividend payable in stock upon Common Stock or make any distribution (other than regular cash dividends) to the holders of Common Stock; or

                  (ii) the Corporation shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or other rights; or

                  (iii) there shall be any capital reorganization, reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to another corporation; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give written notice, by first-class mail, postage prepaid, addressed to the holders of Class F Preferred Stock at the addresses of such holders as shown on the books of the Corporation, of the date on which (A) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

            (f) FRACTIONAL SHARES. In connection with the conversion of any shares of Class F Preferred Stock, no fractions of shares of Common Stock shall be issued to the holder of such shares of Class F Preferred Stock, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Class F Conversion Price per share of Common Stock on the business day next preceding the business day on which such shares of Class F Preferred Stock are deemed to have been converted.

            (g)   RESERVATION OF SHARES.

                  (i) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Common Stock as shall be required for the purpose of effecting conversions of the Class F Preferred Stock.

                  (ii) Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Class F Preferred Stock, the Corporation shall comply with all applicable federal and state laws and regulations which require action to be taken by the Corporation.

            (h) TRANSFER TAXES. The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Class F Preferred Stock pursuant hereto; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Class F Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

      7. OPTIONAL REDEMPTION AT THE ELECTION OF THE HOLDERS OF CLASS F PREFERRED STOCK.

            (a)   ELECTION.

                  (i) At any time after the seventh anniversary of the original issue date of the shares of Class F Preferred Stock, upon the affirmative vote or written consent of the holders of a majority of the outstanding shares of Class F Preferred Stock, the Corporation shall be required to redeem all of the outstanding shares of Class F Preferred Stock and the holders of all outstanding shares of Class F Preferred Stock shall be required to have such shares redeemed (a "Mandatory Redemption"). The holders of Class F Preferred Stock shall deliver to the Corporation written notice of such affirmative vote or written consent (the "Redemption Notice").

                  (ii) Within five business days after receiving the Redemption Notice, the Corporation shall send a copy of such Redemption Notice to all other holders of record of the Class F Preferred Stock. Upon receipt of the Redemption Notice, the Board shall within thirty (30) days specify a date on which the redemption of such shares provided herein shall take place (the "Redemption Date"), which shall be no less than forty-five (45) days and no more than ninety (90) days after receipt of the Redemption Notice.

            (b) OPTIONAL REDEMPTION PRICE. The redemption price for each share of the Class F Preferred Stock shall be an amount equal to $11.71 (subject to adjustment from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like) plus an amount equal to all declared but unpaid dividends, if any, payable with respect to such share (the "Optional Redemption Price").

            (c) NOTIFICATION. At least fifteen (15) days prior to the Redemption Date, the Corporation shall mail written notice by first class mail, postage prepaid, to each holder of record of the Class F Preferred Stock, at its address last shown on the records of the Corporation, notifying such holder of such redemption, specifying the Redemption Date, the Optional Redemption Price and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, or its certificate or certificates representing the shares to be redeemed (such notice, the "Closing Notice").

            (d) SURRENDER AND PAYMENT. On or prior to the Redemption Date, each holder of shares of Class F Preferred Stock shall surrender its certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Closing Notice, and thereupon the Optional Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. The Optional Redemption Price due to each holder shall be payable, from any source of funds legally available therefor, by delivery on the Redemption Date of a certified or bank cashier's check in an amount equal to the aggregate Optional Redemption Price due to such holder. From and after the date a holder of shares of the Class F Preferred Stock has received payment in full by receipt of cash, all rights of such holder with respect to such Class F Preferred Stock so redeemed shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

            (e) INSUFFICIENT FUNDS. If, on any Redemption Date, funds of the Corporation legally available therefor shall be insufficient to redeem all of the shares of Class F Preferred Stock required to be redeemed, funds to the extent legally available shall be used to redeem the maximum possible number of such shares ratably on the basis of the relative value of such shares based on the Optional Redemption Prices of such shares on such date if the funds of the Corporation legally available therefore had been sufficient to redeem all shares required to be redeemed on such date. Thereafter, the Corporation shall use its best efforts to obtain sufficient funds to redeem the balance of such shares. When additional funds of the Corporation become legally available for the redemption of the balance of such shares, such additional funds will be used to redeem at the Optional Redemption Price (together with interest at the annual rate of 9%) the balance of the shares which the Corporation was therefore obligated to redeem, ratably on the basis set forth in the preceding sentence. Notwithstanding anything herein to the contrary, if the Optional Redemption Price is not paid when due, all powers, preferences, rights, qualifications, limitations and restrictions (including, without limitation, dividend rights, conversion rights, and liquidation preferences, and voting rights) with respect to shares surrendered for redemption, but not actually redeemed, shall continue until the Optional Redemption Price is paid in full.

            (f) REISSUE. Any shares of Class F Preferred Stock redeemed pursuant to this Section 7 shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued as Class F Preferred Stock, but shall instead have the status of authorized Open Term Preferred Stock, as defined in the Corporation's Restated Articles of Incorporation.

      8.    OPTIONAL REDEMPTION AT THE ELECTION OF THE CORPORATION.

            (a) ELECTION. At any time and from time to time after the seventh anniversary of the original issue date of the shares of Class F Preferred Stock, to the extent the Corporation shall have funds legally available for such payment, and subject to the rights of the holders pursuant to Section 6 hereof, the Corporation shall have the right to purchase and redeem all or any portion of the then outstanding shares of Class F Preferred Stock. The Board of Directors shall specify a Redemption Date, which shall be not less than thirty
(30) days nor more than sixty (60) days from the date the Corporation shall mail a Closing Notice to the holders of Class F Preferred Stock.

            (b) MANDATORY REDEMPTION PRICE. The redemption price for each share of the Class F Preferred Stock shall be an amount equal to $23.42 (subject to adjustment from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like) plus an amount equal to all declared but unpaid dividends, if any, payable with respect to such share (the "Mandatory Redemption Price").

            (c) SURRENDER AND PAYMENT. On or prior to the Redemption Date, each holder of shares of Class F Preferred Stock to be redeemed shall surrender its certificate or certificate representing such shares to the Corporation, in the manner and at the place designated in the Closing Notice, and thereupon the Mandatory Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. The Mandatory Redemption Price due to each holder shall be payable, from any source of funds legally available therefor, by delivery on the Redemption Date of a certified or bank cashier's check in an amount equal to the aggregate Mandatory Redemption Price due to such holder. From and after the date a holder of shares of the Class F Preferred Stock has received payment in full by receipt of cash, all rights of such holder with respect to such Class F Preferred Stock so redeemed shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

            (d) PARTIAL REDEMPTION. In the event of a redemption of less than all of the outstanding shares of Class F Preferred Stock pursuant to the first paragraph of this Section 8, redemption as among the holders of such shares of Class F Preferred Stock shall be on a pro rata basis.

            (e) REISSUE. Any shares of Class F Preferred Stock redeemed pursuant to this Section 8 shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued as Class F Preferred Stock, but shall instead have the status of authorized Open Term Preferred Stock, as defined in the Corporation's Restated Articles of Incorporation.

                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                            CAPELLA EDUCATION COMPANY

      The undersigned, being the Secretary of Capella Education Company, a Minnesota corporation (the "Company"), hereby certifies that:

      (i)   The name of the Company is Capella Education Company.

            (ii) The Company's Certificate of Designation for Class E Convertible Preferred Stock is amended and restated as shown in Exhibit A.

            (iii) The foregoing amendments have been adopted pursuant to Chapter 302A of the Minnesota Statutes.

      IN WITNESS WHEREOF, I have subscribed my name this ____ day of January, 2003.

                                                       /s/ Paul Clifford
                                                 ------------------------------
                                                 Secretary
                                                 Capella Education Company

                            CAPELLA EDUCATION COMPANY

                 AMENDED AND RESTATED CERTIFICATE OF DESIGNATION
                     FOR CLASS E CONVERTIBLE PREFERRED STOCK

      1.    DESIGNATION; NUMBER OF SHARES; PAR VALUE.

            A class of shares of preferred stock of Capella Education Company (the "Corporation") shall be designated as Class E Convertible Preferred Stock (the "Class E Preferred Stock"). The number of shares constituting the Class E Preferred Stock shall be Two Million Five Hundred Ninety-Six Thousand Four Hundred Ninety-One (2,596,491) shares. The Class E Preferred Stock shall have a par value of $.01 per share.

      2.    VOTING RIGHTS.

            (a) GENERAL. On all matters submitted to the shareholders, each holder of Class E Preferred Stock shall have one vote for each share of common stock of the Corporation (the "Common Stock") which such holder of Class E Preferred Stock would be entitled to receive upon the conversion of such holder's Class E Preferred Stock pursuant to the provisions hereof. Except as otherwise provided herein, and except as otherwise required by agreement or law, the shares of capital stock of the Corporation shall vote as a single class on all matters submitted to the shareholders. No holder of any Class E Preferred Stock shall have any cumulative voting rights.

            (b) ADDITIONAL CLASS VOTES BY CLASS E STOCK. Without the affirmative vote of the holders of a majority of the Class E Preferred Stock at the time outstanding at a meeting of the holders of Class E Preferred Stock called for such purpose or written consent of the holders (acting together as a class) of a majority of the Class E Preferred Stock at the time outstanding, the Corporation shall not:

            (1) create, authorize or issue any shares of capital stock ranking senior to or having a priority over the Class E Preferred Stock as to the payment or distribution of dividends or of assets upon the liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation; or

            (2) amend, alter, modify or repeal any provision of the Articles of Incorporation of the Corporation so as to alter the rights and preferences of the Class E Preferred Stock; or

            (3) redeem, repurchase or acquire (or make any payment into, or set aside, a sinking fund for such purposes) any of the Corporation's capital stock, except any such redemption, repurchase or acquisition which is:

                  (i) pursuant to mandatory redemption obligations set forth herein or in the Articles of Incorporation (including any certificate of designation) as of the date of filing of this Certificate of Designation;

                  (ii) Common Stock issued under employee benefit plans of the Corporation;

                  (iii) made pursuant to a repurchase agreement between the Corporation and any of its employees, officers or directors approved by the Board of Directors; or

            (4) effect any acquisition of the Corporation by another entity by means of any transaction or series of related transactions with the Corporation (including, without limitation any merger, consolidation or recapitalization), which results in 50% or more of the voting capital stock of the Corporation being acquired, by exchange, cancellation or otherwise, by persons who were not shareholders of the Corporation prior to such transaction or series of transactions, unless such acquisition provides for the exchange or payment of consideration in respect of each share of Class E Preferred Stock, or the shares of Common Stock or other securities into which each such share of Class E Preferred Stock is then convertible, having a value equal to or greater than $28.50 (subject to appropriate adjustments for stock dividends, stock splits, combinations and similar recapitalization affecting the Class E Preferred Stock) (a "Qualified Amount"); or

            (5) effect any sale or other disposition of all or substantially all of the assets of the Corporation, unless such sale, if followed by an immediate liquidation, would result in distributable proceeds in respect of each share of Class E Preferred Stock, or the shares of Common Stock or other securities into which each such share of Class E Preferred Stock is then convertible, in a Qualified Amount; or

            (6) effect the liquidation or dissolution of the Company, unless such liquidation or dissolution would result in distributable proceeds in respect of each share of Class E Preferred Stock, or the shares of Common Stock or other securities into which each such share of Class E Preferred Stock is then convertible, in a Qualified Amount.

            (c) VALUATION OF NON-CASH CONSIDERATION. In connection with any transaction set forth in Section 2(b) above involving the receipt of consideration or proceeds in a form other than cash, the fair market value of such non-cash consideration or proceeds shall be utilized in determining whether such transaction must be approved by the holders of Class E Preferred Stock pursuant to Section 2(b). The fair market value of any non-cash consideration will be determined as follows:

                  (i) the fair market value of stock and other securities that are publicly traded shall be the average of the last closing market price of such stock or securities on each of the ten trading days ending five business days prior to the execution by the Company of a definitive agreement, or adoption by the Board of Directors of the Company of any plan, relating to such transaction (the "Time of Determination");

                  (ii) the fair market value of stock and other equity securities that are not publicly traded and the value of all other non-cash consideration, other than consideration of the nature described in clause (iii) below, shall be the fair market value thereof at the Time of Determination as mutually agreed by the Company and a director designated to serve on the Board of Directors by a holder of Class E Preferred Stock (a "Class E Director"), or if the Company and a Class E Director are unable to reach an agreement within five business days of receipt of written notice from the Company of such transaction by the Class E Director, as determined by an investment banking firm or other person experienced in valuing such stock, equity securities or other non-cash consideration mutually acceptable to a Class E Director and the Company, or if they are unable to agree, or there exists no such Class E Director, then a nationally recognized investment banking firm selected in good faith by the Board of Directors of the Company; or

                  (iii) the value of any promissory note or other debt
            instrument that is not publicly traded and the value of any and all deferred installments of the consideration and any other deferral of payments included in the total consideration shall be deemed to be the face amount of the promissory notes or other debt instruments or the total amount of payments that are deferred with respect to deferred obligations that are not evidenced by promissory notes or other debt instruments.

A security is "publicly traded" if such security is part of a class of securities that is listed on the New York or American stock exchanges (or on a foreign stock exchange of comparable depth and liquidity) or is traded on the NASDAQ Stock Market.

            (d) MEETINGS. A proper officer of the Corporation may, and upon the written request of the holders of record of at least twenty-five percent (25%) of the shares of Class E Preferred Stock then outstanding addressed to the Secretary of the Corporation shall, call a special meeting of the holders of Class E Preferred Stock, for the purpose of holding a class vote pursuant to
Section 2(b). If such meeting shall not be called by a proper officer of the Corporation within twenty (20) days after personal service of said written request upon the Secretary of the Corporation, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Corporation at its principal executive offices, then the holders of record of at least twenty-five percent (25%) of the outstanding shares of Class E Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by the person so designated upon the notice required for the annual meeting of stockholders of the Corporation and shall be held at the place for holding the annual meetings of stockholders.

      3.    NO PREEMPTIVE RIGHTS.

            Holders of Class E Preferred Stock shall not be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of the Corporation of any class whatsoever, or of securities convertible into or exchangeable for, or otherwise creating a right to acquire, any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend. Nothing herein shall limit the power of the Corporation to grant any of the foregoing rights to persons by contract or otherwise.

      4.    DIVIDENDS.

            In the event any dividend or distribution is declared or made with respect to outstanding shares of any class of capital stock, a comparable dividend or distribution must be simultaneously declared or made with respect to the outstanding shares of Class E Preferred Stock. In the event any dividend or distribution is declared or made with respect to the Common Stock or any class of capital stock convertible or exchangeable into Common Stock of the Corporation, each holder of shares of Class E Preferred Stock (and any other holder of capital stock so convertible or exchangeable and entitled to payment of such dividend or distribution) shall be paid such comparable dividend or receive such comparable distribution on the basis of the number of shares of Common Stock into which such holder's shares of capital stock are then convertible on the date established as the record date with respect to such dividend or distribution. In case any portion of the dividend or distribution declared or made by the Corporation shall be in a form other than cash, the fair market value of such non-cash portion, as determined in good faith by the Board of Directors of the Company, shall be utilized in determining the comparable dividend or distribution to be declared or made with respect to the outstanding shares of Class E Preferred Stock.

      5.    LIQUIDATION RIGHT AND PREFERENCE.

            In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation Event"), the holders of the Class E Preferred Stock shall be entitled to receive, in respect of each share of Class E Preferred Stock, the greater of (i) the amount of $14.25 (subject to appropriate adjustment for any stock dividends, combinations or splits with respect to such share), plus the aggregate amount of all declared but unpaid dividends on such share of Class E Preferred Stock (the "Class E Preference Amount") or (ii) the aggregate amount that would be payable in the Liquidation Event in respect of the share or shares of Common Stock into which such share of Class E Preferred Stock would be convertible if all of the holders were to convert their shares of Class E Preferred Stock into shares of Common Stock immediately prior to the

Liquidation Event, and the Class E Preference Amount was not paid in preference to any class of Junior Stock, as hereafter provided.

            Upon occurrence of a Liquidation Event, the holders of then outstanding shares of Class B Convertible Preferred Stock ("Class B Preferred Stock"), Class C Preferred Stock, Class D Convertible Preferred Stock ("Class D Preferred Stock"), Class E Preferred Stock and any other class of capital stock hereafter established ranking on a parity in such Liquidation Event with the Class B Preferred Stock, Class C, Class D Preferred Stock and Class E Preferred Stock (collectively, "Parity Stock") shall be entitled to be paid as to each share of such Parity Stock, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Class A Convertible Preferred Stock ("Class A Preferred Stock"), Common Stock or any other class or series of capital stock hereafter established ranking junior in a Liquidation Event to the Parity Stock (collectively, "Junior Stock"), and after distribution of any of the assets of the Corporation, to the extent of the liquidation preference applicable thereto, to the holders of any class or series of capital stock hereafter established ranking senior in a Liquidation Event to the Parity Stock (collectively "Senior Stock"), out of assets available for distribution, an amount, plus the aggregate amount of all declared but unpaid dividends on each such share, equal to $2.50 per share in the case of the Class B Preferred Stock (the "Class B Preference Amount"), $3.00 per share in the case of the Class C Preferred Stock (the "Class C Preference Amount"), $4.50 per share in the case of the Class D Preferred Stock (the "Class D Preference Amount") (subject, in each case, to appropriate adjustment for any stock dividends, combinations or splits with respect to each share), the Class E Preference Amount in the case of the Class E Preferred Stock, and, in the case of any other Parity Stock, such amount as shall be specified in the applicable Certificate of Designation (the "Parity Preference Amount", and, together with the Class B Preference Amount, Class C Preference Amount, Class D Preference Amount and Class E Preference Amount, collectively, the "Parity Preference Amounts").

            If, upon any Liquidation Event, the remaining assets of the Corporation available for distribution to the holders of Parity Stock are insufficient to pay the holders of Parity Stock their full Parity Preference Amounts to which they are entitled, the holders of Parity Stock shall share pro rata in any such distribution in proportion to the full Parity Preference Amounts to which they would otherwise be respectively entitled.

            Following such payment of Parity Preference Amounts to the holders of Parity Stock, and payment to the holders of any Senior Stock of any preferential amount to which they are entitled, the holders of the Junior Stock shall then be entitled, to the exclusion of the holders of Parity Stock or Senior Stock, to receive in cash or in kind, all remaining assets of the Corporation, if any, in accordance with their relative priorities in a Liquidation Event.

      6.    CONVERSION INTO COMMON STOCK.

            (a) OPTIONAL CONVERSION. At the option of the holder thereof, any or all Class E Preferred Stock then held by such holder shall be convertible into Common Stock of the Corporation in accordance with the provisions and subject to the adjustments provided for in Section 6(c). In order to exercise the conversion privilege, a holder of Class E Preferred Stock shall surrender the certificate or certificates duly endorsed to the Corporation evidencing the shares of Class E Preferred Stock each holder wishes to convert to the Corporation at its principal office and accompanied by written notice to the Corporation that the holder elects to convert all of such shares. Any shares of Class E Preferred Stock converted at the option of the holder shall be deemed to have been converted on the day of surrender of the certificate representing such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the holder of such Class E Preferred Stock with respect to such shares shall cease and such holder shall be treated as the record holder of the number of shares of Common Stock issuable upon conversion. As promptly as practicable on or after the conversion date, the Corporation shall issue and mail or deliver to such holder (i) a certificate or certificates for the number of Common Stock issuable upon conversion, computed to the nearest one hundredth of a full share,
(ii) any cash adjustment required pursuant to Section 6(f), and (iii) in the event of a conversion in part, a certificate or certificates for the whole number of shares of Class E Preferred Stock not being so converted.

            (b) AUTOMATIC CONVERSION. The Class E Preferred Stock shall automatically be converted into Common Stock of the Corporation, without any act by the Corporation or the holders of the Class E Preferred Stock, concurrently with the closing of the first public offering by the Corporation of shares of Common Stock of the Corporation registered under the Securities Act of 1933, as amended, in which (1) the aggregate gross public offering price of the securities sold for cash by the Corporation in the offering is at least $30.0 million, or such lower amount as may be approved by the holders of a majority of the shares of Class E Preferred Stock then outstanding, and (2) the public offering price per share of Common Stock is at least $28.50 (as adjusted from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like), or such lower amount as may be approved by the holders of a majority of the shares of Class E Preferred Stock then outstanding. Each holder of a share of Class E Preferred Stock so converted shall be entitled to receive the full number of shares of Common Stock into which such share of Class E Preferred Stock held by such holder could be converted if such holder had exercised its conversion right at the time of closing of such public offering. Upon such conversion, each holder of a share of Class E Preferred Stock shall immediately surrender such share in exchange for (i) appropriate stock certificates representing a share or shares of Common Stock of the Corporation, and (ii) any cash adjustment required pursuant to Section 6(f).

            (c) CONVERSION PRICE AND ADJUSTMENTS. The number of shares of Common Stock issuable in exchange for each share of Class E Preferred Stock upon either optional or automatic conversion shall be equal to $14.25 divided by the conversion price then in effect for Class E Preferred Stock (the "Class E Conversion Price"). The Class E Conversion Price shall initially be $14.25, but such Class E Conversion Price shall be subject to adjustment from time to time, as hereinafter provided:

            (i) In case the Corporation shall at any time (A) declare a dividend or make a distribution on Common Stock payable in Common Stock (other than dividends or distributions payable to holders of the Series E Preferred Stock including dividends paid as contemplated by Section 4), (B) subdivide or split the outstanding Common Stock, (C) combine or reclassify the outstanding Common Stock into a smaller number of shares, (D) issue any shares of its capital stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), or (E) consolidate with, or merge with or into, any other person, the Class E Conversion Price in effect (and, where appropriate, the securities into which the Class E Preferred Stock are then convertible) at the time of the record date for such dividend or distribution or on the effective date of such subdivision, split, combination, consolidation, merger or reclassification shall be adjusted so that the conversion of the Class E Preferred Stock after such time shall entitle the holder to receive the aggregate number of shares of Common Stock or other securities of the Corporation (or other securities into which such shares of Common Stock have been converted, exchanged, combined, consolidated, merged or reclassified pursuant to clause 6(c)(i)(C), 6(c)(i)(D) or 6(c)(i)(E) above) which, if the Class E Preferred Stock had been converted immediately prior to such time, such holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, merger or reclassification. Such adjustment shall be made successively whenever an event listed above shall occur.

            (ii) If and whenever the Corporation shall issue or sell any Common Stock for a consideration per share less than the Class E Conversion Price then in effect, or shall issue or sell any options, warrants or other rights (including, without limitation, securities convertible into or exercisable for Common Stock) for the purchase of such shares at a consideration per share of less than the Class E Conversion Price then in effect (other than securities subject to Section 6(c)(i) hereof; options issued as of April 20, 2000 under existing stock option plans of the Corporation, and 730,729 shares issuable upon exercise of such options; options for the issuance of up to 533,137 additional shares under any existing stock option plan of the Corporation and shares issuable upon exercise of such options; warrants to purchase 198,960 shares outstanding as of April 20, 2000, warrants to purchase 135,088 shares to be issued in connection with the issuance of the Class E Preferred Stock and shares issuable upon the exercise thereof; 2,810,000 shares of Class A Preferred Stock, 460,000 shares of Class B Preferred Stock, 1,022,222 shares of Class D Preferred Stock and shares issuable upon conversion thereof; shares issued to the employee stock ownership plan of the Corporation, provided such contribution is approved by the compensation committee of the Board of Directors of the Corporation and does not exceed that number of shares the fair market value of which is three percent (3%) of annual compensation (as measured by applicable benefit plan rules) (any of the foregoing share amounts shall be subject to appropriate adjustment from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like)), the Class E Conversion Price in effect immediately prior to such issuance or sale shall be reduced to an amount determined by multiplying (A) the Class E Conversion Price then in effect, and (B) a fraction, the numerator of which shall be an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Class E Conversion Price then in effect, and (2) the total consideration payable to this Corporation upon such issuance or sale of such shares and such purchase rights and upon the exercise or conversion of such purchase or acquisition rights, and the denominator of which shall be the amount determined by multiplying (aa) the number of shares of Common Stock outstanding immediately after such issuance or sale plus the number of shares of Common Stock issuable upon the exercise or conversion of any purchase or acquisition rights thus issued, by (bb) the Class E Conversion Price then in effect. In case any portion of the consideration to be received by the Corporation shall be in a form other than cash, the fair market value of such non-cash consideration, as determined in good faith by the Board of Directors of the Company, shall be utilized in the foregoing computation.

      For purposes of this Section 6(c), "Common Stock outstanding" shall include, in addition to Common Stock issued and outstanding, those shares of Common Stock issuable upon conversion of outstanding shares of Preferred Stock and Common Stock issuable upon the exercise, exchange or conversion of any other outstanding right to acquire Common Stock.

      If any options, warrants or other purchase rights that are taken into account in any such adjustment of the Class E Conversion Price subsequently expire without exercise, the Class E Conversion Price shall be recomputed by deleting such expired options, warrants or other purchase rights. If the Class E Conversion Price is adjusted as the result of the issuance of any options, warrants or other purchase or acquisition rights, no further adjustment of the Class E Conversion Price shall be made at the time of the exercise of such options, warrants or other purchase rights or acquisition rights or the conversion of such purchase or acquisition rights.

            (iii) In case the Corporation shall fix a record date for the issuance on a pro rata basis of rights, options or warrants to the holders of its Common Stock or other securities entitling such holders to subscribe for or purchase shares of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) at a price per share of Common Stock (or having a conversion, exercise or exchange price per share of Common Stock, in the case of a security convertible into, or exercisable or exchangeable for, shares of Common Stock) less than the Class E Conversion Price on such record date, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Class E Conversion Price shall be adjusted pursuant to
      Section 6(c)(ii) hereof, as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or other securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such non-cash consideration shall be determined as set forth in Section 6(c)(ii) hereof. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire in whole or in part unexercised, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this
      Section 6(c)), the Class E Conversion Price shall again be adjusted as follows: (A) in the event that all of such rights, options or warrants expire unexercised, the Class E Conversion Price shall be the Class E Conversion Price that would then be in effect if such record date had not been fixed; (B) in the event that less than all of such rights, options or warrants expire unexercised, the Class E Conversion Price shall be adjusted pursuant to Section 6(c)(ii) to reflect the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants that remain outstanding (without taking into effect shares of Common Stock issuable upon exercise of rights, options or warrants that have lapsed or expired); and (C) in the event of a change in the number of shares of Common Stock to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 6(c)), the Class E Conversion Price shall be adjusted to reflect the Class E Conversion Price which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock. Notwithstanding anything herein to the contrary, no further adjustment to the Class E Conversion Price shall be made upon the issuance or sale of Common Stock upon the exercise of any rights, options or warrants to subscribe for or purchase Common Stock, if any adjustment in the Class E Conversion Price was made or required to be made upon the record date for the issuance or sale of such rights, options or warrants under this Section 6(c)(iii). Notwithstanding anything herein to the contrary, no adjustment in the Class E Conversion Price shall be made under this Section 6(c)(iii) to the extent the holders of Class E Preferred Stock participate in any such distribution in accordance with Section 4 hereof.

                  (iv) The anti-dilution provisions of this Section 6(c) may be waived by the affirmative vote of the holders (acting together as a class) of a majority of the then outstanding Class E Preferred Stock.

            (d) NOTICE OF CLASS E CONVERSION PRICE ADJUSTMENT. Upon any adjustment of the Class E Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holders of Class E Preferred Stock at the addresses of such holders as shown on the books of this Corporation, which notice shall state the Class E Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares receivable at such price upon the conversion of Class E Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            (e)   NOTICE OF CERTAIN EVENTS. In case any time:

                  (i) the Corporation shall pay any dividend payable in stock upon Common Stock or make any distribution (other than regular cash dividends) to the holders of Common Stock; or

                  (ii) the Corporation shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or other rights; or

                  (iii) there shall be any capital reorganization, reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to another corporation; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give written notice, by first-class mail, postage prepaid, addressed to the holders of Class E Preferred Stock at the addresses of such holders as shown on the books of the Corporation, of the date on which (A) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

            (f) FRACTIONAL SHARES. In connection with the conversion of any shares of Class E Preferred Stock, no fractions of shares of Common Stock shall be required to be issued to the holder of such shares of Class E Preferred Stock, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Conversion Price per share of Common Stock on the business day next preceding the business day on which such shares of Class E Preferred Stock are deemed to have been converted.

            (g)   RESERVATION OF SHARES.

                  (i) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Common Stock as shall be required for the purpose of effecting conversions of the Class E Preferred Stock.

                  (ii) Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Class E Preferred Stock, the Corporation shall comply with all applicable federal and state laws and regulations which require action to be taken by the Corporation.

            (h) TRANSFER TAXES. The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Class E Preferred Stock pursuant hereto; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Class E Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

      7. OPTIONAL REDEMPTION AT THE ELECTION OF THE HOLDERS OF CLASS E PREFERRED STOCK.

            (a)   ELECTION.

                  (i) At any time and from time to time after the seventh anniversary of the original issue date of the shares of Class E Preferred Stock, the holders of the then outstanding shares of the Class E Preferred Stock shall have the option, exercisable by the holders of not less than 25% (in the aggregate) of the then outstanding shares of the Class E Preferred Stock, voting as a single class, by giving a written notice to the Corporation (the "Redemption Notice"), to require the Corporation to redeem any or all of the shares of such Class E Preferred Stock of such holders then outstanding. Upon the affirmative vote by the holders of a majority of the outstanding shares of Class E Preferred Stock, the holders of all outstanding shares of Class E Preferred Stock will be required to have such shares redeemed (a "Mandatory Redemption").

                  (ii) Within five (5) days after receiving the Redemption Notice, the Corporation shall send a copy of such notice to all other holders of record of the Class E Preferred Stock. Such other holders may elect to participate in the Redemption Notice by notifying the Corporation in writing within ten (10) days after receiving a copy of the Redemption Notice from the Corporation. Upon receipt of such Redemption Notice, the Board shall within thirty (30) days specify a date on which the redemption of such shares provided herein will take place (the "Redemption Date"), which shall be no less than forty-five (45) days and no more than ninety
      (90) days after receipt of the Redemption Notice.

                  (iii) The Corporation shall have no obligation to honor more than two (2) redemption requests of the holders of shares of Class E Preferred Stock.

            (b) REDEMPTION PRICE. The redemption price for each share of the Class E Preferred Stock (the "Redemption Price") shall be $14.25 (subject to appropriate adjustment from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like), plus an amount equal to all declared but unpaid dividends, if any, payable with respect to such share.

            (c) NOTIFICATION. At least fifteen (15) days prior to the Redemption Date, the Corporation shall mail written notice by first class mail, postage prepaid, to each holder of record of the Class E Preferred Stock who sought redemption, at its address last shown on the records of the Corporation, notifying such holder of such redemption, specifying the Redemption Date, the Redemption Price and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, or its certificate or certificates representing the shares to be redeemed (such notice, the "Closing Notice").

            (d) SURRENDER AND PAYMENT. On or prior to the Redemption Date, each holder of shares of Class E Preferred Stock to be redeemed shall surrender its certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Closing Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. The Redemption Price due to each holder shall be payable, from any source of funds legally available therefor, by delivery on the Redemption Date of a certified or bank cashier's check in an amount equal to the aggregate Redemption Price due to such holder. From and after the date a holder of shares of the Class E Preferred Stock has received payment in full by receipt of cash, all rights of such holder with respect to such Class E Preferred Stock so redeemed shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

            (e) INSUFFICIENT FUNDS. If, on any Redemption Date, funds of the Corporation legally available therefor shall be insufficient to redeem all of the shares of Class E Preferred Stock required to be redeemed, funds to the extent legally available shall be used to redeem the maximum possible number of such shares ratably on the basis of the relative value of such shares based on the Redemption Prices of such shares on such date if the funds of the Corporation legally available therefore had been sufficient to redeem all shares required to be redeemed on such date. Thereafter, the Corporation shall use its best efforts to obtain sufficient funds to redeem the balance of such shares. When additional funds of the Corporation become legally available for the redemption of the balance of such shares, such additional funds will be used to redeem at the Redemption Price (together with interest at the annual rate of 9%) the balance of the shares which the Corporation was therefore obligated to redeem, ratably on the basis set forth in the preceding sentence. Notwithstanding anything herein to the contrary, if the Redemption Price is not paid when due, all powers, preferences, rights, qualifications, limitations and restrictions (including, without limitation, dividend rights, conversion rights, and liquidation preferences, and voting rights) with respect to shares surrendered for redemption, but not actually redeemed, shall continue until the Redemption Price is paid in full.

            (f) REISSUE. Any shares of Class E Preferred Stock redeemed pursuant to this Section 7 shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued as Class E Preferred Stock, but shall instead have the status of authorized Open Term Preferred Stock, as defined in the Corporation's Restated Articles of Incorporation.

      8.    OPTIONAL REDEMPTION AT THE ELECTION OF THE CORPORATION.

            (a) ELECTION. At any time and from time to time after the seventh anniversary of the original issue date of the shares of Class E Preferred Stock, to the extent the Corporation shall have funds legally available for such payment, and subject to the rights of the holders pursuant to Section 6 hereof, the Corporation shall have the right to purchase and redeem all or any portion of the then outstanding shares of Class E Preferred Stock. The Board of Directors shall specify a Redemption Date, which shall be not less than thirty
(30) days nor more than sixty (60) days from the date the Corporation shall mail a Closing Notice to the holders of Class E Preferred Stock.

            (b) REDEMPTION PRICE. The redemption price for each share of Class E Preferred Stock redeemed pursuant to this Section 8 shall be the Redemption Price, plus an amount equal to all declared but unpaid dividends, if any, payable with respect to such share.

            (c) SURRENDER AND PAYMENT. On or prior to the Redemption Date, each holder of shares of Class E Preferred Stock to be redeemed shall surrender its certificate or certificate representing such shares to the Corporation, in the manner and at the place designated in the Closing Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. The Redemption Price due to each holder shall be payable, from any source of funds legally available therefor, by delivery on the Redemption Date of a certified or bank cashier's check in an amount equal to the aggregate Redemption Price due to such holder. From and after the date a holder of shares of the Class E Preferred Stock has received payment in full by receipt of cash, all rights of such holder with respect to such Class E Preferred Stock so redeemed shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

            (d) PARTIAL REDEMPTION. In the event of a redemption of less than all of the outstanding shares of Class E Preferred Stock pursuant to the first paragraph of this Section 8, redemption as among the holders of such shares of Class E Preferred Stock shall be on a pro rata basis.

            (e) REISSUE. Any shares of Class E Preferred Stock redeemed pursuant to this Section 8 shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued as Class E Preferred Stock, but shall instead have the status of authorized Open Term Preferred Stock, as defined in the Corporation's Restated Articles of Incorporation.

                            CAPELLA EDUCATION COMPANY

                            STATEMENT OF DESIGNATION
                                       OF
                       RIGHTS, PREFERENCES AND LIMITATIONS
                                       OF
                       CLASS G CONVERTIBLE PREFERRED STOCK

      The undersigned, Paul Clifford, the Secretary of Capella Education Company, a Minnesota corporation (the "Corporation"), hereby certifies that the following resolutions establishing Class G Convertible Preferred Stock of the Corporation pursuant to Minnesota Statutes, Section 302A.401 were duly adopted by the directors of the Corporation on January 15, 2003:

            RESOLVED FURTHER, that (i) the form of the Certificate of Designation for the Class G Convertible Preferred Stock (the "Class G Certificate") attached hereto as Exhibit C is hereby authorized and approved; (ii) there is hereby established a new Class G Convertible Preferred Stock of this Company with the rights, preferences and privileges as set forth in the Class G Certificate; (iii) the appropriate officers of this Company are authorized and directed to make, execute and file with the Minnesota Secretary of State in the method required by law, the Class G Certificate, in substantially the form approved hereby, with such changes, deletions and insertions as any of such officers shall approve, the execution and filing of the Class G Certificate by any of the officers of the Company being conclusive evidence of such approval, and
      (iv) each of the officers of the Company is hereby authorized to take all other actions they may deem necessary or advisable to effect adoption of the Class G Certificate.

            RESOLVED FURTHER, that the officers of the Company, and each of them, are authorized for and on behalf of the Company, to execute and deliver such other instruments or documents and to take such other actions as they, or any of them, may deem necessary or advisable to carry out the purposes of the foregoing resolutions.

                     [remainder of page intentionally blank]

      IN WITNESS WHEREOF, I have subscribed my name this ____ day of January, 2003.

                                      /s/ Paul Clifford
                                      -----------------------------------------
                                      Paul Clifford,
                                      Secretary
                                      Capella Education Company

                            CAPELLA EDUCATION COMPANY

                           CERTIFICATE OF DESIGNATION
                     FOR CLASS G CONVERTIBLE PREFERRED STOCK

      1.    DESIGNATION; NUMBER OF SHARES; PAR VALUE.

            A class of shares of preferred stock of Capella Education Company (the "Corporation") shall be designated as Class G Convertible Preferred Stock (the "Class G Preferred Stock"). The number of shares constituting the Class G Preferred Stock shall be 2,184,550. The Class G Preferred Stock shall have a par value of $.01 per share.

      2.    VOTING RIGHTS.

            (a) GENERAL. On all matters submitted to the shareholders, each holder of Class G Preferred Stock shall have one vote for each share of common stock of the Corporation (the "Common Stock") which such holder of Class G Preferred Stock would be entitled to receive upon the conversion of such holder's Class G Preferred Stock pursuant to the provisions hereof. Except as otherwise provided herein, and except as otherwise required by agreement or law, the shares of capital stock of the Corporation shall vote as a single class on all matters submitted to the shareholders. No holder of any Class G Preferred Stock shall have any cumulative voting rights.

            (b) ADDITIONAL CLASS VOTES BY CLASS G STOCK. Without the affirmative vote of the holders of 66 2/3% of the Class G Preferred Stock at the time outstanding at a meeting of the holders of Class G Preferred Stock called for such purpose or written consent of the holders (acting together as a class) of 66 2/3% of the Class G Preferred Stock at the time outstanding, the Corporation shall not:

            (1) create, authorize, issue or reclassify any outstanding shares of capital stock into any shares of capital stock ranking senior to or on parity with the Class G Preferred Stock as to the payment or distribution of dividends or of assets upon the liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation; or

            (2) amend, alter, modify or repeal any provision of the Articles of Incorporation of the Corporation so as to alter the rights and preferences of the Class G Preferred Stock; or

            (3) redeem, repurchase or acquire (or make any payment into, or set aside, a sinking fund for such purposes), or declare or pay any dividend or make any other

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      distribution on, any of the Corporation's capital stock, except any such redemption, repurchase, acquisition, dividend or distribution which is:

                  (i) pursuant to mandatory redemption obligations set forth herein or in the Articles of Incorporation (including any certificate of designation) as of the date of filing of this Certificate of Designation;

                  (ii) Common Stock issued under employee benefit plans of the Corporation;

                  (iii) made pursuant to a repurchase agreement between the
            Corporation and any of its employees, officers or directors approved by at least 66 2/3% of the members of the Board of Directors; or

                  (iv) a dividend pro rata to all holders of the class or series of securities upon which such dividend is declared in shares of Common Stock or capital stock of the Corporation that ranks junior to the Class G Preferred Stock as to the payment or distribution of dividends and of assets upon the liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

            (4) effect any acquisition of the Corporation by another entity by means of any transaction or series of related transactions with the Corporation (including, without limitation any merger, consolidation or recapitalization), which results in 50% or more of the voting capital stock of the Corporation being acquired, by exchange, cancellation or otherwise, by persons who were not shareholders of the Corporation prior to such transaction or series of transactions, unless such acquisition provides for the exchange or payment of consideration in respect of each share of Class G Preferred Stock, or the shares of Common Stock or other securities into which each such share of Class G Preferred Stock is then convertible, having a value equal to or greater than $28.50 (subject to appropriate adjustments for stock dividends, stock splits, combinations and recapitalizations and similar events affecting the Class G Preferred Stock) (a "Qualified Amount"); or

            (5) effect any sale or other disposition of all or substantially all of the assets of the Corporation, unless such sale, if followed by an immediate liquidation, would result in distributable proceeds in respect of each share of Class G Preferred Stock, or the shares of Common Stock or other securities into which each such share of Class G Preferred Stock is then convertible, in a Qualified Amount; or

            (6) effect the liquidation or dissolution of the Corporation, unless such liquidation or dissolution would result in distributable proceeds in respect of each share of Class G Preferred Stock, or the shares of Common Stock or other securities into which each such share of Class G Preferred Stock is then convertible, in a Qualified Amount.

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            (c)   VALUATION OF NON-CASH CONSIDERATION. In connection with any transaction set forth in Section 2(b) above involving the receipt of consideration or proceeds in a form other than cash, the fair market value of such non-cash consideration or proceeds shall be utilized in determining whether such transaction must be approved by the holders of Class G Preferred Stock pursuant to Section 2(b). The fair market value of any non-cash consideration will be determined as follows:

                  (i) the fair market value of stock and other securities that are publicly traded shall be the average of the last closing market price of such stock or securities on each of the ten trading days ending five business days prior to the execution by the Corporation of a definitive agreement, or adoption by the Board of Directors of the Corporation of any plan, relating to such transaction (the "Time of Determination");

                  (ii) the fair market value of stock and other equity securities that are not publicly traded and the value of all other non-cash consideration, other than consideration of the nature described in clause (iii) below, shall be the fair market value thereof at the Time of Determination as mutually agreed by the Corporation and a director designated to serve on the Board of Directors by the holders of Class G Preferred Stock (a "Class G Director"), or if the Corporation and a Class G Director are unable to reach an agreement within five business days of receipt of written notice from the Corporation of such transaction by the Class G Director, as determined by an investment banking firm or other person experienced in valuing such stock, equity securities or other non-cash consideration mutually acceptable to a Class G Director and the Corporation, or if they are unable to agree, or there exists no such Class G Director, then a nationally recognized investment banking firm selected in good faith by the Board of Directors of the Corporation; or

                  (iii) the value of any promissory note or other debt
            instrument that is not publicly traded and the value of any and all deferred installments of the consideration and any other deferral of payments included in the total consideration shall be deemed to be the face amount of the promissory notes or other debt instruments or the total amount of payments that are deferred with respect to deferred obligations that are not evidenced by promissory notes or other debt instruments.

A security is "publicly traded" if such security is part of a class of securities that is listed on the New York or American stock exchanges (or on a foreign stock exchange of comparable depth and liquidity) or is traded on the NASDAQ Stock Market.

            (d) MEETINGS. A proper officer of the Corporation may, and upon the written request of the holders of record of at least twenty-five percent (25%) of the shares of Class G Preferred Stock then outstanding addressed to the Secretary of the Corporation shall,

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call a special meeting of the holders of Class G Preferred Stock, for the purpose of holding a class vote pursuant to Section 2(b). If such meeting shall not be called by a proper officer of the Corporation within twenty (20) days after personal service of said written request upon the Secretary of the Corporation, or within twenty (20) days after mailing the same within the United States by certified mail, addressed to the Secretary of the Corporation at its principal executive offices, then the holders of record of at least twenty-five percent (25%) of the outstanding shares of Class G Preferred Stock may designate in writing their own representative to call such meeting at the expense of the Corporation, and such meeting may be called by the person so designated upon the notice required for the annual meeting of stockholders of the Corporation and shall be held at the place for holding the annual meetings of stockholders.

      3.    NO PREEMPTIVE RIGHTS.

            Holders of Class G Preferred Stock shall not be entitled, as a matter of right, to subscribe for, purchase or receive any part of any stock of the Corporation of any class whatsoever, or of securities convertible into or exchangeable for, or otherwise creating a right to acquire, any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend. Nothing herein shall limit the power of the Corporation to grant any of the foregoing rights to persons by contract or otherwise.

      4.    DIVIDENDS.

            Subject to the affirmative voting requirement of Section 2(b)(3) of this Certificate of Designation, in the event any dividend or distribution is declared or made with respect to outstanding shares of any class of capital stock, a comparable dividend or distribution must be simultaneously declared or made with respect to the outstanding shares of Class G Preferred Stock. Subject to the affirmative voting requirement of Section 2(b)(3) of this Certificate of Designation, in the event any dividend or distribution is declared or made with respect to the Common Stock or any class of capital stock convertible or exchangeable into Common Stock of the Corporation, each holder of shares of Class G Preferred Stock (and any other holder of capital stock so convertible or exchangeable and entitled to payment of such dividend or distribution) shall be paid such comparable dividend or receive such comparable distribution on the basis of the number of shares of Common Stock into which such holder's shares of capital stock are then convertible on the date established as the record date with respect to such dividend or distribution. In case any portion of the dividend or distribution declared or made by the Corporation shall be in a form other than cash, the fair market value of such non-cash portion, as determined in good faith by the Board of Directors of the Corporation, shall be utilized in determining the comparable dividend or distribution to be declared or made with respect to the outstanding shares of Class G Preferred Stock.

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      5.    LIQUIDATION RIGHT AND PREFERENCE.

            In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation Event"), the holders of the Class G Preferred Stock shall be entitled to receive, in respect of each share of Class G Preferred Stock , the greater of (i) the amount of $22.24 (subject to appropriate adjustment for any stock dividends, combinations or splits with respect to such share), plus the aggregate amount of all declared but unpaid dividends on such share of Class G Preferred Stock (the "Class G Preference Amount") or (ii) the aggregate amount that would be payable in the Liquidation Event in respect of the share or shares of Common Stock into which such share of Class G Preferred Stock would be convertible if all of the holders were to convert their shares of Class G Preferred Stock into shares of Common Stock immediately prior to the Liquidation Event, and the Class G Preference Amount was not paid in preference to any class of Junior Stock, as hereafter provided.

            Upon occurrence of a Liquidation Event, the holders of then outstanding shares of Class B Convertible Preferred Stock ("Class B Preferred Stock"), Class D Preferred Stock ("Class D Preferred Stock"), Class E Convertible Preferred Stock ("Class E Preferred Stock"), Class G Preferred Stock and any other class of capital stock hereafter established ranking on a parity in such Liquidation Event with the Class B Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Class G Preferred Stock (collectively, "Parity Stock") shall be entitled to be paid as to each share of such Parity Stock, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Class A Convertible Preferred Stock ("Class A Preferred Stock"), Common Stock or any other class or series of capital stock hereafter established ranking junior in a Liquidation Event to the Parity Stock (collectively, "Junior Stock"), and after distribution of any of the assets of the Corporation, to the extent of the liquidation preference applicable thereto, to the holders of any class or series of capital stock hereafter established ranking senior in a Liquidation Event to the Parity Stock (collectively "Senior Stock"), out of assets available for distribution, an amount, plus the aggregate amount of all declared but unpaid dividends on each such share, equal to $2.50 per share in the case of the Class B Preferred Stock (the "Class B Preference Amount"), $4.50 per share in the case of the Class D Preferred Stock (the "Class D Preference Amount"), $14.25 per share in the case of the Class E Preferred Stock (the "Class E Preference Amount") (subject, in each case, to appropriate adjustment for any stock dividends, combinations or splits with respect to each share), the Class G Preference Amount in the case of the Class G Preferred Stock, and, in the case of any other Parity Stock, such amount as shall be specified in the applicable Certificate of Designation (the "Parity Preference Amount", and, together with the Class B Preference Amount, Class D Preference Amount, Class E Preference Amount and Class G Preference Amount, collectively, the "Parity Preference Amounts").

            If, upon any Liquidation Event, the remaining assets of the Corporation available for distribution to the holders of Parity Stock are insufficient to pay the holders of Parity Stock their full Parity Preference Amounts to which they are entitled, the holders of

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Parity Stock shall share pro rata in any such distribution in proportion to the full Parity Preference Amounts to which they would otherwise be respectively entitled.

            Following such payment of Parity Preference Amounts to the holders of Parity Stock, and payment to the holders of any Senior Stock of any preferential amount to which they are entitled, the holders of the Junior Stock shall then be entitled, to the exclusion of the holders of Parity Stock or Senior Stock, to receive in cash or in kind, all remaining assets of the Corporation, if any, in accordance with their relative priorities in a Liquidation Event.

            The merger or consolidation of the Corporation into or with another corporation, the merger or consolidation of any other corporation into or with the Corporation or a plan of exchange between the Corporation and any other corporation (in which consolidation, merger or plan of exchange the shareholders of the Corporation receive any distributions of cash or securities or other property as a result of such consolidation, merger or plan of exchange), or the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, shall be deemed to be a Liquidation Event for purposes of this
Section 5.

      6.    CONVERSION INTO COMMON STOCK.

            (a) OPTIONAL CONVERSION. At the option of the holder thereof, at any time and from time to time any or all Class G Preferred Stock then held by such holder shall be convertible into Common Stock of the Corporation in accordance with the provisions and subject to the adjustments provided for in
Section 6(c). In order to exercise the conversion privilege, a holder of Class G Preferred Stock shall surrender the certificate or certificates duly endorsed to the Corporation evidencing the shares of Class G Preferred Stock each holder wishes to convert to the Corporation at its principal office and accompanied by written notice to the Corporation that the holder elects to convert all of such shares. Any shares of Class G Preferred Stock converted at the option of the holder shall be deemed to have been converted on the day of surrender of the certificate representing such shares for conversion in accordance with the foregoing provisions, and at such time the rights of the holder of such Class G Preferred Stock with respect to such shares shall cease and such holder shall be treated as the record holder of the number of shares of Common Stock issuable upon conversion. As promptly as practicable on or after the conversion date, the Corporation shall issue and mail or deliver to such holder (i) a certificate or certificates for the number of shares of Common Stock issuable upon conversion, rounding down to the nearest full share, (ii) any cash adjustment required pursuant to Section 6(f), and (iii) in the event of a conversion in part, a certificate or certificates for the whole number of shares of Class G Preferred Stock not being so converted.

            (b) AUTOMATIC CONVERSION. The Class G Preferred Stock shall automatically be converted into Common Stock of the Corporation, without any act by the Corporation or the holders of the Class G Preferred Stock, concurrently
(i) with the closing of the first public offering by the Corporation of shares of Common Stock of the Corporation registered under the Securities Act of 1933, as amended, in which (1) the aggregate gross

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proceeds received by the Corporation in the offering are at least $30.0 million, and (2) the public offering price per share of Common Stock is at least $28.50 (as adjusted from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like), or (ii) upon the affirmative vote or written consent of the holders of 66 2/3% of the outstanding shares of Class
G Preferred Stock then outstanding; provided, however, if any other class or series of preferred stock of the Corporation would remain outstanding after the conversion of the Class G Preferred Stock, the affirmative vote or written consent of holders of 70% of the outstanding shares of Class G Preferred Stock shall be required for automatic conversion pursuant to this clause (ii). In the case of a conversion pursuant to clause (i), each holder of a share of Class G Preferred Stock so converted shall be entitled to receive the full number of shares of Common Stock into which such share of Class G Preferred Stock held by such holder could be converted if such holder had exercised its conversion right at the time of closing of such public offering. Upon any conversion pursuant to this Section 6(b), each holder of a share of Class G Preferred Stock shall immediately surrender such share in exchange for (i) appropriate stock certificates representing a share or shares of Common Stock of the Corporation, and (ii) any cash adjustment required pursuant to Section 6(f).

            (c) CONVERSION PRICE AND ADJUSTMENTS. The number of shares of Common Stock issuable in exchange for each share of Class G Preferred Stock upon either optional or automatic conversion shall be computed to the nearest hundredth of a share and shall be equal to $11.12 divided by the conversion price then in effect for Class G Preferred Stock (the "Class G Conversion Price"). The Class G Conversion Price shall initially be $11.12, but such Class G Conversion Price shall be subject to adjustment from time to time, as hereinafter provided:

                  (i) In case the Corporation shall at any time (A) declare a dividend or make a distribution on Common Stock payable in Common Stock (other than dividends or distributions payable to holders of the Class G Preferred Stock including dividends paid as contemplated by Section 4),
      (B) subdivide or split the outstanding Common Stock, (C) combine or reclassify the outstanding Common Stock into a smaller number of shares,
      (D) issue any shares of its capital stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation) (other than an event treated under Section 5 as a Liquidation Event), or (E) consolidate with, or merge with or into, any other person (other than an event treated under Section 5 as a Liquidation Event), the Class G Conversion Price in effect (and, where appropriate, the securities into which the Class G Preferred Stock are then convertible) at the time of the record date for such dividend or distribution or on the effective date of such subdivision, split, combination, consolidation, merger or reclassification shall be adjusted so that the conversion of the Class G Preferred Stock after such time shall entitle the holder to receive the aggregate number of shares of Common Stock or other securities of the Corporation (or other securities into which such shares of Common Stock have been converted, exchanged, combined, consolidated, merged or reclassified pursuant to clause 6(c)(i)(C), 6(c)(i)(D) or 6(c)(i)(E) above) which, if the Class G Preferred Stock had been converted

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      immediately prior to such time, such holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, merger or reclassification. Such adjustment shall be made successively whenever an event listed above shall occur.

                  (ii) If, at any time after February 21, 2003, the Corporation shall issue or sell any Common Stock for a consideration per share less than the Class G Conversion Price then in effect or shall issue or sell any options, warrants or other rights (including, without limitation, securities convertible into or exercisable for Common Stock) for the purchase of such shares at a consideration per share of less than the Class G Conversion Price then in effect (other than securities subject to Section 6(c)(i) hereof; options issued as of January 31, 2002 under existing stock option plans of the Corporation, and 1,184,290 shares issuable upon exercise of such options; options for the issuance of up to 706,492 additional shares under any existing stock option plan of the Corporation and shares issuable upon exercise of such options; warrants to purchase 334,048 shares outstanding as of January 31, 2002; 2,810,000 shares of Class A Preferred Stock and shares issued upon conversion thereof; 460,000 shares of Class B Preferred Stock and shares issued upon conversion thereof; 1,022,222 shares of Class D Preferred Stock and shares issued upon conversion thereof; 2,596,491 shares of Class E Preferred Stock and shares issuable upon conversion thereof; shares issued to the employee stock ownership plan of the Corporation, provided such contribution is approved by the compensation committee of the Board of Directors of the Corporation and does not exceed that number of shares the fair market value of which is three percent (3%) of annual compensation (as measured by applicable benefit plan rules) (any of the foregoing share amounts shall be subject to appropriate adjustment from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like) (all of the foregoing are collectively referred to as the "Exempt Securities")), the Class G Conversion Price in effect immediately prior to such issuance or sale shall be reduced to an amount determined by multiplying (A) the Class G Conversion Price then in effect, and (B) a fraction, the numerator of which shall be an amount equal to the sum of
      (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Class G Conversion Price then in effect, and (2) the total consideration payable to this Corporation upon such issuance or sale of such shares and such purchase rights and upon the exercise or conversion of such purchase or acquisition rights, and the denominator of which shall be the amount determined by multiplying (aa) the number of shares of Common Stock outstanding immediately after such issuance or sale plus the number of shares of Common Stock issuable upon the exercise or conversion of any purchase or acquisition rights thus issued, by (bb) the Class G Conversion Price then in effect. In case any portion of the consideration to be received by the Corporation shall be in a form other than cash, the fair market value of such non-cash consideration, as determined in good faith by the Board of Directors of the Corporation, shall be utilized in the foregoing computation.

      For purposes of this Section 6(c), "Common Stock outstanding" shall include, in addition to Common Stock issued and outstanding, those shares of Common Stock issuable upon conversion of outstanding shares of Preferred Stock and Common

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      Stock issuable upon the exercise, exchange or conversion of any other outstanding right to acquire Common Stock.

      If any options, warrants or other purchase rights that are taken into account in any such adjustment of the Class G Conversion Price subsequently expire without exercise, the Class G Conversion Price shall be recomputed by deleting such expired options, warrants or other purchase rights. If the Class G Conversion Price is adjusted as the result of the issuance of any options, warrants or other purchase or acquisition rights, no further adjustment of the Class G Conversion Price shall be made at the time of the exercise of such options, warrants or other purchase or acquisition rights or the conversion of such purchase or acquisition rights.

                  (iii) If, on or prior to February 21, 2003, the Corporation shall issue or sell any Common Stock (other than Exempt Securities) for a consideration per share less than the Class G Conversion Price then in effect, or shall issue or sell any options, warrants or other rights (including, without limitation, securities convertible into or exercisable for Common Stock) for the purchase or acquisition of such shares (other than Exempt Securities) at a consideration per share of less than the Class G Conversion Price then in effect, the Class G Conversion Price shall be reduced to an amount equal to the per share consideration payable to the Corporation in such sale or issuance. The consideration per share payable to the Corporation in a sale or issuance of options, warrants or other rights for the purchase or acquisition of shares of Common Stock shall be determined by dividing: (A) the total amount, if any, received or receivable by the Corporation as consideration for the sale of issue of such options, warrants or other rights, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such options, warrants or other rights or conversion or exercise of such other rights, by (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options, warrants or other rights or conversion or exercise of such other rights. In case any portion of the consideration to be received by the Corporation shall be in a form other than cash, the fair market value of such non-cash consideration, as determined in good faith by the Board of Directors of the Corporation, shall be utilized to determine the consideration per share.

      If any options, warrants or other purchase rights that are taken into account in any such adjustment of the Class G Conversion Price subsequently expire without exercise, the Class G Conversion Price shall be readjusted as if such options, warrants or other purchase rights had not been issued. If the Class G Conversion Price is adjusted as the result of the issuance of any options, warrants or other purchase rights, no further adjustment of the Class G Conversion Price shall be made at the time of the exercise of such options, warrants or other purchase rights.

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                  (iv)  In case the Corporation shall fix a record date for the issuance on a pro rata basis of rights, options or warrants to the holders of its Common Stock or other securities entitling such holders to subscribe for or purchase shares of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) at a price per share of Common Stock (or having a conversion, exercise or exchange price per share of Common Stock, in the case of a security convertible into, or exercisable or exchangeable for, shares of Common Stock) less than the Class G Conversion Price on such record date, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date and the Class G Conversion Price shall be adjusted pursuant to
      Section 6(c)(ii) or Section 6(c)(iii), as the case may be, as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration payable by the holders of such rights, options, warrants or other securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such non-cash consideration shall be determined as set forth in Section 6(c)(ii) hereof. Such adjustment shall be made successively whenever such record date is fixed; and in the event that such rights, options or warrants are not so issued or expire in whole or in part unexercised, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 6(c)), the Class G Conversion Price shall again be adjusted as follows: (A) in the event that all of such rights, options or warrants expire unexercised, the Class G Conversion Price shall be the Class G Conversion Price that would then be in effect if such record date had not been fixed; (B) in the event that less than all of such rights, options or warrants expire unexercised, the Class G Conversion Price shall be adjusted pursuant to
      Section 6(c)(ii) or Section 6(c)(iii), as the case may be, to reflect the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants that remain outstanding (without taking into effect shares of Common Stock issuable upon exercise of rights, options or warrants that have lapsed or expired); and (C) in the event of a change in the number of shares of Common Stock to which the holders of such rights, options or warrants are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this Section 6(c)), the Class G Conversion Price shall be adjusted to reflect the Class G Conversion Price which would then be in effect if such holder had initially been entitled to such changed number of shares of Common Stock. Notwithstanding anything herein to the contrary, no further adjustment to the Class G Conversion Price shall be made upon the issuance or sale of Common Stock upon the exercise of any rights, options or warrants to subscribe for or purchase Common Stock, if any adjustment in the Class G Conversion Price was made or required to be made upon the record date for the issuance or sale of such rights, options or warrants under this
      Section 6(c)(iv). Notwithstanding anything herein to the contrary, no adjustment in the Class G Conversion Price shall be made under this
      Section 6(c)(iv) to the extent

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      the holders of Class G Preferred Stock participate in any such distribution in accordance with Section 4 hereof.

                  (v) The anti-dilution provisions of this Section 6(c) may be waived by the affirmative vote of the holders (acting together as a class) of 67% or more of the then outstanding Class G Preferred Stock.

            (d) NOTICE OF CLASS G CONVERSION PRICE ADJUSTMENT. Upon any adjustment of the Class G Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holders of Class G Preferred Stock at the addresses of such holders as shown on the books of this Corporation, which notice shall state the Class G Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares receivable at such price upon the conversion of Class G Preferred Stock, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            (e)   NOTICE OF CERTAIN EVENTS. In case any time:

                  (i) the Corporation shall pay any dividend payable in stock upon Common Stock or make any distribution (other than regular cash dividends) to the holders of Common Stock; or

                  (ii) the Corporation shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or other rights; or

                  (iii) there shall be any capital reorganization, reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to another corporation; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give written notice, by first-class mail, postage prepaid, addressed to the holders of Class G Preferred Stock at the addresses of such holders as shown on the books of the Corporation, of the date on which (A) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

            (f) FRACTIONAL SHARES. In connection with the conversion of any shares of Class G Preferred Stock, no fractions of shares of Common Stock shall be issued to the holder of such shares of Class G Preferred Stock, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Class G Conversion Price per share of Common Stock on the business day next preceding the business day on which such shares of Class G Preferred Stock are deemed to have been converted.

            (g)   RESERVATION OF SHARES.

                  (i) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Common Stock as shall be required for the purpose of effecting conversions of the Class G Preferred Stock.

                  (ii) Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Class G Preferred Stock, the Corporation shall comply with all applicable federal and state laws and regulations which require action to be taken by the Corporation.

            (h) TRANSFER TAXES. The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Class G Preferred Stock pursuant hereto; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Class G Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

      7. OPTIONAL REDEMPTION AT THE ELECTION OF THE HOLDERS OF CLASS G PREFERRED STOCK.

            (a)   ELECTION.

                  (i) At any time after February 21, 2009, upon the affirmative vote or written consent of the holders of 66 2/3% of the outstanding shares of Class G Preferred Stock, the Corporation shall be required to redeem all of the outstanding shares of Class G Preferred Stock and the holders of all outstanding shares of Class G Preferred Stock shall be required to have such shares redeemed (a "Mandatory Redemption"). The holders of Class G Preferred Stock shall deliver to the

      Corporation written notice of such affirmative vote or written consent (the "Redemption Notice").

                  (ii) Within five business days after receiving the Redemption Notice, the Corporation shall send a copy of such Redemption Notice to all other holders of record of the Class G Preferred Stock. Upon receipt of the Redemption Notice, the Board shall within thirty (30) days specify a date on which the redemption of such shares provided herein shall take place (the "Redemption Date"), which shall be no less than forty-five (45) days and no more than ninety (90) days after receipt of the Redemption Notice.

            (b) OPTIONAL REDEMPTION PRICE. The redemption price for each share of the Class G Preferred Stock shall be an amount equal to $11.12 (subject to appropriate adjustment from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like) plus an amount equal to all declared but unpaid dividends, if any, payable with respect to such share (the "Optional Redemption Price").

            (c) NOTIFICATION. At least fifteen (15) days prior to the Redemption Date, the Corporation shall mail written notice by first class mail, postage prepaid, to each holder of record of the Class G Preferred Stock, at its address last shown on the records of the Corporation, notifying such holder of such redemption, specifying the Redemption Date, the Optional Redemption Price and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, or its certificate or certificates representing the shares to be redeemed (such notice, the "Closing Notice").

            (d) SURRENDER AND PAYMENT. On or prior to the Redemption Date, each holder of shares of Class G Preferred Stock shall surrender its certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Closing Notice, and thereupon the Optional Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. The Optional Redemption Price due to each holder shall be payable, from any source of funds legally available therefor, by delivery on the Redemption Date of a certified or bank cashier's check in an amount equal to the aggregate Optional Redemption Price due to such holder. From and after the date a holder of shares of the Class G Preferred Stock has received payment in full by receipt of cash, all rights of such holder with respect to such Class G Preferred Stock so redeemed shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

            (e) INSUFFICIENT FUNDS. If, on any Redemption Date, funds of the Corporation legally available therefor shall be insufficient to redeem all of the shares of Class G Preferred Stock required to be redeemed, funds to the extent legally available shall be used to redeem the maximum possible number of such shares ratably on the basis of the relative value of such shares based on the Optional Redemption Prices of such shares on such date if the funds of the Corporation legally available therefore had been sufficient to redeem all shares required to be redeemed on such date. Thereafter, the Corporation shall use its best efforts to obtain sufficient funds to redeem the balance of such shares. When additional funds of the Corporation become legally available for the redemption of the balance of such shares, such additional funds will be used to redeem at the Optional Redemption Price (together with interest at the annual rate of 9%) the balance of the shares which the Corporation was therefore obligated to redeem, ratably on the basis set forth in the preceding sentence. Notwithstanding anything herein to the contrary, if the Optional Redemption Price is not paid when due, all powers, preferences, rights, qualifications, limitations and restrictions (including, without limitation, dividend rights, conversion rights, and liquidation preferences, and voting rights) with respect to shares surrendered for redemption, but not actually redeemed, shall continue until the Optional Redemption Price is paid in full.

            (f) REISSUE. Any shares of Class G Preferred Stock redeemed pursuant to this Section 7 shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued as Class G Preferred Stock, but shall instead have the status of authorized Open Term Preferred Stock, as defined in the Corporation's Restated Articles of Incorporation.

      8.    OPTIONAL REDEMPTION AT THE ELECTION OF THE CORPORATION.

            (a) ELECTION. At any time and from time to time after February 21, 2009, to the extent the Corporation shall have funds legally available for such payment, and subject to the rights of the holders pursuant to Section 6 hereof, the Corporation shall have the right to purchase and redeem all or any portion of the then outstanding shares of Class G Preferred Stock. The Board of Directors shall specify a Redemption Date, which shall be not less than thirty
(30) days nor more than sixty (60) days from the date the Corporation shall mail a Closing Notice to the holders of Class G Preferred Stock.

            (b) MANDATORY REDEMPTION PRICE. The redemption price for each share of the Class G Preferred Stock shall be an amount equal to $22.24 (subject to appropriate adjustment from time to time to reflect stock splits, dividends, recapitalizations, combinations or the like) plus an amount equal to all declared but unpaid dividends, if any, payable with respect to such share (the "Mandatory Redemption Price").

            (c) SURRENDER AND PAYMENT. On or prior to the Redemption Date, each holder of shares of Class G Preferred Stock to be redeemed shall surrender its certificate or certificate representing such shares to the Corporation, in the manner and at the place designated in the Closing Notice, and thereupon the Mandatory Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. The Mandatory Redemption Price due to each holder shall be payable, from any source of funds legally available therefor, by delivery on the Redemption Date of a certified or bank cashier's check in an amount equal to the aggregate Mandatory Redemption Price due to such holder. From and after the date a holder of shares of the Class G Preferred Stock has received payment in full by receipt of cash, all rights of such holder with respect to such Class G Preferred Stock so redeemed shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

            (d) PARTIAL REDEMPTION. In the event of a redemption of less than all of the outstanding shares of Class G Preferred Stock pursuant to the first paragraph of this Section 8, redemption as among the holders of such shares of Class G Preferred Stock shall be on a pro rata basis.

            (e) REISSUE. Any shares of Class G Preferred Stock redeemed pursuant to this Section 8 shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued as Class G Preferred Stock, but shall instead have the status of authorized Open Term Preferred Stock, as defined in the Corporation's Restated Articles of Incorporation.

                            STATEMENT OF CANCELLATION
               OF THE STATEMENT FIXING THE RIGHTS AND PREFERENCES
                   OF THE CLASS F CONVERTIBLE PREFERRED STOCK
                                       OF
                            CAPELLA EDUCATION COMPANY

      The undersigned officer of Capella Education Company (the "Company") hereby certifies that:

      1.    The name of the Company is Capella Education Company.

      2. The Company's Board of Directors has directed that the statement fixing the rights and preferences of the Company's Class F Convertible Preferred Stock be canceled pursuant to Section 302A.133 of the Minnesota Statutes.

      3. There are currently no shares of Class F Convertible Preferred Stock outstanding.

      4. The 1,425,457 shares formerly designated as Class F Convertible Preferred Stock shall have the status of authorized but unissued, undesignated preferred shares.

      5. After giving effect to the cancellation, the Company shall be authorized to issue shares in the amount and class as follows:

                        15,000,000 Common Stock
                         3,000,000 Class A Convertible Preferred Stock
                         1,180,000 Class B Convertible Preferred Stock
                         1,022,222 Class D Convertible Preferred Stock
                         2,596,491 Class E Convertible Preferred Stock
                         2,184,550 Class G Convertible Preferred Stock
                         2,961,808 preferred shares (undesignated as to class or series)

      IN WITNESS WHEREOF, the undersigned has executed this statement of cancellation this 19th day of February, 2003.

                                    CAPELLA EDUCATION COMPANY

                                    By:    /s/ Paul Schroeder
                                       ------------------------------------
                                    Its:Senior Vice President and
                                        Chief Financial Officer

                              ARTICLES OF AMENDMENT
                                       OF
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                            CAPELLA EDUCATION COMPANY


            The undersigned, Gregory W. Thom, Secretary of Capella Education Company, a Minnesota corporation, (the "Corporation"), hereby certifies that:

            (i) The name of the Corporation is Capella Education Company.

            (ii) Article III, Section 1 (A) of the Corporation's Amended and Restated Articles of Incorporation (the "Articles") has been amended to read in its entirety as follows:

            "(A) Authorized Capital Stock. The aggregate number of shares which the Corporation has the authority to issue is one hundred thirteen million (113,000,000) shares, one hundred million (100,000,000) of which shall be designated common shares, $.10 par value (the "Common Shares") and three million (3,000,000) of which shall be designated Class A convertible preferred shares, $1.00 par value (the "Class A Preferred Shares"). The Common Shares and the Class A Preferred Shares are herein sometimes referred to collectively as "Capital Stock." Additionally, the Board of Directors of the Corporation is hereby authorized to cause to be issued from time to time, by resolution or resolutions adopted by such Board, an additional ten million (10,000,000) preferred shares (the "Open Term Preferred Shares")."

            (iii) The Articles have been amended by adding a new Article V to read in its entirety as follows:

                  "ARTICLE V: CONTROL SHARE ACQUISITION STATUTE NOT APPLICABLE Neither Section 302A.671 of the Minnesota Statutes nor any successor statute thereto shall apply to, or govern in any manner, the Corporation or any control share acquisition of shares of capital stock of the Corporation or limit in any respect the voting or other rights of any existing or future shareholder of the Corporation or entitle the Corporation or its shareholders to any redemption or other rights with respect to outstanding capital stock of the Corporation that the Corporation or its shareholders would not have in the absence of Section 302A.671 of the Minnesota Statutes or any successor statute thereto."

            (iv) The Articles have been amended by adding a new Article VI to read in its entirety as follows:

                  "ARTICLE VI: DISSENTERS' RIGHTS To the extent permitted by Chapter 302A of the Minnesota Statutes, no action set forth in paragraph (a) of Section 302A.471, subdivision 1, of the Minnesota Statutes (including any amendment or successor statute thereto) shall create any right of any shareholder of the Corporation to dissent from, and obtain the fair value of the shareholder's shares in the event of, any such action."

            (v) The Articles have been amended by adding a new Article VII to read in its entirety as follows:

                  "ARTICLE VII: WRITTEN ACTION OF THE BOARD OF DIRECTORS Any action required or permitted to be taken at a meeting of the Board of Directors of the Corporation not needing approval by the shareholders under Chapter 302A of the Minnesota Statutes may be taken by written action signed by the number of directors that would be required to take such action at a meeting of the Board of Directors at which all directors are present."

            (vi) The foregoing amendments have been adopted pursuant to Chapter 302A of the Minnesota Statutes.


            IN WITNESS WHEREOF, I have subscribed my name this 2nd day of June, 2005.



                                               /s/Gregory W. Thom
                                               ---------------------------------
                                               Gregory W. Thom, Secretary


                                       2